UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31

Registrant is making a filing for 9 of its series: Allspring Disciplined U.S. Core Fund, Allspring Discovery All Cap Growth Fund, Allspring Discovery Large Cap Growth Fund, Allspring Growth Fund, Allspring Large Cap Core Fund, Allspring Large Cap Growth Fund, Allspring Large Company Value Fund, Allspring Premier Large Company Growth Fund and Allspring Special Large Cap Value Fund

Date of reporting period: July 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

2

Allspring Disciplined U.S. Core Fund
Annual Report
July 31, 2023

The views expressed and any forward-looking statements are as of July 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Disciplined U.S. Core Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 13.02%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.41%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 8.35%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -3.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 2.45%, the Bloomberg Municipal Bond Index6 gained 0.93%, and the ICE BofA U.S. High Yield Index7 returned 4.24%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with historically high annual inflation, which topped 9% in the eurozone and remained above 8% in the U.S., despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices in August 2022. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Disciplined U.S. Core Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Disciplined U.S. Core Fund | 3

Letter to shareholders (unaudited)
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Disciplined U.S. Core Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Disciplined U.S. Core Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Robert M. Wicentowski, CFA

Average annual total returns (%) as of July 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EVSAX)	2-28-1990	6.48	10.00	11.22	13.00	11.31	11.88	0.83	0.83
Class C (EVSTX)	6-30-1999	11.12	10.49	11.21	12.12	10.49	11.21	1.58	1.58
Class R6 (EVSRX)[3]	9-30-2015	–	–	–	13.44	11.78	12.36	0.41	0.41
Administrator Class (EVSYX)	2-21-1995	–	–	–	13.11	11.43	12.01	0.76	0.74
Institutional Class (EVSIX)	7-30-2010	–	–	–	13.40	11.72	12.31	0.51	0.48
S&P 500 Index[4]	–	–	–	–	13.02	12.20	12.66	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.86% for Class A, 1.61% for Class C, 0.43% for Class R6, 0.74% for Administrator Class and
0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Disciplined U.S. Core Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in
Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Disciplined U.S. Core Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A shares, excluding sales charge) underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2023.
•Negative stock selection effects detracted from relative performance in health care, real estate, and energy. Variation in sector weights versus the index were relatively small, as is typical for the strategy.
•Stock selection was the main contributor to Fund performance, adding value in 6 of the 11 sectors. The Fund benefited from positive stock selection in communication services, financials, and information technology (IT).
U.S. equities sold off sharply in 2022 before rebounding at year-end and through the first half of 2023.
During 2022, U.S. markets succumbed to pressure from soaring inflation, surging food and energy prices, aggressive central bank tightening, slowing global growth, and the aftershocks of Russia’s invasion of Ukraine. However, U.S. equities rallied during both the fourth quarter of 2022 and the first half of 2023, overcoming persistent inflation, higher interest rates, a regional banking crisis, an underwhelming Chinese recovery, recession fears, stretched valuations, and narrow market leadership. U.S. equity markets were supported by softer inflation data, a slower pace of rate increases by the Federal Reserve (Fed), better-than-expected corporate earnings, and optimism over a soft landing for the U.S. economy. Over the 12-month period, large caps outperformed small caps and growth significantly outperformed value.
The Fund emphasized higher-quality stocks amid rising interest rates and slowing economic growth.
Many of the themes of the past few quarters remain in place. Inflation remains elevated but is exhibiting a downward trend. Most central banks remain hawkish. Consumers continue to face headwinds, geopolitical tensions persist, and the U.S. economy faces an elevated risk of recession in late 2023 or early 2024.
Throughout this period, we have continued to be mindful of our exposure to beta (more volatile), longer-duration, and credit-sensitive assets. With most macroeconomic data indicating late-cycle dynamics, fundamentally attractive companies on measures such as profitability and valuation look well positioned. The strategy maintains exposure to high-quality companies with the pricing power to navigate the inflationary environment.
The strategy is still positioned to benefit from increasing long rates but is beginning to reflect a view that we are closer to peak rates. The yield curve remains deeply inverted. Combined with tightening of bank lending standards, shrinkage in the money supply, and a hawkish Fed, that indicates the potential for widening of credit spreads and increased recession risks. This could continue to hurt banks and other financial and real estate securities over an extended period as commercial properties will need to refinance at higher rates as loans become due.
We have mitigated some of this risk by remaining underweight banks, real estate, and consumer-sensitive stocks while remaining overweight in defensive areas of the market, such as food products/consumer staples retailers, health care providers, and attractively valued technology/communication companies. We also reduced an underweight in travel/leisure stocks as consumer preferences have shifted from goods to services.
The Fund further tightened exposure to inflation shocks and oil as a means of weathering the volatility in commodities. To mitigate this volatility, the Fund continues to be largely neutral to energy, with a preference toward larger, diversified companies. We still prefer an emphasis on quality and long-term value over volatility as we enter the later phases of the economic cycle.

Ten largest holdings (%) as of July 31, 2023[1]
Apple, Inc.	7.33
Microsoft Corp.	6.61
NVIDIA Corp.	2.89
Amazon.com, Inc.	2.88
Alphabet, Inc. Class C	2.30
Meta Platforms, Inc. Class A	2.27
Alphabet, Inc. Class A	1.91
Tesla, Inc.	1.71
Berkshire Hathaway, Inc. Class B	1.64
Exxon Mobil Corp.	1.62

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection was weakest in health care, real estate, and energy.
Bottom-up stock selection effects in health care, real estate, and energy detracted from relative performance. The health care sector is typically viewed as a haven of quality growth against rising rates. However, after holding up well during 2022’s market downturn, CVS Health (-19%) and Bristol-Myers Squibb (-13%) sold off during the first half of 2023. The Fund’s underweight to Eli Lilly and Co. (+40%) also detracted from results in health care. Extra Space Storage (-23%), a self-storage real estate investment trust, detracted from performance in real estate. Marathon Petroleum shares surged higher amid 2022’s rise in energy prices. The Fund took an overweight position in the stock toward the end of 2022 but missed out on most of Marathon’s+49% return during the trailing 12-month period.

8 | Allspring Disciplined U.S. Core Fund

Performance highlights (unaudited)
Stock selection was favorable in communication services, financials, and IT.
The strategy’s risk-controlled discipline and its focus on bottom-up stock selection tend to limit the effect of sector allocations on relative performance, and that was true over this period. Bottom-up stock-selection effects in communication services, financials, and IT contributed to relative performance. Meta Platforms surged (+100%) on tailwinds from strong revenue and investor enthusiasm over artificial intelligence. Two other communication services companies, Verizon Communications (-12%) and Walt Disney Co. (-7%), were sold from the Fund and then trended lower after reporting disappointing earnings. Two insurers, Arch Capital Group (+75%) and Everest Group (+41%), contributed to results in financials. The Fund also benefited from a lack of exposure to either First Republic (-100%) or Silicon Valley Bank (-100%), which experienced high-speed bank runs and were shut down. Broadcom, Inc. (+73%), and Jabil, Inc. (+57%), contributed to relative performance in IT.

Sector allocation as of July 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Recessions risks are elevated as economic growth weakens and credit conditions tighten.
At the midpoint of 2023, global economic growth has stagnated amid an environment of elevated interest rates. The sharp rise in short-term rates appears to be taming inflation, but the lagged effects of 2022’s rapid tightening cycle are increasing the likelihood of a hard economic landing in many developed economies. Higher rates and stubborn inflation are persistently raising the costs for businesses and prices for consumers.
Depending on the company and industry, many firms have already experienced a profit recession, which typically precedes an economic recession. However, this profit recession may be extended. With wage pressures still elevated, though fading, there may be further profit margin compression ahead. Combined with a decline in revenue, corporate earnings continue to be at risk during the second half of 2023. Earnings expectations will likely rebound before the economy improves. On average, markets begin their recovery before the economy starts to recover.
The first half of 2023 saw an expansion of stock valuations as U.S. equity prices rose while earnings expectations trended lower. As companies report second-quarter earnings and provide updated guidance for the remainder of 2023, there is an elevated risk that the earnings outlook will deteriorate further. Given the environment of tighter credit conditions and stagnant economic growth, we believe it is still prudent to emphasize higher-quality stocks. In addition to our current emphasis on quality, our longstanding focus on strong earnings and inexpensive valuations is presenting selective opportunities within cyclical value stocks.
We currently anticipate volatile and range-bound markets. While we are generally cautious, there are potential positive catalysts from decelerating inflation and a resilient U.S. jobs market. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Allspring Disciplined U.S. Core Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2023 to July 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2023	Ending account value 7-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,137.91	$4.40	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16	0.83%
Class C
Actual	$1,000.00	$1,133.84	$8.41	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$7.95	1.59%
Class R6
Actual	$1,000.00	$1,140.43	$2.23	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.11	0.42%
Administrator Class
Actual	$1,000.00	$1,138.50	$3.87	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.66	0.73%
Institutional Class
Actual	$1,000.00	$1,140.56	$2.55	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 97.57%
Communication services: 8.87%
Diversified telecommunication services: 0.16%
AT&T, Inc.	102,994	$1,495,473
Entertainment: 1.03%
Activision Blizzard, Inc.†	17,790	1,650,200
Netflix, Inc.†	18,278	8,023,494
		9,673,694
Interactive media & services: 6.48%
Alphabet, Inc. Class A†	135,334	17,961,528
Alphabet, Inc. Class C†	162,191	21,589,244
Meta Platforms, Inc. Class A†	67,150	21,393,990
		60,944,762
Media: 1.20%
Comcast Corp. Class A	106,565	4,823,132
Interpublic Group of Cos., Inc.	50,863	1,741,041
Omnicom Group, Inc.	56,399	4,772,483
		11,336,656
Consumer discretionary: 10.07%
Automobile components: 0.25%
BorgWarner, Inc.	50,927	2,368,106
Automobiles: 2.01%
Ford Motor Co.	217,786	2,876,953
Tesla, Inc.†	60,039	16,056,230
		18,933,183
Broadline retail: 2.88%
Amazon.com, Inc.†	202,489	27,068,730
Hotels, restaurants & leisure: 1.08%
Expedia Group, Inc.†	42,758	5,239,138
McDonald’s Corp.	16,588	4,863,601
		10,102,739
Household durables: 1.42%
Lennar Corp. Class A	35,345	4,482,807
NVR, Inc.†	487	3,071,236
PulteGroup, Inc.	68,870	5,811,939
		13,365,982
Specialty retail: 1.76%
Home Depot, Inc.	27,830	9,290,767
O’Reilly Automotive, Inc.†	2,681	2,482,043
Ulta Beauty, Inc.†	10,709	4,763,363
		16,536,173
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 11

Portfolio of investments—July 31, 2023

	Shares	Value
Textiles, apparel & luxury goods: 0.67%
Deckers Outdoor Corp.†	3,392	$1,844,196
NIKE, Inc. Class B	23,808	2,628,165
Tapestry, Inc.	41,844	1,805,569
		6,277,930
Consumer staples: 6.07%
Beverages: 0.67%
Coca-Cola Co.	35,177	2,178,512
PepsiCo, Inc.	21,669	4,062,071
		6,240,583
Consumer staples distribution & retail: 2.51%
BJ’s Wholesale Club Holdings, Inc.†	16,135	1,069,912
Costco Wholesale Corp.	11,000	6,167,370
Kroger Co.	94,863	4,614,136
Target Corp.	8,465	1,155,219
Walmart, Inc.	66,476	10,626,853
		23,633,490
Food products: 1.32%
Archer-Daniels-Midland Co.	46,989	3,992,185
Bunge Ltd.	41,289	4,486,876
Darling Ingredients, Inc.†	30,557	2,116,072
Tyson Foods, Inc. Class A	32,279	1,798,586
		12,393,719
Household products: 0.63%
Procter & Gamble Co.	38,091	5,953,623
Tobacco: 0.94%
Altria Group, Inc.	51,047	2,318,555
Philip Morris International, Inc.	65,238	6,505,533
		8,824,088
Energy: 3.95%
Energy equipment & services: 0.41%
Halliburton Co.	98,501	3,849,419
Oil, gas & consumable fuels: 3.54%
Chevron Corp.	67,179	10,994,515
EQT Corp.	20,844	879,200
Exxon Mobil Corp.	142,457	15,277,089
Marathon Petroleum Corp.	22,956	3,053,607
Valero Energy Corp.	24,236	3,124,263
		33,328,674
Financials: 12.52%
Banks: 3.04%
Bank of America Corp.	138,301	4,425,632
Citigroup, Inc.	83,085	3,959,831
The accompanying notes are an integral part of these financial statements.
12 | Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Banks (continued)
JPMorgan Chase & Co.	79,412	$12,543,920
New York Community Bancorp, Inc.	157,690	2,187,160
Popular, Inc.	11,452	830,843
U.S. Bancorp	45,812	1,817,820
Wells Fargo & Co.	60,984	2,815,021
		28,580,227
Capital markets: 1.72%
Bank of New York Mellon Corp.	111,419	5,053,966
Interactive Brokers Group, Inc. Class A	55,033	4,806,032
Jefferies Financial Group, Inc.	41,444	1,524,725
LPL Financial Holdings, Inc.	15,399	3,531,915
Northern Trust Corp.	15,205	1,218,224
		16,134,862
Consumer finance: 0.33%
Capital One Financial Corp.	17,708	2,072,190
Synchrony Financial	28,978	1,000,900
		3,073,090
Financial services: 4.83%
Berkshire Hathaway, Inc. Class B†	43,988	15,482,017
FleetCor Technologies, Inc.†	18,138	4,514,730
Mastercard, Inc. Class A	20,512	8,087,471
PayPal Holdings, Inc.†	35,637	2,701,997
Visa, Inc. Class A	61,665	14,659,620
		45,445,835
Insurance: 2.60%
Arch Capital Group Ltd.†	48,206	3,745,124
Everest Group Ltd.	15,900	5,732,109
Hartford Financial Services Group, Inc.	51,941	3,733,519
MetLife, Inc.	82,374	5,187,091
Reinsurance Group of America, Inc.	20,680	2,902,438
W R Berkley Corp.	51,220	3,159,762
		24,460,043
Health care: 13.23%
Biotechnology: 2.36%
AbbVie, Inc.	10,818	1,618,156
Biogen, Inc.†	7,968	2,152,874
Exelixis, Inc.†	271,677	5,354,754
Gilead Sciences, Inc.	22,588	1,719,850
Moderna, Inc.†	10,958	1,289,318
United Therapeutics Corp.†	13,721	3,330,361
Vertex Pharmaceuticals, Inc.†	18,967	6,682,833
		22,148,146
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 13

Portfolio of investments—July 31, 2023

	Shares	Value
Health care equipment & supplies: 2.53%
Abbott Laboratories	57,164	$6,364,068
Boston Scientific Corp.†	66,393	3,442,477
Edwards Lifesciences Corp.†	20,158	1,654,367
Hologic, Inc.†	67,846	5,388,330
ResMed, Inc.	11,032	2,452,965
Zimmer Biomet Holdings, Inc.	32,655	4,511,288
		23,813,495
Health care providers & services: 3.99%
AmerisourceBergen Corp.	33,797	6,316,659
Cardinal Health, Inc.	7,868	719,686
Centene Corp.†	54,495	3,710,565
CVS Health Corp.	73,788	5,511,226
Elevance Health, Inc.	8,513	4,014,986
McKesson Corp.	15,588	6,272,611
Molina Healthcare, Inc.†	9,772	2,975,476
UnitedHealth Group, Inc.	15,777	7,989,000
		37,510,209
Life sciences tools & services: 0.39%
Thermo Fisher Scientific, Inc.	6,742	3,699,066
Pharmaceuticals: 3.96%
Bristol-Myers Squibb Co.	107,743	6,700,537
Eli Lilly & Co.	9,678	4,399,135
Jazz Pharmaceuticals PLC†	10,588	1,380,887
Johnson & Johnson	59,304	9,935,199
Merck & Co., Inc.	76,197	8,126,410
Pfizer, Inc.	185,827	6,700,922
		37,243,090
Industrials: 8.87%
Aerospace & defense: 1.45%
Howmet Aerospace, Inc.	63,261	3,235,168
Lockheed Martin Corp.	11,300	5,043,981
Textron, Inc.	69,417	5,398,560
		13,677,709
Air freight & logistics: 0.74%
Expeditors International of Washington, Inc.	11,961	1,522,635
United Parcel Service, Inc. Class B	28,807	5,390,654
		6,913,289
Building products: 1.79%
Builders FirstSource, Inc.†	11,869	1,714,240
Carrier Global Corp.	119,619	7,123,311
Masco Corp.	28,019	1,700,193
Owens Corning	44,946	6,291,990
		16,829,734
The accompanying notes are an integral part of these financial statements.
14 | Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Commercial services & supplies: 0.40%
Waste Management, Inc.	23,059	$3,776,834
Construction & engineering: 0.67%
EMCOR Group, Inc.	12,097	2,601,339
Quanta Services, Inc.	18,116	3,652,548
		6,253,887
Electrical equipment: 0.99%
Acuity Brands, Inc.	20,466	3,381,802
Emerson Electric Co.	45,421	4,149,208
Rockwell Automation, Inc.	5,404	1,817,311
		9,348,321
Ground transportation: 0.33%
CSX Corp.	93,153	3,103,858
Machinery: 1.51%
AGCO Corp.	40,412	5,378,837
Cummins, Inc.	4,166	1,086,493
Parker-Hannifin Corp.	13,526	5,545,795
Timken Co.	23,440	2,176,639
		14,187,764
Passenger airlines: 0.54%
United Airlines Holdings, Inc.†	93,379	5,071,413
Trading companies & distributors: 0.45%
WESCO International, Inc.	23,954	4,205,604
Information technology: 27.72%
Communications equipment: 1.08%
Cisco Systems, Inc.	195,288	10,162,787
Electronic equipment, instruments & components: 0.98%
Jabil, Inc.	57,717	6,387,540
Keysight Technologies, Inc.†	17,685	2,848,700
		9,236,240
IT services: 0.82%
Accenture PLC Class A	18,951	5,995,149
Amdocs Ltd.	18,464	1,728,969
		7,724,118
Semiconductors & semiconductor equipment: 7.59%
Advanced Micro Devices, Inc.†	32,367	3,702,785
Analog Devices, Inc.	10,809	2,156,720
Applied Materials, Inc.	36,663	5,557,744
Broadcom, Inc.	16,588	14,906,806
Enphase Energy, Inc.†	9,931	1,507,824
KLA Corp.	12,936	6,648,457
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 15

Portfolio of investments—July 31, 2023

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Lam Research Corp.	1,675	$1,203,471
Microchip Technology, Inc.	50,425	4,736,924
Monolithic Power Systems, Inc.	3,042	1,701,968
NVIDIA Corp.	58,134	27,165,437
QUALCOMM, Inc.	15,457	2,042,952
		71,331,088
Software: 9.92%
Adobe, Inc.†	13,551	7,401,150
Cadence Design Systems, Inc.†	6,501	1,521,299
Dropbox, Inc. Class A†	188,068	5,068,433
Fortinet, Inc.†	43,488	3,379,887
Microsoft Corp.	184,962	62,132,435
Oracle Corp.	25,527	2,992,530
Salesforce, Inc.†	21,585	4,856,841
Synopsys, Inc.†	13,163	5,947,043
		93,299,618
Technology hardware, storage & peripherals: 7.33%
Apple, Inc.	350,519	68,859,458
Materials: 2.37%
Chemicals: 1.45%
CF Industries Holdings, Inc.	31,519	2,587,080
LyondellBasell Industries NV Class A	45,889	4,536,587
Olin Corp.	30,207	1,742,340
Westlake Corp.	34,923	4,801,912
		13,667,919
Containers & packaging: 0.25%
Graphic Packaging Holding Co.	97,866	2,368,357
Metals & mining: 0.67%
Reliance Steel & Aluminum Co.	21,484	6,291,804
Real estate: 1.82%
Industrial REITs : 0.29%
Prologis, Inc.	21,774	2,716,307
Retail REITs : 0.29%
Simon Property Group, Inc.	22,377	2,788,174
Specialized REITs : 1.24%
CubeSmart	34,296	1,487,075
Extra Space Storage, Inc.	26,855	3,748,152
Gaming & Leisure Properties, Inc.	30,162	1,431,489
Public Storage	7,754	2,184,689
VICI Properties, Inc. Class A	89,149	2,806,410
		11,657,815
The accompanying notes are an integral part of these financial statements.
16 | Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Utilities: 2.08%
Electric utilities: 1.59%
American Electric Power Co., Inc.	60,104	$5,093,213
Evergy, Inc.	26,931	1,615,052
NextEra Energy, Inc.	43,078	3,157,617
PPL Corp.	99,417	2,736,950
Southern Co.	32,417	2,345,046
		14,947,878
Multi-utilities: 0.49%
DTE Energy Co.	40,328	4,609,490
Total common stocks (Cost $489,482,090)		917,464,553

		Yield
Short-term investments: 2.28%
Investment companies: 2.28%
Allspring Government Money Market Fund Select Class♠∞		5.19%	21,428,630	21,428,630
Total short-term investments (Cost $21,428,630)				21,428,630
Total investments in securities (Cost $510,910,720)	99.85%			938,893,183
Other assets and liabilities, net	0.15			1,416,170
Total net assets	100.00%			$940,309,353

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$8,984,426	$137,992,981	$(125,548,777)	$0	$0	$21,428,630	21,428,630	$575,384
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	4,861,266	(4,861,271)	5	0	0	0	1,714 [1]
				$5	$0	$21,428,630		$577,098

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 17

Portfolio of investments—July 31, 2023

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	89	9-15-2023	$19,838,799	$20,534,525	$695,726	$0
The accompanying notes are an integral part of these financial statements.
18 | Allspring Disciplined U.S. Core Fund

Statement of assets and liabilities—July 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $489,482,090)	$917,464,553
Investments in affiliated securities, at value (cost $21,428,630)	21,428,630
Cash at broker segregated for futures contracts	1,367,400
Receivable for Fund shares sold	671,007
Receivable for dividends	542,681
Receivable for daily variation margin on open futures contracts	35,769
Prepaid expenses and other assets	221,635
Total assets	941,731,675
Liabilities
Payable for Fund shares redeemed	923,300
Management fee payable	237,375
Shareholder servicing fees payable	111,933
Administration fees payable	109,382
Distribution fees payable	9,290
Trustees’ fees and expenses payable	301
Accrued expenses and other liabilities	30,741
Total liabilities	1,422,322
Total net assets	$940,309,353
Net assets consist of
Paid-in capital	$432,462,255
Total distributable earnings	507,847,098
Total net assets	$940,309,353
Computation of net asset value and offering price per share
Net assets–Class A	$473,166,999
Shares outstanding–Class A1	23,597,591
Net asset value per share–Class A	$20.05
Maximum offering price per share – Class A2	$21.27
Net assets–Class C	$17,763,405
Shares outstanding–Class C1	988,906
Net asset value per share–Class C	$17.96
Net assets–Class R6	$253,153,897
Shares outstanding–Class R6[1]	12,176,255
Net asset value per share–Class R6	$20.79
Net assets–Administrator Class	$47,833,319
Shares outstanding–Administrator Class[1]	2,290,658
Net asset value per share–Administrator Class	$20.88
Net assets–Institutional Class	$148,391,733
Shares outstanding–Institutional Class[1]	7,229,694
Net asset value per share–Institutional Class	$20.53
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 19

Statement of operations—year ended July 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $3,387)	$13,996,031
Income from affiliated securities	575,545
Interest	45,710
Total investment income	14,617,286
Expenses
Management fee	3,077,949
Administration fees
Class A	898,116
Class C	37,316
Class R	5,266 [1]
Class R6	75,574
Administrator Class	57,766
Institutional Class	173,032
Shareholder servicing fees
Class A	1,074,035
Class C	44,476
Class R	6,263 [1]
Administrator Class	105,246
Distribution fees
Class C	133,429
Class R	6,174 [1]
Custody and accounting fees	34,715
Professional fees	65,550
Registration fees	86,375
Shareholder report expenses	65,135
Trustees’ fees and expenses	24,387
Other fees and expenses	72,768
Total expenses	6,043,572
Less: Fee waivers and/or expense reimbursements
Fund-level	(24,669)
Class A	(26,983)
Class C	(3)
Administrator Class	(9,701)
Institutional Class	(53,115)
Net expenses	5,929,101
Net investment income	8,688,185
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Disciplined U.S. Core Fund

Statement of operations—year ended July 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$74,783,945
Affiliated securities	5
Futures contracts	1,013,278
Net realized gains on investments	75,797,228
Net change in unrealized gains (losses) on
Unaffiliated securities	23,837,106
Futures contracts	192,394
Net change in unrealized gains (losses) on investments	24,029,500
Net realized and unrealized gains (losses) on investments	99,826,728
Net increase in net assets resulting from operations	$108,514,913
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 21

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2023		Year ended July 31, 2022
Operations
Net investment income		$8,688,185		$9,388,867
Net realized gains on investments		75,797,228		100,713,525
Net change in unrealized gains (losses) on investments		24,029,500		(140,109,744)
Net increase (decrease) in net assets resulting from operations		108,514,913		(30,007,352)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(52,376,607)		(41,800,708)
Class C		(2,335,076)		(2,103,959)
Class R		(328,100)[1]		(325,019)
Class R6		(31,761,771)		(27,186,743)
Administrator Class		(5,446,142)		(4,249,188)
Institutional Class		(16,672,329)		(13,233,665)
Total distributions to shareholders		(108,920,025)		(88,899,282)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,306,099	23,596,061	872,276	19,043,317
Class C	55,630	912,230	66,563	1,291,580
Class R	12,134 [1]	227,671 [1]	32,976	767,963
Class R6	475,719	8,763,132	374,988	8,156,586
Administrator Class	176,890	3,369,525	261,446	6,154,474
Institutional Class	1,083,968	20,646,549	837,224	18,892,679
		57,515,168		54,306,599
Reinvestment of distributions
Class A	2,876,593	49,070,040	1,721,849	39,080,723
Class C	150,602	2,295,178	100,635	2,069,063
Class R	19,052 [1]	328,100 [1]	14,203	325,019
Class R6	1,721,944	30,504,254	1,103,953	25,895,916
Administrator Class	268,307	4,768,503	164,016	3,859,677
Institutional Class	858,897	15,013,566	509,416	11,813,677
		101,979,641		83,044,075
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Disciplined U.S. Core Fund

Statement of changes in net assets

	Year ended July 31, 2023		Year ended July 31, 2022
	Shares		Shares
Payment for shares redeemed
Class A	(2,993,140)	$(54,567,903)	(3,094,354)	$(68,315,947)
Class C	(381,282)	(6,241,328)	(305,748)	(6,087,730)
Class R	(184,885)[1]	(3,559,889)[1]	(72,052)	(1,563,821)
Class R6	(3,304,581)	(63,297,124)	(2,713,444)	(63,086,684)
Administrator Class	(432,099)	(8,110,129)	(325,023)	(7,511,866)
Institutional Class	(1,614,834)	(29,908,563)	(1,475,152)	(33,016,713)
		(165,684,936)		(179,582,761)
Net decrease in net assets resulting from capital share transactions		(6,190,127)		(42,232,087)
Total decrease in net assets		(6,595,239)		(161,138,721)
Net assets
Beginning of period		946,904,592		1,108,043,313
End of period		$940,309,353		$946,904,592
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 23

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.25	$22.77	$18.22	$17.29	$17.70
Net investment income	0.13	0.16	0.14	0.23	0.25
Net realized and unrealized gains (losses) on investments	2.06	(0.78)	6.18	1.47	0.38
Total from investment operations	2.19	(0.62)	6.32	1.70	0.63
Distributions to shareholders from
Net investment income	(0.15)	(0.16)	(0.33)	(0.33)	(0.19)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)
Total distributions to shareholders	(2.39)	(1.90)	(1.77)	(0.77)	(1.04)
Net asset value, end of period	$20.05	$20.25	$22.77	$18.22	$17.29
Total return[1]	13.00%	(3.60)%	36.73%	9.97%	4.31%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.85%	0.86%	0.84%
Net expenses	0.84%	0.84%	0.85%	0.85%	0.84%
Net investment income	0.82%	0.73%	0.76%	1.25%	1.40%
Supplemental data
Portfolio turnover rate	43%	25%	36%	50%	63%
Net assets, end of period (000s omitted)	$473,167	$453,829	$521,702	$421,005	$434,367

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$18.37	$20.82	$16.70	$15.85	$16.28
Net investment income (loss)	0.03	(0.00)[1]	0.02	0.11	0.12
Net realized and unrealized gains (losses) on investments	1.80	(0.71)	5.64	1.32	0.35
Total from investment operations	1.83	(0.71)	5.66	1.43	0.47
Distributions to shareholders from
Net investment income	0.00	0.00	(0.10)	(0.14)	(0.05)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)
Total distributions to shareholders	(2.24)	(1.74)	(1.54)	(0.58)	(0.90)
Net asset value, end of period	$17.96	$18.37	$20.82	$16.70	$15.85
Total return[2]	12.12%	(4.30)%	35.80%	9.09%	3.59%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.59%	1.60%	1.60%	1.59%
Net expenses	1.59%	1.59%	1.60%	1.60%	1.59%
Net investment income (loss)	0.08%	(0.02)%	0.02%	0.51%	0.66%
Supplemental data
Portfolio turnover rate	43%	25%	36%	50%	63%
Net assets, end of period (000s omitted)	$17,763	$21,381	$27,121	$29,141	$38,708

[1]	Amount is more than $(0.005).
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.93	$23.46	$18.72	$17.76	$18.17
Net investment income	0.21	0.26 [1]	0.24	0.31	0.32
Net realized and unrealized gains (losses) on investments	2.14	(0.80)	6.36	1.51	0.40
Total from investment operations	2.35	(0.54)	6.60	1.82	0.72
Distributions to shareholders from
Net investment income	(0.25)	(0.25)	(0.42)	(0.42)	(0.28)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)
Total distributions to shareholders	(2.49)	(1.99)	(1.86)	(0.86)	(1.13)
Net asset value, end of period	$20.79	$20.93	$23.46	$18.72	$17.76
Total return	13.44%	(3.15)%	37.35%	10.39%	4.77%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.41%	0.42%	0.43%	0.41%
Net expenses	0.42%	0.41%	0.42%	0.42%	0.41%
Net investment income	1.25%	1.16%	1.18%	1.70%	1.84%
Supplemental data
Portfolio turnover rate	43%	25%	36%	50%	63%
Net assets, end of period (000s omitted)	$253,154	$277,956	$340,631	$253,223	$340,606

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
26 | Allspring Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.00	$23.55	$18.78	$17.80	$18.17
Net investment income	0.15	0.19 [1]	0.19 [1]	0.24 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	2.15	(0.82)	6.37	1.53	0.41
Total from investment operations	2.30	(0.63)	6.56	1.77	0.67
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.35)	(0.35)	(0.19)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)
Total distributions to shareholders	(2.42)	(1.92)	(1.79)	(0.79)	(1.04)
Net asset value, end of period	$20.88	$21.00	$23.55	$18.78	$17.80
Total return	13.11%	(3.49)%	36.93%	10.08%	4.43%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.74%	0.77%	0.77%	0.76%
Net expenses	0.73%	0.73%	0.74%	0.74%	0.74%
Net investment income	0.93%	0.85%	0.89%	1.37%	1.50%
Supplemental data
Portfolio turnover rate	43%	25%	36%	50%	63%
Net assets, end of period (000s omitted)	$47,833	$47,831	$51,271	$50,655	$58,808

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 27

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.69	$23.22	$18.54	$17.57	$17.98
Net investment income	0.19	0.24	0.23 [1]	0.29 [1]	0.30 [1]
Net realized and unrealized gains (losses) on investments	2.12	(0.80)	6.29	1.51	0.40
Total from investment operations	2.31	(0.56)	6.52	1.80	0.70
Distributions to shareholders from
Net investment income	(0.23)	(0.23)	(0.40)	(0.39)	(0.26)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)
Total distributions to shareholders	(2.47)	(1.97)	(1.84)	(0.83)	(1.11)
Net asset value, end of period	$20.53	$20.69	$23.22	$18.54	$17.57
Total return	13.40%	(3.24)%	37.26%	10.39%	4.69%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.51%	0.52%	0.52%	0.51%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.18%	1.09%	1.14%	1.67%	1.77%
Supplemental data
Portfolio turnover rate	43%	25%	36%	50%	63%
Net assets, end of period (000s omitted)	$148,392	$142,768	$163,217	$146,707	$285,616

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
28 | Allspring Disciplined U.S. Core Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily
Allspring Disciplined U.S. Core Fund | 29

Notes to financial statements
changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2023, the aggregate cost of all investments for federal income tax purposes was $513,659,015 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$434,744,251
Gross unrealized losses	(8,814,357)
Net unrealized gains	$425,929,894
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$208,706	$(208,706)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
30 | Allspring Disciplined U.S. Core Fund

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$83,450,585	$0	$0	$83,450,585
Consumer discretionary	94,652,843	0	0	94,652,843
Consumer staples	57,045,503	0	0	57,045,503
Energy	37,178,093	0	0	37,178,093
Financials	117,694,057	0	0	117,694,057
Health care	124,414,006	0	0	124,414,006
Industrials	83,368,413	0	0	83,368,413
Information technology	260,613,309	0	0	260,613,309
Materials	22,328,080	0	0	22,328,080
Real estate	17,162,296	0	0	17,162,296
Utilities	19,557,368	0	0	19,557,368
Short-term investments
Investment companies	21,428,630	0	0	21,428,630
	938,893,183	0	0	938,893,183
Futures contracts	695,726	0	0	695,726
Total assets	$939,588,909	$0	$0	$939,588,909
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
Allspring Disciplined U.S. Core Fund | 31

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended July 31, 2023, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.86%
Class C	1.61
Class R6	0.43
Administrator Class	0.74
Institutional Class	0.48
Prior to June 30, 2023, the Fund’s expenses were capped at 0.87% for Class A shares and 1.62% for Class C shares.
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges
32 | Allspring Disciplined U.S. Core Fund

Notes to financial statements
from redemptions of Class C shares. For the year ended July 31, 2023, Allspring Funds Distributor received $4,157 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2023 were $373,633,364 and $489,825,367, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended July 31, 2023, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $13,243,248 in long futures contracts during the year ended July 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:
	Year ended July 31
	2023	2022
Ordinary income	$17,221,173	$15,544,726
Long-term capital gain	91,698,852	73,354,556
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$8,684,732	$73,261,773	$425,929,894
9.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without
Allspring Disciplined U.S. Core Fund | 33

Notes to financial statements
the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
34 | Allspring Disciplined U.S. Core Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined U.S. Core Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 26, 2023
Allspring Disciplined U.S. Core Fund | 35

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 83% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $91,698,852 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $15,337,075 of income dividends paid during the fiscal year ended July 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2023, $7,836,102 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

36 | Allspring Disciplined U.S. Core Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Disciplined U.S. Core Fund | 37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38 | Allspring Disciplined U.S. Core Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Disciplined U.S. Core Fund | 39

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Disciplined U.S. Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

40 | Allspring Disciplined U.S. Core Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review except the five-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the S&P 500 Index, for the one-year period under review, in range of the investment performance of its benchmark index for the three-year period under review, and lower than the investment performance of its benchmark index for the five- and ten- year periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class except Class R and the Administrator Class, which was equal to the median net operating expense ratios of the expense Groups. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A and Class C shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Allspring Disciplined U.S. Core Fund | 41

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

42 | Allspring Disciplined U.S. Core Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Disciplined U.S. Core Fund | 43

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-08072023-cjd3ph6b 09-23
AR0616 07-23

Allspring Discovery All Cap Growth Fund
Annual Report
July 31, 2023

The views expressed and any forward-looking statements are as of July 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Discovery All Cap Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery All Cap Growth Fund for the 12-month period that ended July 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 13.02%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.41%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 8.35%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -3.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 2.45%, the Bloomberg Municipal Bond Index6 gained 0.93%, and the ICE BofA U.S. High Yield Index7 returned 4.24%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with historically high annual inflation, which topped 9% in the eurozone and remained above 8% in the U.S., despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices in August 2022. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Discovery All Cap Growth Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Discovery All Cap Growth Fund | 3

Letter to shareholders (unaudited)
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Discovery All Cap Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Discovery All Cap Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA, Christopher J. Warner, CFA

Average annual total returns (%) as of July 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EKOAX)	4-29-1968	2.76	7.51	10.48	9.03	8.79	11.13	1.25	1.24
Class C (EKOCX)	8-2-1993	7.24	8.05	10.50	8.24	8.05	10.50	2.00	1.99
Administrator Class (EOMYX)	1-13-1997	–	–	–	9.21	8.98	11.35	1.18	1.10
Institutional Class (EKONX)	7-30-2010	–	–	–	9.47	9.24	11.62	0.93	0.85
Russell 3000® Growth Index[3]	–	–	–	–	16.97	14.52	15.04	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.24% for Class A, 1.99% for Class C, 1.10% for Administrator Class and 0.85% for Institutional
Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values.
You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Discovery All Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery All Cap Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2023.
•Stock selection within the communication services and real estate sectors detracted from returns.
•Additionally, the lack of exposure to select mega-cap companies resulted in significant relative underperformance of the information technology (IT) sector.
•Security selection within consumer discretionary, along with select health care positions, contributed to performance.
Dramatic shift in market sentiment sparks equity rally.
During the past 12 months, the sentiment for growth stocks shifted dramatically. In 2022, persistently high inflation led central banks across the globe to aggressively tighten monetary policy in an effort to dampen rampant inflation. Within the U.S., the Federal Reserve (Fed) raised policy rates by 5.25 percentage points in slightly more than a year. Volatility spiked over renewed concerns that the Fed may overshoot a soft landing, driving the economy into a recession. Rising discount rates pressured valuations of long-duration growth stocks. For many companies with disruptive technologies, a disconnection emerged between stock prices and underlying fundamentals.
In sharp contrast, equity markets rallied in 2023. Despite ongoing concerns around recession risks, investors looked to strength in the labor market, cooling inflation trends, and resilient consumer spending as signs of optimism. Within growth companies, better-than-expected financial results and signs of stabilization emerged in cloud computing, semiconductors, and digital advertising. This led to improving sentiment and a recovery in stock valuations. Even more notable was the potential growth created by artificial intelligence (AI), which provided a jolt to the IT sector—particularly a narrow group of mega-cap leaders. As the summer progressed, hopes for a soft landing grew and signs emerged that the market rally could eventually broaden.

Ten largest holdings (%) as of July 31, 2023[1]
Microsoft Corp.	11.25
Alphabet, Inc. Class A	6.70
Amazon.com, Inc.	6.25
Visa, Inc. Class A	5.03
UnitedHealth Group, Inc.	3.14
ServiceNow, Inc.	2.26
Sherwin-Williams Co.	2.00
Motorola Solutions, Inc.	1.97
Waste Connections, Inc.	1.97
DexCom, Inc.	1.96

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection within the communication services and real estate sectors detracted from returns.
Match Group, Inc., a detractor in communication services, owns some of the most downloaded and highest-grossing applications in the online dating industry. While the industry continues to attract new subscribers, turnover within Match’s senior management resulted in significant delays of key product launches. Additionally, an underperforming acquisition resulted in a large write-off. As the fundamental outlook for Match became uncertain, we exited the position.
A detractor within real estate, SBA Communications Corp. owns and operates more than 33,000 wireless communications towers internationally. The transition to 5G was a strong tailwind for the company, though the maturation of the upgrade cycle moderated in recent months, leading to slower organic growth for SBA. Our research indicates this may be offset in part by repriced lease agreements and ongoing maintenance for cellular networks. With its steady recurring revenue and valuable infrastructure assets, SBA Communications is a quality “core holding” within our portfolio construction.
Additional detractors included non-ownership of select mega-cap stocks that disproportionately drove benchmark returns during the year. We view this extremely narrow leadership as unlikely to continue in the future.
Security selection within consumer discretionary and health care contributed to performance.
MercadoLibre, Inc., a contributor within consumer discretionary, is the leading e-commerce provider in Latin America. While competitors have attempted to capture market share, MercadoLibre’s proprietary shipping network and extensive fulfilment centers have allowed the company to retain a competitive moat. In addition, the company has a suite of payment options that provide essential banking solutions to consumers and creditors. During the year, MercadoLibre exceeded revenue estimates and improved margins, in part due to increased advertising revenue from the e-commerce platform. We remain confident in MercadoLibre’s ability to generate long-term growth.
A contributor in health care, DexCom, Inc., manufactures continuous blood glucose monitors for patients with diabetes. Patients can track blood sugar levels continuously with the company’s monitors without using the standard finger-prick method. DexCom received approval from the FDA to launch the company’s newest product, the smaller and less intrusive G7 sensor. The launch of the G7 monitor is expected to boost sales as patients

8 | Allspring Discovery All Cap Growth Fund

Performance highlights (unaudited)
upgrade to the new technology. DexCom’s user-friendly monitoring device and proprietary software provide consistent data and have room for growth among a massive patient population. With a predictable business model and history of innovation, we continue to hold high conviction in DexCom.

Sector allocation as of July 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
We remain selective and balanced.
Although recent market dynamics have been encouraging, we do not believe the coast is clear for a new bull market. Since late 2022, consensus expectations have shifted rapidly from near-certain recession to now-growing confidence of a soft landing. Some investors believe we have settled into a bullish “sweet spot” with falling inflation, peak interest rates, and resilient consumer spending. With the volatility index, VIX*, hovering at low levels, this sentiment has contributed to unusually calm markets. Additionally, speculative trading over the future of AI contributed to a rally in high-beta (more volatile) and lower-quality stocks.
Our strategy for navigating this environment is to be balanced and highly selective. Rather than chase momentum, we are favoring companies with profitable business models, free-cash-flow generation, and strong management execution. Along with quality attributes, we expect these stocks to provide diversification should equity markets become more turbulent. Furthermore, we have diligently continued to adjust portfolio construction. Exposure to resilient “core” growth holdings has increased while maintaining a balanced exposure to higher growth “developing situations.”
Over the long term, the growth of an underlying business is the dominant driver of equity returns and is the guiding principle of our investment philosophy. Therefore, we are confident that the superior underlying fundamentals of our portfolio holdings will be unlocked and will reward the patience of our shareholders with strong future performance.
*
The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Allspring Discovery All Cap Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2023 to July 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2023	Ending account value 7-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,148.73	$6.61	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24%
Class C
Actual	$1,000.00	$1,144.46	$10.63	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	$9.99	2.00%
Administrator Class
Actual	$1,000.00	$1,149.67	$5.81	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46	1.09%
Institutional Class
Actual	$1,000.00	$1,150.88	$4.53	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Discovery All Cap Growth Fund

Portfolio of investments—July 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 99.83%
Communication services: 11.10%
Entertainment: 3.44%
Endeavor Group Holdings, Inc. Class A†	233,800	$5,517,680
Spotify Technology SA†	73,000	10,906,930
Warner Music Group Corp. Class A	265,800	8,385,990
		24,810,600
Interactive media & services: 7.66%
Alphabet, Inc. Class A†	364,540	48,381,749
ZoomInfo Technologies, Inc. Class A†	270,400	6,914,128
		55,295,877
Consumer discretionary: 15.92%
Automobile components: 1.09%
Aptiv PLC†	72,000	7,883,280
Automobiles: 1.59%
Ferrari NV	35,800	11,469,962
Broadline retail: 7.96%
Amazon.com, Inc.†	337,480	45,114,326
MercadoLibre, Inc.†	9,942	12,308,693
		57,423,019
Hotels, restaurants & leisure: 2.33%
Chipotle Mexican Grill, Inc. Class A†	6,400	12,558,592
DoorDash, Inc. Class A†	46,900	4,258,051
		16,816,643
Specialty retail: 1.62%
Home Depot, Inc.	34,913	11,655,356
Textiles, apparel & luxury goods: 1.33%
lululemon athletica, Inc.†	25,400	9,614,662
Financials: 12.14%
Capital markets: 2.58%
Intercontinental Exchange, Inc.	94,830	10,886,484
MarketAxess Holdings, Inc.	28,763	7,743,575
		18,630,059
Financial services: 8.01%
Adyen NV ADR†	589,100	10,904,241
Fiserv, Inc.†	84,140	10,619,310
Visa, Inc. Class A	152,599	36,277,360
		57,800,911
Insurance: 1.55%
Progressive Corp.	88,500	11,149,230
The accompanying notes are an integral part of these financial statements.
Allspring Discovery All Cap Growth Fund | 11

Portfolio of investments—July 31, 2023

	Shares	Value
Health care: 18.08%
Biotechnology: 1.85%
Biogen, Inc.†	11,500	$3,107,185
Exact Sciences Corp.†	105,100	10,251,454
		13,358,639
Health care equipment & supplies: 5.97%
Align Technology, Inc.†	24,134	9,119,997
DexCom, Inc.†	113,400	14,125,104
Edwards Lifesciences Corp.†	91,500	7,509,405
Intuitive Surgical, Inc.†	37,900	12,294,760
		43,049,266
Health care providers & services: 3.14%
UnitedHealth Group, Inc.	44,769	22,669,679
Health care technology: 1.55%
Veeva Systems, Inc. Class A†	54,700	11,170,834
Life sciences tools & services: 3.66%
Bio-Techne Corp.	109,200	9,107,280
Danaher Corp.	21,200	5,407,272
Illumina, Inc.†	25,600	4,919,040
Waters Corp.†	25,300	6,988,113
		26,421,705
Pharmaceuticals: 1.91%
Zoetis, Inc.	73,500	13,824,615
Industrials: 8.31%
Commercial services & supplies: 3.55%
Tetra Tech, Inc.	67,400	11,404,754
Waste Connections, Inc.	100,798	14,229,654
		25,634,408
Ground transportation: 1.86%
Union Pacific Corp.	57,857	13,423,981
Machinery: 2.90%
Deere & Co.	27,100	11,642,160
RBC Bearings, Inc.†	40,900	9,245,445
		20,887,605
Information technology: 31.20%
Communications equipment: 1.97%
Motorola Solutions, Inc.	49,700	14,245,511
Electronic equipment, instruments & components: 2.64%
Teledyne Technologies, Inc.†	26,400	10,151,592
Zebra Technologies Corp. Class A†	28,800	8,869,248
		19,020,840
The accompanying notes are an integral part of these financial statements.
12 | Allspring Discovery All Cap Growth Fund

Portfolio of investments—July 31, 2023

	Shares	Value
IT services: 4.34%
Gartner, Inc.†	22,200	$7,849,698
Globant SA†	40,800	7,128,984
MongoDB, Inc. Class A†	23,000	9,738,200
Snowflake, Inc. Class A†	37,000	6,575,270
		31,292,152
Semiconductors & semiconductor equipment: 3.70%
Advanced Micro Devices, Inc.†	91,500	10,467,600
Monolithic Power Systems, Inc.	14,400	8,056,656
Texas Instruments, Inc.	45,600	8,208,000
		26,732,256
Software: 18.55%
Bills Holdings, Inc.†	56,600	7,094,244
Cadence Design Systems, Inc.†	55,000	12,870,550
Crowdstrike Holdings, Inc. Class A†	53,700	8,681,142
Datadog, Inc. Class A†	66,300	7,738,536
Microsoft Corp.	241,650	81,175,068
ServiceNow, Inc.†	27,900	16,265,700
		133,825,240
Materials: 2.00%
Chemicals: 2.00%
Sherwin-Williams Co.	52,162	14,422,793
Real estate: 1.08%
Specialized REITs : 1.08%
SBA Communications Corp. Class A	35,500	7,772,725
Total common stocks (Cost $409,799,817)		720,301,848

		Yield
Short-term investments: 0.26%
Investment companies: 0.26%
Allspring Government Money Market Fund Select Class♠∞		5.19%	1,911,117	1,911,117
Total short-term investments (Cost $1,911,117)				1,911,117
Total investments in securities (Cost $411,710,934)	100.09%			722,212,965
Other assets and liabilities, net	(0.09)			(675,213)
Total net assets	100.00%			$721,537,752

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
Allspring Discovery All Cap Growth Fund | 13

Portfolio of investments—July 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$12,712,088	$153,715,057	$(164,516,028)	$0	$0	$1,911,117	1,911,117	$412,655
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	13,739,200	(13,739,224)	24	0	0	0	15,643 [1]
				$24	$0	$1,911,117		$428,298

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Discovery All Cap Growth Fund

Statement of assets and liabilities—July 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $409,799,817)	$720,301,848
Investments in affiliated securities, at value (cost $1,911,117)	1,911,117
Cash	3,054
Receivable for dividends	144,053
Receivable for Fund shares sold	15,775
Prepaid expenses and other assets	77,781
Total assets	722,453,628
Liabilities
Management fee payable	428,710
Payable for Fund shares redeemed	180,222
Shareholder servicing fees payable	144,039
Administration fees payable	117,905
Distribution fees payable	2,895
Trustees’ fees and expenses payable	301
Accrued expenses and other liabilities	41,804
Total liabilities	915,876
Total net assets	$721,537,752
Net assets consist of
Paid-in capital	$377,582,711
Total distributable earnings	343,955,041
Total net assets	$721,537,752
Computation of net asset value and offering price per share
Net assets–Class A	$656,485,471
Shares outstanding–Class A1	12,553,858
Net asset value per share–Class A	$52.29
Maximum offering price per share – Class A2	$55.48
Net assets–Class C	$4,604,443
Shares outstanding–Class C1	181,078
Net asset value per share–Class C	$25.43
Net assets–Administrator Class	$24,113,433
Shares outstanding–Administrator Class[1]	401,983
Net asset value per share–Administrator Class	$59.99
Net assets–Institutional Class	$36,334,405
Shares outstanding–Institutional Class[1]	571,827
Net asset value per share–Institutional Class	$63.54
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery All Cap Growth Fund | 15

Statement of operations—year ended July 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $31,620)	$3,529,984
Income from affiliated securities	414,339
Interest	3,689
Total investment income	3,948,012
Expenses
Management fee	5,326,469
Administration fees
Class A	1,268,979
Class C	10,519
Class R	5,831 [1]
Administrator Class	28,771
Institutional Class	51,917
Shareholder servicing fees
Class A	1,515,696
Class C	12,521
Class R	6,933 [1]
Administrator Class	53,271
Distribution fees
Class C	37,004
Class R	6,933 [1]
Custody and accounting fees	23,305
Professional fees	65,080
Registration fees	74,074
Shareholder report expenses	87,637
Trustees’ fees and expenses	23,829
Other fees and expenses	22,642
Total expenses	8,621,411
Less: Fee waivers and/or expense reimbursements
Fund-level	(135,331)
Class A	(113,369)
Class C	(94)
Administrator Class	(19,666)
Institutional Class	(35,504)
Net expenses	8,317,447
Net investment loss	(4,369,435)
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Discovery All Cap Growth Fund

Statement of operations—year ended July 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$37,167,149
Affiliated securities	24
Foreign currency and foreign currency translations	1,428
Net realized gains on investments	37,168,601
Net change in unrealized gains (losses) on investments	18,919,930
Net realized and unrealized gains (losses) on investments	56,088,531
Net increase in net assets resulting from operations	$51,719,096
The accompanying notes are an integral part of these financial statements.
Allspring Discovery All Cap Growth Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2023		Year ended July 31, 2022
Operations
Net investment loss		$(4,369,435)		$(8,541,967)
Net realized gains on investments		37,168,601		104,462,254
Net change in unrealized gains (losses) on investments		18,919,930		(409,078,683)
Net increase (decrease) in net assets resulting from operations		51,719,096		(313,158,396)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(54,898,486)		(121,148,916)
Class C		(866,613)		(2,406,526)
Class R		(304,370)[1]		(676,869)
Administrator Class		(1,767,086)		(3,927,696)
Institutional Class		(2,699,274)		(11,872,753)
Total distributions to shareholders		(60,535,829)		(140,032,760)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	209,822	10,097,328	219,171	15,490,689
Class C	22,262	527,616	28,194	1,043,099
Class R	6,850 [1]	289,729 [1]	6,255	363,627
Administrator Class	5,874	315,994	11,839	836,637
Institutional Class	78,084	4,468,563	200,533	15,639,020
		15,699,230		33,373,072
Reinvestment of distributions
Class A	1,220,643	52,719,587	1,570,459	116,182,478
Class C	41,072	866,613	60,148	2,406,526
Class R	7,773 [1]	303,617 [1]	9,970	675,390
Administrator Class	34,251	1,695,061	44,622	3,731,324
Institutional Class	50,950	2,666,737	133,993	11,768,627
		58,251,615		134,764,345
Payment for shares redeemed
Class A	(1,533,524)	(71,986,693)	(1,343,090)	(89,808,431)
Class C	(116,519)	(2,794,517)	(173,239)	(7,232,231)
Class R	(85,849)[1]	(3,909,469)[1]	(12,968)	(761,541)
Administrator Class	(37,289)	(2,002,644)	(57,641)	(4,435,541)
Institutional Class	(676,909)	(37,738,696)	(413,787)	(29,889,860)
		(118,432,019)		(132,127,604)
Net increase (decrease) in net assets resulting from capital share transactions		(44,481,174)		36,009,813
Total decrease in net assets		(53,297,907)		(417,181,343)
Net assets
Beginning of period		774,835,659		1,192,017,002
End of period		$721,537,752		$774,835,659
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Discovery All Cap Growth Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$52.95	$83.33	$64.95	$55.19	$54.77
Net investment loss	(0.32)[1]	(0.60)[1]	(0.65)	(0.38)[1]	(0.33)[1]
Payment from affiliate	0.00	0.00	0.00 [2]	0.00	0.00
Net realized and unrealized gains (losses) on investments	4.16	(19.62)	23.40	13.24	6.56
Total from investment operations	3.84	(20.22)	22.75	12.86	6.23
Distributions to shareholders from
Net realized gains	(4.50)	(10.16)	(4.37)	(3.10)	(5.81)
Net asset value, end of period	$52.29	$52.95	$83.33	$64.95	$55.19
Total return[3]	9.03%	(27.73)%	36.32%[4]	24.55%	13.89%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.26%	1.26%	1.28%	1.28%
Net expenses	1.25%	1.25%	1.26%	1.28%	1.28%
Net investment loss	(0.67)%	(0.89)%	(0.90)%	(0.68)%	(0.64)%
Supplemental data
Portfolio turnover rate	21%	27%	24%	23%	39%
Net assets, end of period (000s omitted)	$656,485	$670,221	$1,017,512	$800,199	$714,411

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 0.005% impact on the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery All Cap Growth Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$28.50	$49.82	$40.52	$35.83	$38.02
Net investment loss	(0.34)[1]	(0.63)[1]	(0.72)[1]	(0.50)[1]	(0.48)[1]
Payment from affiliate	0.00	0.00	0.23	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.77	(10.53)	14.16	8.29	4.10
Total from investment operations	1.43	(11.16)	13.67	7.79	3.62
Distributions to shareholders from
Net realized gains	(4.50)	(10.16)	(4.37)	(3.10)	(5.81)
Net asset value, end of period	$25.43	$28.50	$49.82	$40.52	$35.83
Total return[2]	8.24%	(28.27)%	35.74%[3]	23.61%	13.04%
Ratios to average net assets (annualized)
Gross expenses	2.02%	1.98%	2.01%	2.03%	2.03%
Net expenses	2.01%	1.98%	2.01%	2.03%	2.03%
Net investment loss	(1.42)%	(1.62)%	(1.63)%	(1.42)%	(1.40)%
Supplemental data
Portfolio turnover rate	21%	27%	24%	23%	39%
Net assets, end of period (000s omitted)	$4,604	$6,678	$15,900	$22,077	$26,122

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 0.62% impact on the total return.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Discovery All Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$59.92	$92.83	$71.80	$60.58	$59.39
Net investment loss	(0.28)[1]	(0.55)	(0.62)	(0.30)[1]	(0.25)[1]
Net realized and unrealized gains (losses) on investments	4.85	(22.20)	26.02	14.62	7.25
Total from investment operations	4.57	(22.75)	25.40	14.32	7.00
Distributions to shareholders from
Net realized gains	(4.50)	(10.16)	(4.37)	(3.10)	(5.81)
Net asset value, end of period	$59.99	$59.92	$92.83	$71.80	$60.58
Total return	9.21%	(27.61)%	36.55%	24.78%	14.12%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.16%	1.18%	1.20%	1.20%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.10%
Net investment loss	(0.51)%	(0.73)%	(0.73)%	(0.49)%	(0.45)%
Supplemental data
Portfolio turnover rate	21%	27%	24%	23%	39%
Net assets, end of period (000s omitted)	$24,113	$23,917	$37,163	$28,712	$26,141

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Discovery All Cap Growth Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$63.03	$96.91	$74.62	$62.69	$61.10
Net investment loss	(0.14)[1]	(0.29)	(0.40)	(0.16)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	5.15	(23.43)	27.06	15.19	7.52
Total from investment operations	5.01	(23.72)	26.66	15.03	7.40
Distributions to shareholders from
Net realized gains	(4.50)	(10.16)	(4.37)	(3.10)	(5.81)
Net asset value, end of period	$63.54	$63.03	$96.91	$74.62	$62.69
Total return	9.47%	(27.44)%	36.87%	25.09%	14.39%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.93%	0.93%	0.95%	0.95%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.25)%	(0.49)%	(0.49)%	(0.25)%	(0.20)%
Supplemental data
Portfolio turnover rate	21%	27%	24%	23%	39%
Net assets, end of period (000s omitted)	$36,334	$70,572	$116,193	$90,900	$75,456

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Discovery All Cap Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery All Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Allspring Discovery All Cap Growth Fund | 23

Notes to financial statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2023, the aggregate cost of all investments for federal income tax purposes was $412,556,899 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$354,298,303
Gross unrealized losses	(44,642,237)
Net unrealized gains	$309,656,066
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At July 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(6,007,387)	$6,007,387
As of July 31, 2023, the Fund had a qualified late-year ordinary loss of $2,601,052 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
24 | Allspring Discovery All Cap Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$80,106,477	$0	$0	$80,106,477
Consumer discretionary	114,862,922	0	0	114,862,922
Financials	87,580,200	0	0	87,580,200
Health care	130,494,738	0	0	130,494,738
Industrials	59,945,994	0	0	59,945,994
Information technology	225,115,999	0	0	225,115,999
Materials	14,422,793	0	0	14,422,793
Real estate	7,772,725	0	0	7,772,725
Short-term investments
Investment companies	1,911,117	0	0	1,911,117
Total assets	$722,212,965	$0	$0	$722,212,965
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
 For the year ended July 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $3 billion	0.640
Next $2 billion	0.615
Next $2 billion	0.605
Next $4 billion	0.580
Over $16 billion	0.555
For the year ended July 31, 2023, the management fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Discovery All Cap Growth Fund | 25

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.24%
Class C	1.99
Administrator Class	1.10
Institutional Class	0.85
Prior to June 30, 2023, the Fund’s expenses were contractually capped at 1.26% and 2.01% for Class A and Class C, respectively.
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2023, Allspring Funds Distributor received $5,079 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A,  Class C , Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2023 were $140,648,152 and $239,514,240, respectively.
26 | Allspring Discovery All Cap Growth Fund

Notes to financial statements
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:
	Year ended July 31
	2023	2022
Long-term capital gain	$60,535,829	$140,032,760
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$36,914,695	$309,656,066	$(2,601,052)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Discovery All Cap Growth Fund | 27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery All Cap Growth Fund  (the Fund),  one of the funds constituting Allspring Funds Trust, including the portfolio of investments as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 26, 2023
28 | Allspring Discovery All Cap Growth Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $60,535,829 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery All Cap Growth Fund | 29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

30 | Allspring Discovery All Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Discovery All Cap Growth Fund | 31

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32 | Allspring Discovery All Cap Growth Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Discovery All Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Discovery All Cap Growth Fund | 33

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review except the five- and ten-year periods, which was in range of the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 3000® Growth Index, for all periods under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class except Class A, which was higher than the median net operating expense ratios of the expense Groups. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A and Class C shares. The Board received information concerning, and discussed factors contributing to, the higher than average fees for the Fund relative to the peer group, including differences between the Fund and other funds in the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for all share classes except for the Administrator Class, which was in range of the sum of these average rates for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

34 | Allspring Discovery All Cap Growth Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Discovery All Cap Growth Fund | 35

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36 | Allspring Discovery All Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-08072023-8apevort 09-23
AR4303 07-23

Allspring Discovery Large Cap Growth Fund
Annual Report
July 31, 2023

The views expressed and any forward-looking statements are as of July 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Discovery Large Cap Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery Large Cap Growth Fund for the 12-month period that ended July 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 13.02%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.41%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 8.35%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -3.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 2.45%, the Bloomberg Municipal Bond Index6 gained 0.93%, and the ICE BofA U.S. High Yield Index7 returned 4.24%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with historically high annual inflation, which topped 9% in the eurozone and remained above 8% in the U.S., despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices in August 2022. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Discovery Large Cap Growth Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Discovery Large Cap Growth Fund | 3

Letter to shareholders (unaudited)
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Discovery Large Cap Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Discovery Large Cap Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA, Christopher J. Warner, CFA

Average annual total returns (%) as of July 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (STAEX)	12-29-2000	4.51	9.42	12.22	10.93	10.73	12.88	1.25	1.02
Class C (WECCX)	12-29-2000	9.00	9.90	12.20	10.00	9.90	12.20	2.00	1.77
Class R6 (WECRX)[3]	9-20-2019	–	–	–	11.29	11.17	13.35	0.83	0.60
Administrator Class (WECDX)	4-8-2005	–	–	–	11.04	10.89	13.09	1.18	0.94
Institutional Class (WFCIX)	4-8-2005	–	–	–	11.23	11.08	13.30	0.93	0.70
Russell 1000® Growth Index[4]	–	–	–	–	17.31	15.23	15.53	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.02% for Class A, 1.77% for Class C, 0.60% for Class R6, 0.94% for Administrator Class and
0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, focused portfolio risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Discovery Large Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery Large Cap Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Financial highlights
•The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2023.
•Stock selection within the communication services and real estate sectors detracted from returns.
•Additionally, the lack of exposure to select mega-cap companies resulted in significant relative underperformance in the information technology (IT) sector.
•Security selection within consumer discretionary and health care contributed to performance.
A dramatic shift in market sentiment sparked an equity rally.
During the past 12 months, the sentiment for growth stocks shifted dramatically. In 2022, persistently high inflation led central banks across the globe to aggressively tighten monetary policy in an effort to dampen rampant inflation. Within the U.S., the Federal Reserve (Fed) raised policy rates by 5.25 percentage points in slightly more than a year. Volatility spiked over renewed concerns that the Fed may overshoot a soft landing, driving the economy into a recession. Rising discount rates pressured valuations of long-duration growth stocks. For many companies with disruptive technologies, a disconnection emerged between stock prices and underlying fundamentals.
In sharp contrast, equity markets rallied in 2023. Despite ongoing concerns around recession risks, investors looked to strength in the labor market, cooling inflation trends, and resilient consumer spending as signs of optimism. Within growth companies, better-than-expected financial results and signs of stabilization emerged in cloud computing, semiconductors, and digital advertising. This led to improving sentiment and a recovery in stock valuations. Even more notable was the potential growth created by artificial intelligence (AI), which provided a jolt to the IT sector, particularly a narrow group of mega-cap leaders. As the summer progressed, hopes for a soft landing grew and signs emerged that the market rally could eventually broaden.

Ten largest holdings (%) as of July 31, 2023[1]
Microsoft Corp.	11.29
Alphabet, Inc. Class A	7.40
Amazon.com, Inc.	7.12
Visa, Inc. Class A	5.23
UnitedHealth Group, Inc.	3.30
ServiceNow, Inc.	2.92
Waste Connections, Inc.	2.86
Motorola Solutions, Inc.	2.55
DexCom, Inc.	2.55
Fiserv, Inc.	2.50

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection within the communication services and real estate sectors detracted from returns.
Match Group, Inc., a detractor in communication services, owns some of the most downloaded and highest-grossing applications in the online dating industry. While the industry continues to attract new subscribers, turnover within Match’s senior management resulted in significant delays of key product launches. Additionally, an underperforming acquisition resulted in a large write-off. As the fundamental outlook for Match became uncertain, we exited the position.
A detractor within real estate, SBA Communications Corp. owns and operates more than 33,000 wireless communications towers internationally. The transition to 5G was a strong tailwind for the company, though the maturation of the upgrade cycle moderated in recent months, leading to slower organic growth for SBA. Our research indicates this may be offset in part by repriced lease agreements and ongoing maintenance for cellular networks. With its steady recurring revenue and valuable infrastructure assets, SBA Communications is a quality “core holding” within our portfolio construction.

Sector allocation as of July 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.

8 | Allspring Discovery Large Cap Growth Fund

Performance highlights (unaudited)
Additional detractors included non-ownership of select mega-cap stocks that disproportionately drove benchmark returns during the year. We view this extremely narrow leadership as unlikely to continue in the future.
Security selection within consumer discretionary and health care contributed to performance.
MercadoLibre, Inc., a contributor within consumer discretionary, is the leading e-commerce provider in Latin America. While competitors have attempted to capture market share, MercadoLibre’s propriety shipping network and extensive fulfilment centers have allowed the company to retain a competitive moat. In addition, the company has a suite of payment options that provide essential banking solutions to consumers and creditors. During the year, MercadoLibre exceeded revenue estimates and improved margins, in part due to increased advertising revenue from the e-commerce platform. We remain confident in MercadoLibre’s ability to generate long-term growth.
A contributor in health care, DexCom, Inc., manufactures continuous blood glucose monitors for patients with diabetes. Patients can track blood sugar levels continuously with the company’s monitors without using the standard finger-prick method. DexCom received approval from the FDA to launch the company’s newest product, the smaller and less intrusive G7 sensor. The launch of the G7 monitor is expected to boost sales as patients upgrade to the new technology. DexCom’s user-friendly monitoring device and proprietary software provide consistent data and have room for growth among a massive patient population. With a predictable business model and history of innovation, we continue to hold high conviction in DexCom.
We remain selective and balanced.
Although recent market dynamics have been encouraging, we do not believe the coast is clear for a new bull market. Since late 2022, consensus expectations have shifted rapidly from near-certain recession to now growing confidence of a soft landing. Some investors believe we have settled into a bullish “sweet spot” with falling inflation, peak interest rates, and resilient consumer spending. With the volatility index, VIX*, hovering at low levels, this sentiment has contributed to unusually calm markets. Additionally, speculative trading over the future of AI contributed to a rally in high-beta (more volatile) and lower-quality stocks.
Our strategy for navigating this environment is to be balanced and highly selective. Rather than chase momentum, we are favoring companies with profitable business models, free-cash-flow generation, and strong management execution. Along with quality attributes, we expect these stocks to provide diversification should equity markets become more turbulent. Furthermore, we have diligently continued to adjust portfolio construction. Exposure to resilient “core” growth holdings has increased while maintaining a balanced exposure to higher-growth “developing situations.”
Over the long term, the growth of an underlying business is the dominant driver of equity returns and is the guiding principle of our investment philosophy. Therefore, we are confident that the superior underlying fundamentals of our portfolio holdings will be unlocked and will reward the patience of our shareholders with strong future performance.
*
The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Allspring Discovery Large Cap Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2023 to July 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2023	Ending account value 7-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,166.41	$5.21	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86	0.97%
Class C
Actual	$1,000.00	$1,163.27	$9.55	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$8.90	1.78%
Class R6
Actual	$1,000.00	$1,168.50	$3.23	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Administrator Class
Actual	$1,000.00	$1,166.89	$5.05	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71	0.94%
Institutional Class
Actual	$1,000.00	$1,169.53	$3.77	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Discovery Large Cap Growth Fund

Portfolio of investments—July 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 98.60%
Communication services: 8.88%
Entertainment: 1.48%
Spotify Technology SA†	19,400	$2,898,554
Interactive media & services: 7.40%
Alphabet, Inc. Class A†	108,940	14,458,517
Consumer discretionary: 16.66%
Automobile components: 1.18%
Aptiv PLC†	21,150	2,315,714
Automobiles: 1.97%
Ferrari NV	12,000	3,844,680
Broadline retail: 9.11%
Amazon.com, Inc.†	104,060	13,910,741
MercadoLibre, Inc.†	3,150	3,899,857
		17,810,598
Hotels, restaurants & leisure: 2.31%
Chipotle Mexican Grill, Inc. Class A†	2,300	4,513,244
Specialty retail: 2.09%
Home Depot, Inc.	12,216	4,078,189
Financials: 17.13%
Capital markets: 5.49%
Intercontinental Exchange, Inc.	30,990	3,557,652
MarketAxess Holdings, Inc.	9,600	2,584,512
S&P Global, Inc.	11,641	4,592,491
		10,734,655
Financial services: 9.71%
Adyen NV ADR†	208,700	3,863,037
Fiserv, Inc.†	38,694	4,883,570
Visa, Inc. Class A	43,028	10,229,046
		18,975,653
Insurance: 1.93%
Progressive Corp.	30,000	3,779,400
Health care: 14.97%
Health care equipment & supplies: 6.28%
DexCom, Inc.†	40,000	4,982,400
Edwards Lifesciences Corp.†	36,150	2,966,831
Intuitive Surgical, Inc.†	13,350	4,330,740
		12,279,971
Health care providers & services: 3.30%
UnitedHealth Group, Inc.	12,747	6,454,698
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Large Cap Growth Fund | 11

Portfolio of investments—July 31, 2023

	Shares	Value
Health care technology: 2.12%
Veeva Systems, Inc. Class A†	20,300	$4,145,666
Life sciences tools & services: 1.20%
Danaher Corp.	9,200	2,346,552
Pharmaceuticals: 2.07%
Zoetis, Inc.	21,500	4,043,935
Industrials: 7.30%
Commercial services & supplies: 2.86%
Waste Connections, Inc.	39,540	5,581,862
Ground transportation: 2.44%
Union Pacific Corp.	20,600	4,779,612
Machinery: 2.00%
Deere & Co.	9,100	3,909,360
Information technology: 29.74%
Communications equipment: 2.55%
Motorola Solutions, Inc.	17,400	4,987,362
IT services: 3.46%
Gartner, Inc.†	8,600	3,040,874
MongoDB, Inc. Class A†	8,800	3,725,920
		6,766,794
Semiconductors & semiconductor equipment: 3.89%
Advanced Micro Devices, Inc.†	26,500	3,031,600
Texas Instruments, Inc.	25,400	4,572,000
		7,603,600
Software: 19.84%
Bills Holdings, Inc.†	21,300	2,669,742
Cadence Design Systems, Inc.†	18,800	4,399,388
Crowdstrike Holdings, Inc. Class A†	24,300	3,928,338
Microsoft Corp.	65,734	22,081,365
ServiceNow, Inc.†	9,780	5,701,740
		38,780,573
Materials: 2.43%
Chemicals: 2.43%
Sherwin-Williams Co.	17,150	4,741,975
Real estate: 1.49%
Specialized REITs : 1.49%
SBA Communications Corp. Class A	13,300	2,912,035
Total common stocks (Cost $93,236,188)		192,743,199
The accompanying notes are an integral part of these financial statements.
12 | Allspring Discovery Large Cap Growth Fund

Portfolio of investments—July 31, 2023

		Yield	Shares	Value
Short-term investments: 1.44%
Investment companies: 1.44%
Allspring Government Money Market Fund Select Class♠∞		5.19%	2,819,226	$2,819,226
Total short-term investments (Cost $2,819,226)				2,819,226
Total investments in securities (Cost $96,055,414)	100.04%			195,562,425
Other assets and liabilities, net	(0.04)			(69,648)
Total net assets	100.00%			$195,492,777

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,229,120	$47,315,792	$(50,725,686)	$0	$0	$2,819,226	2,819,226	$108,667
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	322,650	(322,650)	0	0	0	0	21 [1]
				$0	$0	$2,819,226		$108,688

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Large Cap Growth Fund | 13

Statement of assets and liabilities—July 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $93,236,188)	$192,743,199
Investments in affiliated securities, at value (cost $2,819,226)	2,819,226
Receivable for dividends	60,025
Receivable for Fund shares sold	40,638
Prepaid expenses and other assets	100,243
Total assets	195,763,331
Liabilities
Payable for Fund shares redeemed	148,702
Management fee payable	59,589
Administration fees payable	24,402
Shareholder servicing fees payable	23,300
Distribution fee payable	1,516
Accrued expenses and other liabilities	13,045
Total liabilities	270,554
Total net assets	$195,492,777
Net assets consist of
Paid-in capital	$87,708,282
Total distributable earnings	107,784,495
Total net assets	$195,492,777
Computation of net asset value and offering price per share
Net assets–Class A	$102,156,592
Shares outstanding–Class A1	13,748,956
Net asset value per share–Class A	$7.43
Maximum offering price per share – Class A2	$7.88
Net assets–Class C	$2,443,619
Shares outstanding–Class C1	1,073,284
Net asset value per share–Class C	$2.28
Net assets–Class R6	$38,091,520
Shares outstanding–Class R6[1]	3,979,590
Net asset value per share–Class R6	$9.57
Net assets–Administrator Class	$6,069,827
Shares outstanding–Administrator Class[1]	700,177
Net asset value per share–Administrator Class	$8.67
Net assets–Institutional Class	$46,731,219
Shares outstanding–Institutional Class[1]	4,909,455
Net asset value per share–Institutional Class	$9.52
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Discovery Large Cap Growth Fund

Statement of operations—year ended July 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $15,349)	$1,100,668
Income from affiliated securities	108,672
Total investment income	1,209,340
Expenses
Management fee	1,329,009
Administration fees
Class A	195,068
Class C	4,980
Class R6	11,193
Administrator Class	7,073
Institutional Class	66,839
Shareholder servicing fees
Class A	233,106
Class C	5,866
Administrator Class	13,504
Distribution fee
Class C	17,598
Custody and accounting fees	15,375
Professional fees	60,948
Registration fees	77,255
Shareholder report expenses	43,261
Trustees’ fees and expenses	23,271
Other fees and expenses	36,445
Total expenses	2,140,791
Less: Fee waivers and/or expense reimbursements
Fund-level	(474,631)
Class A	(40,099)
Class R6	(5,675)
Administrator Class	(1,329)
Institutional Class	(7,080)
Net expenses	1,611,977
Net investment loss	(402,637)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	10,711,194
Foreign currency and foreign currency translations	589
Net realized gains on investments	10,711,783
Net change in unrealized gains (losses) on investments	7,001,201
Net realized and unrealized gains (losses) on investments	17,712,984
Net increase in net assets resulting from operations	$17,310,347
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Large Cap Growth Fund | 15

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2023		Year ended July 31, 2022
Operations
Net investment loss		$(402,637)		$(1,117,783)
Net realized gains on investments		10,711,783		32,559,187
Net change in unrealized gains (losses) on investments		7,001,201		(92,425,273)
Net increase (decrease) in net assets resulting from operations		17,310,347		(60,983,869)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(10,974,909)		(23,155,876)
Class C		(715,269)		(1,745,947)
Class R6		(3,654,350)		(5,165,574)
Administrator Class		(556,035)		(1,537,533)
Institutional Class		(5,651,251)		(12,444,118)
Total distributions to shareholders		(21,551,814)		(44,049,048)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	791,633	5,223,400	967,499	9,750,987
Class C	180,427	379,430	240,590	993,153
Class R6	581,616	4,923,781	2,451,711	25,577,401
Administrator Class	34,376	269,267	50,063	601,613
Institutional Class	986,159	8,110,662	1,940,962	19,549,872
		18,906,540		56,473,026
Reinvestment of distributions
Class A	1,786,245	10,735,336	2,215,143	22,638,764
Class C	386,632	715,269	430,036	1,745,947
Class R6	472,749	3,654,350	406,418	5,165,574
Administrator Class	78,918	553,210	130,906	1,531,605
Institutional Class	733,124	5,637,727	974,855	12,351,415
		21,295,892		43,433,305
Payment for shares redeemed
Class A	(2,135,242)	(14,215,409)	(2,032,288)	(18,646,650)
Class C	(519,548)	(1,190,033)	(664,761)	(2,681,191)
Class R6	(1,301,888)	(11,558,098)	(1,908,298)	(21,891,244)
Administrator Class	(84,281)	(649,854)	(346,530)	(3,550,440)
Institutional Class	(3,940,964)	(31,845,142)	(2,871,527)	(32,714,655)
		(59,458,536)		(79,484,180)
Net increase (decrease) in net assets resulting from capital share transactions		(19,256,104)		20,422,151
Total decrease in net assets		(23,497,571)		(84,610,766)
Net assets
Beginning of period		218,990,348		303,601,114
End of period		$195,492,777		$218,990,348
The accompanying notes are an integral part of these financial statements.
16 | Allspring Discovery Large Cap Growth Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.65	$11.65	$9.62	$8.33	$9.43
Net investment loss	(0.02)[1]	(0.06)[1]	(0.05)[1]	(0.03)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	0.65	(2.01)	2.93	2.08	0.97
Total from investment operations	0.63	(2.07)	2.88	2.05	0.94
Distributions to shareholders from
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)	(2.04)
Net asset value, end of period	$7.43	$7.65	$11.65	$9.62	$8.33
Total return[2]	10.93%	(21.94)%	31.66%	26.57%	15.37%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.26%	1.25%	1.26%	1.30%
Net expenses	1.00%	1.01%	1.01%	1.02%	1.20%
Net investment loss	(0.37)%	(0.58)%	(0.50)%	(0.30)%	(0.35)%
Supplemental data
Portfolio turnover rate	18%	27%	21%	16%	20%
Net assets, end of period (000s omitted)	$102,157	$101,833	$141,657	$124,271	$17,940

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Large Cap Growth Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$3.03	$5.76	$5.18	$4.86	$6.46
Net investment loss	(0.03)[1]	(0.06)[1]	(0.07)[1]	(0.05)[1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	0.13	(0.74)	1.50	1.13	0.50
Total from investment operations	0.10	(0.80)	1.43	1.08	0.44
Distributions to shareholders from
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)	(2.04)
Net asset value, end of period	$2.28	$3.03	$5.76	$5.18	$4.86
Total return[2]	10.00%	(22.39)%	30.71%	25.48%	14.51%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.00%	2.00%	2.01%	2.05%
Net expenses	1.78%	1.78%	1.78%	1.79%	1.95%
Net investment loss	(1.14)%	(1.35)%	(1.26)%	(1.06)%	(1.12)%
Supplemental data
Portfolio turnover rate	18%	27%	21%	16%	20%
Net assets, end of period (000s omitted)	$2,444	$3,103	$5,876	$6,651	$2,116

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Discovery Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2023	2022	2021	2020[1]
Net asset value, beginning of period	$9.55	$14.03	$11.37	$9.63
Net investment income (loss)	0.00 [2,3]	(0.02)[3]	(0.01)[3]	0.01
Net realized and unrealized gains (losses) on investments	0.87	(2.53)	3.52	2.49
Total from investment operations	0.87	(2.55)	3.51	2.50
Distributions to shareholders from
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)
Net asset value, end of period	$9.57	$9.55	$14.03	$11.37
Total return[4]	11.29%	(21.60)%	32.36%	27.68%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.83%	0.82%	0.82%
Net expenses	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	0.04%	(0.15)%	(0.09)%	0.11%
Supplemental data
Portfolio turnover rate	18%	27%	21%	16%
Net assets, end of period (000s omitted)	$38,092	$40,356	$45,970	$48,435

[1]	For the period from September 20, 2019 (commencement of class operations) to July 31, 2020
[2]	Amount is less than $0.005.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Large Cap Growth Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.76	$13.07	$10.66	$9.15	$10.12
Net investment loss	(0.02)[1]	(0.06)[1]	(0.05)[1]	(0.02)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	0.78	(2.32)	3.31	2.29	1.08
Total from investment operations	0.76	(2.38)	3.26	2.27	1.07
Distributions to shareholders from
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)	(2.04)
Net asset value, end of period	$8.67	$8.76	$13.07	$10.66	$9.15
Total return	11.04%	(21.92)%	32.15%	26.59%	15.63%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.17%	1.17%	1.18%	1.21%
Net expenses	0.94%	0.94%	0.94%	0.94%	1.00%
Net investment loss	(0.30)%	(0.50)%	(0.43)%	(0.21)%	(0.16)%
Supplemental data
Portfolio turnover rate	18%	27%	21%	16%	20%
Net assets, end of period (000s omitted)	$6,070	$5,882	$10,934	$8,979	$2,590

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
20 | Allspring Discovery Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.51	$13.99	$11.36	$9.68	$10.57
Net investment income (loss)	(0.01)[1]	(0.03)[1]	(0.02)[1]	0.01 [1]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	0.87	(2.52)	3.50	2.43	1.15
Total from investment operations	0.86	(2.55)	3.48	2.44	1.15
Distributions to shareholders from
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)	(2.04)
Net asset value, end of period	$9.52	$9.51	$13.99	$11.36	$9.68
Total return	11.23%	(21.67)%	32.11%	26.91%	15.76%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.93%	0.92%	0.93%	0.97%
Net expenses	0.70%	0.70%	0.70%	0.72%	0.80%
Net investment income (loss)	(0.06)%	(0.27)%	(0.19)%	0.07%	0.05%
Supplemental data
Portfolio turnover rate	18%	27%	21%	16%	20%
Net assets, end of period (000s omitted)	$46,731	$67,816	$99,164	$86,407	$107,670

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Large Cap Growth Fund | 21

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
22 | Allspring Discovery Large Cap Growth Fund

Notes to financial statements
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2023, the aggregate cost of all investments for federal income tax purposes was $97,704,572 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$105,442,333
Gross unrealized losses	(7,584,480)
Net unrealized gains	$97,857,853
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At July 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(732,224)	$732,224
As of July 31, 2023, the Fund had a qualified late-year ordinary loss of $238,172 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Discovery Large Cap Growth Fund | 23

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$17,357,071	$0	$0	$17,357,071
Consumer discretionary	32,562,425	0	0	32,562,425
Financials	33,489,708	0	0	33,489,708
Health care	29,270,822	0	0	29,270,822
Industrials	14,270,834	0	0	14,270,834
Information technology	58,138,329	0	0	58,138,329
Materials	4,741,975	0	0	4,741,975
Real estate	2,912,035	0	0	2,912,035
Short-term investments
Investment companies	2,819,226	0	0	2,819,226
Total assets	$195,562,425	$0	$0	$195,562,425
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2023, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
24 | Allspring Discovery Large Cap Growth Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.02%
Class C	1.77
Class R6	0.60
Administrator Class	0.94
Institutional Class	0.70
Prior to June 30, 2023, the Fund’s expenses were capped at 1.03% for Class A shares and 1.78% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C  shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2023, Allspring Funds Distributor received $2,379 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2023 were $32,838,430 and $70,925,115, respectively.
Allspring Discovery Large Cap Growth Fund | 25

Notes to financial statements
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:
	Year ended July 31
	2023	2022
Ordinary income	$0	$1,869,637
Long-term capital gain	21,551,814	42,179,411
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$10,164,814	$97,857,853	$(238,172)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
26 | Allspring Discovery Large Cap Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery Large Cap Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 26, 2023
Allspring Discovery Large Cap Growth Fund | 27

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $21,551,814 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28 | Allspring Discovery Large Cap Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Discovery Large Cap Growth Fund | 29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30 | Allspring Discovery Large Cap Growth Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Discovery Large Cap Growth Fund | 31

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Discovery Large Cap Growth Fund (the “Fund”):  (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

32 | Allspring Discovery Large Cap Growth Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one- and three- year periods under review, higher than the average performance of the Universe for the five-year period under review, and in range of the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 1000® Growth Index, for all periods under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class except the Administrator Class, which was in range of the median net operating expense ratios of the expense Groups. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A and Class C shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes except the Administrator Class and Institutional Class, which were higher than the sum of these average rates for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Allspring Discovery Large Cap Growth Fund | 33

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

34 | Allspring Discovery Large Cap Growth Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Discovery Large Cap Growth Fund | 35

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-08072023-trzjcva1 09-23
AR3310 07-23

Allspring Growth Fund
Annual Report
July 31, 2023

The views expressed and any forward-looking statements are as of July 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Growth Fund for the 12-month period that ended July 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 13.02%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.41%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 8.35%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -3.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 2.45%, the Bloomberg Municipal Bond Index6 gained 0.93%, and the ICE BofA U.S. High Yield Index7 returned 4.24%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with historically high annual inflation, which topped 9% in the eurozone and remained above 8% in the U.S., despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices in August 2022. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Growth Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Growth Fund | 3

Letter to shareholders (unaudited)
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA, Thomas C. Ognar, CFA

Average annual total returns (%) as of July 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SGRAX)	2-24-2000	4.97	7.73	10.41	11.39	9.02	11.06	1.16	1.15
Class C (WGFCX)	12-26-2002	9.52	8.62	10.56	10.52	8.62	10.56	1.91	1.90
Class R6 (SGRHX)3	9-30-2015	–	–	–	11.92	9.50	11.56	0.74	0.70
Administrator Class (SGRKX)	8-30-2002	–	–	–	11.60	9.22	11.28	1.09	0.96
Institutional Class (SGRNX)	2-24-2000	–	–	–	11.87	9.44	11.51	0.84	0.75
Russell 3000® Growth Index[4]	–	–	–	–	16.97	14.52	15.04	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.70% for Class R6, 0.96% for Administrator Class and
0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values.
You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2023.
•The Fund’s performance was inhibited by holdings in the health care, consumer discretionary, and communication services sectors.
•Stocks within the materials and industrials sectors aided performance.
Equities rebounded strongly during the period.
Equities made a strong comeback after enduring losses during a rapid interest rate tightening cycle in 2022. The market rebound in 2023 has been led by growth equities and is supported by favorable inflation trends, a resilient consumer, and robust employment data. The economy showed resilience, overcoming a regional banking crisis and several high-profile bank failures. Investors cheered the possibility of the tightening cycle ending, leading to optimism and strong performance in the equity market during the first half of the calendar year. Overall, the economy appears relatively healthy and investors are looking ahead to a potential soft landing, which was not anticipated at the beginning of the year. This contributed to the equity market’s strength in the first half of 2023 as well as its overall strong performance during the full fiscal period.

Ten largest holdings (%) as of July 31, 2023[1]
Microsoft Corp.	9.87
Apple, Inc.	8.24
Amazon.com, Inc.	5.75
Alphabet, Inc. Class A	4.08
Mastercard, Inc. Class A	3.60
NVIDIA Corp.	3.46
Meta Platforms, Inc. Class A	3.45
MongoDB, Inc. Class A	2.46
Monolithic Power Systems, Inc.	2.29
Linde PLC	2.18

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Health care, consumer discretionary, and communication services stocks hindered relative performance.
Health care, a more defensive segment of the market, lagged during the period. Catalent Inc., which is a contract development and manufacturing organization (CDMO), saw share prices decline after delivering weaker-than-expected results. While we remain positive on the prospects of the CDMO space, we exited the position given the lackluster results and the company’s poor execution. Multiple diagnostic companies called out a more cautious spending environment, which negatively affected sentiment for the sector.
Weakness in shares of Leslie’s Inc.,* a provider of pool supplies, was a leading detractor within consumer discretionary. While the company experienced unfavorable weather conditions, its overall results were not bad. The management team has to be more consistent in terms of execution, but the stock is somewhat reflective of the weakness down market cap. The Fund’s overweight to Amazon during the period also detracted as shares languished, with the company working through some overbuilt capacity coming out of COVID-19.
Communication services was a laggard, largely due to an overweight to Alphabet, the parent company of Google, which underperformed during the period. Shares lagged due to slowing growth and concerns about its core search business. Meanwhile, a slight overweight to Meta Platforms provided some offset as shares rallied after it pivoted toward operating efficiency and controlled spending.
Stocks within the materials and industrials sectors aided performance.
Linde, the largest global industrial gas company, saw its shares rally 31% during the period and it was a key contributor to portfolio performance. Linde is a steady grower with a highly sustainable business built around long-term contracts. Industrial stocks also contributed, with Copart, the leader in online car auctions for vehicles, leading the way with gains of 38% during the period. We believe the company’s market-leading position should enable it to sustain robust growth going forward.

Sector allocation as of July 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
*
This security was no longer held at the end of the reporting period.

8 | Allspring Growth Fund

Performance highlights (unaudited)
We maintain a diversified and balanced approach with a focus on managing risk.
While overall market returns were strong during the period, the fiscal year was characterized by market narrowness with mega-cap technology firms dominating returns. The problem is particularly acute within the larger-cap growth segment, where the top seven stocks in the Russell 3000® Growth Index now make up 45% of the index. Many are world-class companies that earn their way into the portfolio, but an improvement in market breadth would benefit our diversified approach. Opportunities down the market-cap spectrum are attractive given relative valuations for mid and small caps that hover near 15-year lows.
The economy appears to be on solid footing, but there are plenty of risks and uncertainties that investors need to contend with going forward, including a reversal of the trends of rising interest rates and persistently high inflation. Corporate earnings have been revised down, but enthusiasm for artificial intelligence and the ongoing infrastructure build-out phase can provide additional growth opportunities. It’s far too early to forecast winners and losers, but companies that provide the infrastructure-enabling computing power, including data centers, are already showing a tangible impact on their businesses.
Overall, we are constructive on the markets, but in this mega-cap-dominated environment, it’s been easy for investors to deemphasize diversification, portfolio construction, and risk management. We expect a renewed focus on those attributes that will show the benefits of our balanced and diversified approach to navigating a less certain environment ahead.

Allspring Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2023 to July 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2023	Ending account value 7-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,179.24	$6.11	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66	1.13%
Class C
Actual	$1,000.00	$1,174.90	$10.30	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54	1.91%
Class R6
Actual	$1,000.00	$1,181.67	$3.79	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Administrator Class
Actual	$1,000.00	$1,180.05	$5.19	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81	0.96%
Institutional Class
Actual	$1,000.00	$1,181.26	$4.06	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Growth Fund

Portfolio of investments—July 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 99.55%
Communication services: 9.29%
Entertainment: 0.74%
Live Nation Entertainment, Inc.†	187,278	$16,433,645
Netflix, Inc.†	19,500	8,559,915
		24,993,560
Interactive media & services: 8.55%
Alphabet, Inc. Class A†	1,030,507	136,768,889
Alphabet, Inc. Class C†	256,224	34,105,976
Meta Platforms, Inc. Class A†	363,003	115,652,756
		286,527,621
Consumer discretionary: 14.08%
Automobile components: 0.31%
Mobileye Global, Inc. Class A†	272,910	10,419,704
Broadline retail: 6.25%
Amazon.com, Inc.†	1,442,078	192,776,987
MercadoLibre, Inc.†	13,445	16,645,582
		209,422,569
Hotels, restaurants & leisure: 2.24%
Chipotle Mexican Grill, Inc. Class A†	14,469	28,392,229
Planet Fitness, Inc. Class A†	540,817	36,526,780
Wingstop, Inc.	61,451	10,359,410
		75,278,419
Specialty retail: 4.44%
AutoZone, Inc.†	10,726	26,618,929
Boot Barn Holdings, Inc.†	183,228	17,205,109
Five Below, Inc.†	100,297	20,895,877
Floor & Decor Holdings, Inc. Class A†	251,267	28,858,015
O’Reilly Automotive, Inc.†	12,294	11,381,662
Tractor Supply Co.	27,052	6,059,378
Ulta Beauty, Inc.†	85,379	37,976,579
		148,995,549
Textiles, apparel & luxury goods: 0.84%
lululemon athletica, Inc.†	51,911	19,649,871
On Holding AG Class A†	232,368	8,365,248
		28,015,119
Consumer staples: 0.42%
Beverages: 0.42%
Constellation Brands, Inc. Class A	51,889	14,155,319
Financials: 13.06%
Capital markets: 6.41%
BlackRock, Inc.	23,332	17,238,848
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 11

Portfolio of investments—July 31, 2023

	Shares	Value
Capital markets (continued)
Interactive Brokers Group, Inc. Class A	309,930	$27,066,187
Intercontinental Exchange, Inc.	94,556	10,855,029
LPL Financial Holdings, Inc.	217,175	49,811,258
S&P Global, Inc.	99,141	39,112,116
Tradeweb Markets, Inc. Class A	864,703	70,724,058
		214,807,496
Financial services: 6.65%
Flywire Corp.†	434,305	14,827,173
Mastercard, Inc. Class A	306,377	120,798,324
Shift4 Payments, Inc. Class A†	308,048	21,252,231
Toast, Inc. Class A†	458,101	10,110,289
Visa, Inc. Class A	235,230	55,921,228
		222,909,245
Health care: 11.81%
Biotechnology: 2.20%
Argenx SE ADR†	22,963	11,584,374
Exact Sciences Corp.†	88,120	8,595,225
Horizon Therapeutics PLC†	62,028	6,219,548
Karuna Therapeutics, Inc.†	47,771	9,543,213
Seagen, Inc.†	79,993	15,341,057
Vertex Pharmaceuticals, Inc.†	63,536	22,386,274
		73,669,691
Health care equipment & supplies: 6.91%
Boston Scientific Corp.†	1,256,180	65,132,933
Hologic, Inc.†	578,650	45,956,383
Insulet Corp.†	44,076	12,198,033
Intuitive Surgical, Inc.†	94,280	30,584,432
iRhythm Technologies, Inc.†	110,816	11,642,329
Penumbra, Inc.†	33,176	10,064,271
Shockwave Medical, Inc.†	112,160	29,228,896
Stryker Corp.	38,079	10,791,970
TransMedics Group, Inc.†	173,285	16,146,696
		231,745,943
Health care providers & services: 0.50%
Cardinal Health, Inc.	184,134	16,842,737
Health care technology: 0.96%
Veeva Systems, Inc. Class A†	158,040	32,274,929
Life sciences tools & services: 0.70%
West Pharmaceutical Services, Inc.	63,307	23,299,508
Pharmaceuticals: 0.54%
Revance Therapeutics, Inc.†	145,946	3,448,704
Zoetis, Inc.	77,091	14,500,046
		17,948,750
The accompanying notes are an integral part of these financial statements.
12 | Allspring Growth Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Industrials: 9.14%
Aerospace & defense: 0.29%
TransDigm Group, Inc.	10,955	$9,856,433
Commercial services & supplies: 2.55%
Casella Waste Systems, Inc. Class A†	266,827	21,530,270
Copart, Inc.†	724,548	64,042,798
		85,573,068
Electrical equipment: 1.83%
Array Technologies, Inc.†	607,137	11,565,960
Shoals Technologies Group, Inc. Class A†	1,923,390	49,931,204
		61,497,164
Ground transportation: 1.64%
Uber Technologies, Inc.†	1,108,554	54,829,081
Machinery: 0.65%
Fortive Corp.	276,790	21,686,496
Professional services: 2.18%
Paycom Software, Inc.	89,458	32,988,532
Paycor HCM, Inc.†	1,406,595	37,781,142
Verisk Analytics, Inc. Class A	10,000	2,289,400
		73,059,074
Information technology: 38.72%
Communications equipment: 0.31%
Arista Networks, Inc.†	67,757	10,508,433
IT services: 2.99%
DigitalOcean Holdings, Inc.†	360,164	17,835,321
MongoDB, Inc. Class A†	194,714	82,441,908
		100,277,229
Semiconductors & semiconductor equipment: 10.58%
Advanced Micro Devices, Inc.†	197,976	22,648,455
Allegro MicroSystems, Inc.†	1,348,705	69,606,665
Microchip Technology, Inc.	742,683	69,767,641
Monolithic Power Systems, Inc.	137,012	76,656,844
NVIDIA Corp.	248,425	116,086,518
		354,766,123
Software: 16.60%
Clearwater Analytics Holdings, Inc. Class A†	844,756	14,555,146
Crowdstrike Holdings, Inc. Class A†	152,497	24,652,665
Datadog, Inc. Class A†	76,883	8,973,784
DoubleVerify Holdings, Inc.†	182,196	7,670,451
Dynatrace, Inc.†	448,670	24,537,762
Fair Isaac Corp.†	44,492	37,282,961
Intuit, Inc.	38,794	19,850,890
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 13

Portfolio of investments—July 31, 2023

	Shares	Value
Software (continued)
Microsoft Corp.	985,562	$331,069,987
Palo Alto Networks, Inc.†	192,327	48,074,057
Procore Technologies, Inc.†	161,500	12,249,775
Salesforce, Inc.†	22,000	4,950,220
ServiceNow, Inc.†	38,919	22,689,777
		556,557,475
Technology hardware, storage & peripherals: 8.24%
Apple, Inc.	1,405,726	276,154,873
Materials: 2.18%
Chemicals: 2.18%
Linde PLC	187,399	73,211,168
Real estate: 0.85%
Real estate management & development: 0.49%
CoStar Group, Inc.†	193,407	16,240,386
Specialized REITs : 0.36%
Equinix, Inc.	15,066	12,202,255
Total common stocks (Cost $1,522,608,828)		3,337,725,417

		Yield
Short-term investments: 0.47%
Investment companies: 0.47%
Allspring Government Money Market Fund Select Class♠∞		5.19%	15,704,374	15,704,374
Total short-term investments (Cost $15,704,374)				15,704,374
Total investments in securities (Cost $1,538,313,202)	100.02%			3,353,429,791
Other assets and liabilities, net	(0.02)			(730,620)
Total net assets	100.00%			$3,352,699,171

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
14 | Allspring Growth Fund

Portfolio of investments—July 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$147,500,432	$665,419,229	$(797,215,287)	$0	$0	$15,704,374	15,704,374	$1,785,910
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	61,735,900	83,253,237	(144,989,076)	(61)	0	0	0	300,789 [1]
				$(61)	$0	$15,704,374		$2,086,699

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 15

Statement of assets and liabilities—July 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,522,608,828)	$3,337,725,417
Investments in affiliated securities, at value (cost $15,704,374)	15,704,374
Cash	136
Receivable for investments sold	5,871,503
Receivable for Fund shares sold	1,193,511
Receivable for dividends	316,476
Prepaid expenses and other assets	198,139
Total assets	3,361,009,556
Liabilities
Payable for Fund shares redeemed	2,978,517
Payable for investments purchased	2,105,798
Management fee payable	1,840,159
Administration fees payable	441,995
Shareholder servicing fees payable	435,471
Distribution fee payable	9,302
Accrued expenses and other liabilities	499,143
Total liabilities	8,310,385
Total net assets	$3,352,699,171
Net assets consist of
Paid-in capital	$1,358,730,696
Total distributable earnings	1,993,968,475
Total net assets	$3,352,699,171
Computation of net asset value and offering price per share
Net assets–Class A	$1,844,844,635
Shares outstanding–Class A1	66,287,620
Net asset value per share–Class A	$27.83
Maximum offering price per share – Class A2	$29.53
Net assets–Class C	$14,747,412
Shares outstanding–Class C1	1,016,256
Net asset value per share–Class C	$14.51
Net assets–Class R6	$392,892,834
Shares outstanding–Class R6[1]	9,208,712
Net asset value per share–Class R6	$42.67
Net assets–Administrator Class	$220,543,566
Shares outstanding–Administrator Class[1]	6,073,650
Net asset value per share–Administrator Class	$36.31
Net assets–Institutional Class	$879,670,724
Shares outstanding–Institutional Class[1]	20,766,940
Net asset value per share–Institutional Class	$42.36
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Growth Fund

Statement of operations—year ended July 31, 2023
Statement of operations
Investment income
Dividends	$17,005,467
Income from affiliated securities	1,828,288
Interest	2,176
Total investment income	18,835,931
Expenses
Management fee	22,615,504
Administration fees
Class A	3,534,540
Class C	31,722
Class R6	106,088
Administrator Class	300,282
Institutional Class	1,137,107
Shareholder servicing fees
Class A	4,221,749
Class C	37,792
Administrator Class	573,601
Distribution fee
Class C	113,294
Custody and accounting fees	175,303
Professional fees	65,895
Registration fees	36,628
Shareholder report expenses	132,936
Trustees’ fees and expenses	22,522
Other fees and expenses	126,671
Total expenses	33,231,634
Less: Fee waivers and/or expense reimbursements
Fund-level	(992,639)
Class A	(265,678)
Class C	(7)
Class R6	(106,088)
Administrator Class	(277,515)
Institutional Class	(716,619)
Net expenses	30,873,088
Net investment loss	(12,037,157)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	196,383,576
Affiliated securities	(61)
Net realized gains on investments	196,383,515
Net change in unrealized gains (losses) on investments	125,274,437
Net realized and unrealized gains (losses) on investments	321,657,952
Net increase in net assets resulting from operations	$309,620,795
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2023		Year ended July 31, 2022
Operations
Net investment loss		$(12,037,157)		$(34,278,023)
Net realized gains on investments		196,383,515		452,045,114
Net change in unrealized gains (losses) on investments		125,274,437		(2,133,081,244)
Net increase (decrease) in net assets resulting from operations		309,620,795		(1,715,314,153)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(108,869,642)		(569,285,399)
Class C		(1,767,487)		(10,976,765)
Class R6		(15,329,845)		(69,584,122)
Administrator Class		(12,943,905)		(96,628,240)
Institutional Class		(38,192,678)		(256,416,897)
Total distributions to shareholders		(177,103,557)		(1,002,891,423)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,146,798	28,147,242	1,587,549	56,321,377
Class C	52,604	697,566	165,557	3,406,222
Class R6	1,983,266	76,624,251	2,817,456	130,744,052
Administrator Class	620,292	19,712,857	1,063,551	44,787,131
Institutional Class	2,966,448	109,317,521	3,690,262	181,234,986
		234,499,437		416,493,768
Reinvestment of distributions
Class A	4,695,691	104,666,950	14,811,926	547,893,130
Class C	144,818	1,691,480	485,765	10,021,324
Class R6	416,402	14,190,969	1,149,664	63,197,038
Administrator Class	439,148	12,757,242	2,018,217	95,582,763
Institutional Class	1,098,744	37,181,487	4,557,460	249,019,631
		170,488,128		965,713,886
Payment for shares redeemed
Class A	(9,939,680)	(241,340,204)	(11,515,400)	(392,523,025)
Class C	(466,357)	(6,100,134)	(714,991)	(14,273,738)
Class R6	(3,417,488)	(129,288,708)	(1,668,671)	(82,352,828)
Administrator Class	(4,324,799)	(131,201,214)	(4,956,152)	(205,413,567)
Institutional Class	(9,179,670)	(338,231,327)	(12,429,230)	(564,164,472)
		(846,161,587)		(1,258,727,630)
Net increase (decrease) in net assets resulting from capital share transactions		(441,174,022)		123,480,024
Total decrease in net assets		(308,656,784)		(2,594,725,552)
Net assets
Beginning of period		3,661,355,955		6,256,081,507
End of period		$3,352,699,171		$3,661,355,955
The accompanying notes are an integral part of these financial statements.
18 | Allspring Growth Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$26.80	$47.16	$39.86	$35.56	$38.67
Net investment loss	(0.14)[1]	(0.30)[1]	(0.32)	(0.19)	(0.13)
Payment from affiliate	0.00	0.00	0.00 [2]	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.79	(11.07)	13.52	8.77	3.73
Total from investment operations	2.65	(11.37)	13.20	8.58	3.60
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)
Net asset value, end of period	$27.83	$26.80	$47.16	$39.86	$35.56
Total return[3]	11.39%	(29.35)%	35.61%[4]	27.08%	13.55%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.16%	1.16%	1.17%	1.18%
Net expenses	1.14%	1.13%	1.14%	1.14%	1.16%
Net investment loss	(0.55)%	(0.85)%	(0.83)%	(0.59)%	(0.45)%
Supplemental data
Portfolio turnover rate	58%	43%	36%	37%	39%
Net assets, end of period (000s omitted)	$1,844,845	$1,885,963	$3,088,763	$2,443,132	$2,116,542

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 0.01% impact on the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.95	$30.47	$27.32	$25.87	$30.33
Net investment loss	(0.17)[1]	(0.34)[1]	(0.45)[1]	(0.32)[1]	(0.31)[1]
Payment from affiliate	0.00	0.00	1.32	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.35	(6.19)	8.18	6.05	2.56
Total from investment operations	1.18	(6.53)	9.05	5.73	2.25
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)
Net asset value, end of period	$14.51	$14.95	$30.47	$27.32	$25.87
Total return[2]	10.52%	(29.54)%[3]	36.64%[4]	26.11%	12.68%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.89%	1.91%	1.92%	1.93%
Net expenses	1.91%	1.89%	1.91%	1.91%	1.91%
Net investment loss	(1.31)%	(1.61)%	(1.57)%	(1.35)%	(1.19)%
Supplemental data
Portfolio turnover rate	58%	43%	36%	37%	39%
Net assets, end of period (000s omitted)	$14,747	$19,208	$41,094	$114,123	$156,056

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended July 31, 2022, the Fund received payments from a service provider which had a 0.14% impact on the total return.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 5.92% impact on the total return.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$39.94	$65.50	$53.17	$45.84	$47.53
Net investment loss	(0.04)[1]	(0.21)[1]	(0.23)	(0.07)	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	4.39	(16.36)	18.46	11.68	5.02
Total from investment operations	4.35	(16.57)	18.23	11.61	5.02
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)
Net asset value, end of period	$42.67	$39.94	$65.50	$53.17	$45.84
Total return	11.92%	(29.05)%	36.19%	27.65%	14.06%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.73%	0.73%	0.74%	0.75%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment loss	(0.11)%	(0.41)%	(0.40)%	(0.15)%	0.00%
Supplemental data
Portfolio turnover rate	58%	43%	36%	37%	39%
Net assets, end of period (000s omitted)	$392,893	$408,403	$519,293	$391,705	$337,260

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$34.34	$57.75	$47.60	$41.58	$43.89
Net investment loss	(0.11)[1]	(0.31)[1]	(0.29)	(0.16)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	3.70	(14.11)	16.34	10.46	4.50
Total from investment operations	3.59	(14.42)	16.05	10.30	4.40
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)
Net asset value, end of period	$36.31	$34.34	$57.75	$47.60	$41.58
Total return	11.60%	(29.22)%	35.82%	27.31%	13.78%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.08%	1.08%	1.09%	1.10%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.35)%	(0.68)%	(0.65)%	(0.40)%	(0.25)%
Supplemental data
Portfolio turnover rate	58%	43%	36%	37%	39%
Net assets, end of period (000s omitted)	$220,544	$320,744	$647,618	$559,109	$561,900

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$39.68	$65.17	$52.96	$45.70	$47.43
Net investment loss	(0.06)[1]	(0.24)[1]	(0.26)[1]	(0.09)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	4.36	(16.26)	18.37	11.63	4.99
Total from investment operations	4.30	(16.50)	18.11	11.54	4.98
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)
Net asset value, end of period	$42.36	$39.68	$65.17	$52.96	$45.70
Total return	11.87%	(29.09)%	36.10%	27.58%	14.00%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.83%	0.83%	0.84%	0.85%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.15)%	(0.47)%	(0.44)%	(0.20)%	(0.03)%
Supplemental data
Portfolio turnover rate	58%	43%	36%	37%	39%
Net assets, end of period (000s omitted)	$879,671	$1,027,038	$1,959,313	$1,607,803	$1,503,753

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 23

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Growth Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
24 | Allspring Growth Fund

Notes to financial statements
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2023, the aggregate cost of all investments for federal income tax purposes was $1,543,091,048 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,818,801,380
Gross unrealized losses	(8,462,637)
Net unrealized gains	$1,810,338,743
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At July 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(18,793,588)	$18,793,588
As of July 31, 2023, the Fund had a qualified late-year ordinary loss of $9,054,902 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Growth Fund | 25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$311,521,181	$0	$0	$311,521,181
Consumer discretionary	472,131,360	0	0	472,131,360
Consumer staples	14,155,319	0	0	14,155,319
Financials	437,716,741	0	0	437,716,741
Health care	395,781,558	0	0	395,781,558
Industrials	306,501,316	0	0	306,501,316
Information technology	1,298,264,133	0	0	1,298,264,133
Materials	73,211,168	0	0	73,211,168
Real estate	28,442,641	0	0	28,442,641
Short-term investments
Investment companies	15,704,374	0	0	15,704,374
Total assets	$3,353,429,791	$0	$0	$3,353,429,791
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $3 billion	0.640
Next $2 billion	0.615
Next $2 billion	0.605
Next $4 billion	0.580
Over $16 billion	0.555
For the year ended July 31, 2023, the management fee was equivalent to an annual rate of 0.71% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
26 | Allspring Growth Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.15%
Class C	1.90
Class R6	0.70
Administrator Class	0.96
Institutional Class	0.75
Prior to June 30, 2023, the Fund’s expenses were capped at 1.16% for Class A shares and 1.91% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C  shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2023, Allspring Funds Distributor received $3,683 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2023 were $1,820,068,421 and $2,284,695,638, respectively.
Allspring Growth Fund | 27

Notes to financial statements
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:
	Year ended July 31
	2023	2022
Ordinary income	$0	$69,959,765
Long-term capital gain	177,103,557	932,931,658
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$192,684,634	$1,810,338,743	$(9,054,902)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
28 | Allspring Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 26, 2023
Allspring Growth Fund | 29

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $177,103,557 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30 | Allspring Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Growth Fund | 31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring Growth Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Growth Fund | 33

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

34 | Allspring Growth Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 3000® Growth Index, for all periods under review.  The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for the Institutional Class, in range of the median net operating expense ratios of the expense Groups for the Class A and Class R6 and equal to the median net operating expense ratios of the expense Groups for the Administrator Class. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A and Class C shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Allspring Growth Fund | 35

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

36 | Allspring Growth Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Growth Fund | 37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-08072023-fmcbtpjg 09-23
AR3009 07-23

Allspring Large Cap Core Fund
Annual Report
July 31, 2023

The views expressed and any forward-looking statements are as of July 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Large Cap Core Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Large Cap Core Fund for the 12-month period that ended July 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 13.02%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.41%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 8.35%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -3.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 2.45%, the Bloomberg Municipal Bond Index6 gained 0.93%, and the ICE BofA U.S. High Yield Index7 returned 4.24%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with historically high annual inflation, which topped 9% in the eurozone and remained above 8% in the U.S., despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices in August 2022. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Large Cap Core Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Large Cap Core Fund | 3

Letter to shareholders (unaudited)
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Large Cap Core Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Large Cap Core Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	John R. Campbell, CFA, Vince Fioramonti, CFA

Average annual total returns (%) as of July 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EGOAX)	12-17-2007	9.70	8.68	10.55	16.41	9.97	11.20	1.19	1.07
Class C (EGOCX)	12-17-2007	14.55	9.13	10.53	15.55	9.13	10.53	1.94	1.82
Class R6 (EGORX)[3]	9-30-2015	–	–	–	16.92	10.44	12.02	0.77	0.65
Administrator Class (WFLLX)	7-16-2010	–	–	–	16.51	10.08	11.35	1.12	0.97
Institutional Class (EGOIX)	12-17-2007	–	–	–	16.89	10.41	11.68	0.87	0.67
S&P 500 Index[4]	–	–	–	–	13.02	12.20	12.66	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through November 30, 2023 (November 30, 2024 for Class A and Class C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.07% for Class A, 1.82% for Class C, 0.65% for Class R6, 0.97% for Administrator Class
and 0.67% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Large Cap Core Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in
Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Large Cap Core Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2023.
•A combination of stock selection and sector allocation decisions contributed to Fund performance. Stock selection effects added value in 5 of the 11 sectors, led by industrials, consumer discretionary, and real estate. Sector allocation decisions added value in 8 of the 11 sectors, led by a lack of exposure to utilities, an overweight to information technology (IT), and an underweight to consumer discretionary.
•Negative stock selection effects detracted from relative performance in IT, energy, and consumer staples. An underweight to communication services and an overweight to real estate detracted from performance.
U.S. equities sold off sharply in 2022 before rebounding at year-end and through the first half of 2023.
During 2022, U.S. markets succumbed to pressure from soaring inflation, surging food and energy prices, aggressive central bank tightening, slowing global growth, and the aftershocks of Russia’s invasion of Ukraine. However, U.S. equities rallied during both the fourth quarter of 2022 and the first half of 2023, overcoming persistent inflation, higher interest rates, a regional banking crisis, an underwhelming Chinese recovery, recession fears, stretched valuations, and narrow market leadership. U.S. equity markets were supported by softer inflation data, a slower pace of rate increases by the Federal Reserve (Fed), better-than-expected corporate earnings, and optimism over a soft landing for the U.S. economy. Over the 12-month period, large caps outperformed small caps and growth significantly outperformed value.

Ten largest holdings (%) as of July 31, 2023[1]
Microsoft Corp.	5.43
Apple, Inc.	5.23
Alphabet, Inc. Class C	3.36
Broadcom, Inc.	2.70
Carrier Global Corp.	2.57
Fortinet, Inc.	2.35
Costco Wholesale Corp.	2.28
EMCOR Group, Inc.	2.27
PulteGroup, Inc.	2.20
ON Semiconductor Corp.	2.20

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund emphasized higher-quality stocks amid rising interest rates and slowing economic growth.
Characteristics that are typically favored in the portfolio include attractive valuation, earnings consistency, profitability, and improving sentiment. The team’s multifactor alpha model aggregates rankings from three factor groups—value, quality, and momentum—to provide a single score that indicates a stock’s attractiveness relative to the investment universe. These quantitative rankings are an integral part of the investment decision-making process, which is augmented by portfolio manager validation and review. Our alpha model results were positive during the period. The momentum factor group showed strength while value and quality were weak.
In our experience, fundamentally weighted strategies that invest in relatively inexpensive companies with improving fundamentals have typically rewarded long-term investors. We continue to build portfolios that adhere to this philosophy while recognizing that the current pervasive macroeconomic risks require an elevated emphasis on risk controls, particularly as it relates to industry exposures, secular growth, oil prices, inflation expectations, and credit risk. We still prefer an emphasis on quality and secular (long-term) value over volatility as we enter the later phases of the economic cycle.

Sector allocation as of July 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.

8 | Allspring Large Cap Core Fund

Performance highlights (unaudited)
The Fund benefited from stock selection within industrials, consumer discretionary, and real estate.
Bottom-up stock selection effects in industrials, consumer discretionary, and real estate contributed to relative performance. The Fund benefited significantly from stock selection in industrials as EMCOR Group (+86%); Carrier Global Corp. (+43%); and Copart, Inc. (+38%), were among the top performers over the trailing 12-month period. Two homebuilders, PulteGroup (+96%) and Lennar Corp. (+51%), led positive stock selection in consumer discretionary. Simon Property Group (+22%) contributed to results in the real estate sector. The strategy’s risk-controlled discipline and its focus on bottom-up stock selection tend to limit the effect of sector allocations on relative performance. However, over the trailing 12-month period, the Fund benefited from a lack of exposure to utilities, an overweight to IT, and a modest underweight to consumer discretionary.
Stock selection was weakest in IT, energy, and consumer staples.
Bottom-up stock selection effects in IT, energy, and consumer staples detracted from relative performance. Not owning NVIDIA Corp. (+157%) was the single biggest detractor from results. Two other IT companies, Zebra Technologies (-31%) and Qualcomm Inc. (-19%), sold off after reporting disappointing earnings, and both positions were sold from the Fund. Halliburton Co. (+5%) and Devon Energy (-7%) detracted from results within energy. The Fund’s underweight to communication services and modest overweight to real estate also detracted from performance.
Recession risks are elevated as economic growth weakens and credit conditions tighten.
At the midpoint of 2023, global economic growth has stagnated amid an environment of elevated interest rates. The sharp rise in short-term rates appears to be taming inflation, but the lagged effects of 2022’s rapid tightening cycle are increasing the likelihood of a hard economic landing in many developed economies. Higher rates and stubborn inflation are persistently raising the costs for businesses and prices for consumers.
Depending on the company and industry, many firms have already experienced a profit recession, which typically precedes an economic recession. However, this profit recession may be extended. With wage pressures still elevated, though fading, there may be further profit margin compression ahead. Combined with a decline in revenue, corporate earnings continue to be at risk during the second half of 2023. Earnings expectations will likely rebound before the economy improves. On average, markets begin their recovery before the economy starts to recover.
The first half of 2023 saw an expansion of stock valuations as U.S. equity prices rose while earnings expectations trended lower. As companies report second-quarter earnings and provide updated guidance for the remainder of 2023, there is an elevated risk that the earnings outlook will deteriorate further. Given the environment of tighter credit conditions and stagnant economic growth, we believe it is still prudent to emphasize higher-quality stocks. In addition to our current emphasis on quality, our longstanding focus on strong earnings and inexpensive valuations is presenting selective opportunities within cyclical value stocks.
We currently anticipate volatile and range-bound markets. While we are generally cautious, there are potential positive catalysts from decelerating inflation and a resilient U.S. jobs market. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Allspring Large Cap Core Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2023 to July 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2023	Ending account value 7-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,137.24	$5.41	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Class C
Actual	$1,000.00	$1,133.33	$9.63	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10	1.82%
Class R6
Actual	$1,000.00	$1,140.41	$3.45	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,137.95	$5.14	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86	0.97%
Institutional Class
Actual	$1,000.00	$1,140.22	$3.56	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Large Cap Core Fund

Portfolio of investments—July 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 98.85%
Communication services: 5.16%
Entertainment: 1.80%
Activision Blizzard, Inc.†	89,540	$8,305,730
Interactive media & services: 3.36%
Alphabet, Inc. Class C†	116,402	15,494,270
Consumer discretionary: 9.36%
Broadline retail: 1.82%
Amazon.com, Inc.†	62,678	8,378,795
Household durables: 4.32%
Lennar Corp. Class A	77,004	9,766,417
PulteGroup, Inc.	120,595	10,177,012
		19,943,429
Specialty retail: 3.22%
O’Reilly Automotive, Inc.†	8,521	7,888,657
Ulta Beauty, Inc.†	15,671	6,970,461
		14,859,118
Consumer staples: 3.88%
Consumer staples distribution & retail : 2.28%
Costco Wholesale Corp.	18,802	10,541,717
Food products: 1.60%
Archer-Daniels-Midland Co.	86,855	7,379,201
Energy: 6.80%
Energy equipment & services: 1.79%
Halliburton Co.	211,090	8,249,397
Oil, gas & consumable fuels: 5.01%
Chevron Corp.	49,695	8,133,084
ConocoPhillips	69,393	8,168,944
Devon Energy Corp.	126,475	6,829,650
		23,131,678
Financials: 8.98%
Banks: 4.25%
Citigroup, Inc.	111,701	5,323,670
Citizens Financial Group, Inc.	157,590	5,083,853
JPMorgan Chase & Co.	58,200	9,193,272
		19,600,795
Capital markets: 2.64%
Goldman Sachs Group, Inc.	21,713	7,727,005
Virtu Financial, Inc. Class A	238,623	4,428,843
		12,155,848
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 11

Portfolio of investments—July 31, 2023

	Shares	Value
Financial services: 2.09%
Mastercard, Inc. Class A	24,500	$9,659,860
Health care: 13.86%
Biotechnology: 4.59%
AbbVie, Inc.	44,995	6,730,352
Regeneron Pharmaceuticals, Inc.†	10,073	7,473,260
United Therapeutics Corp.†	28,653	6,954,656
		21,158,268
Health care equipment & supplies: 3.12%
Edwards Lifesciences Corp.†	99,366	8,154,968
Hologic, Inc.†	78,795	6,257,899
		14,412,867
Health care providers & services: 3.69%
AmerisourceBergen Corp.	52,156	9,747,956
UnitedHealth Group, Inc.	14,326	7,254,257
		17,002,213
Pharmaceuticals: 2.46%
Bristol-Myers Squibb Co.	84,839	5,276,137
Pfizer, Inc.	168,335	6,070,160
		11,346,297
Industrials: 10.50%
Building products: 2.57%
Carrier Global Corp.	199,290	11,867,719
Commercial services & supplies: 1.76%
Copart, Inc.†	92,134	8,143,724
Construction & engineering: 2.27%
EMCOR Group, Inc.	48,598	10,450,514
Electrical equipment: 2.19%
nVent Electric PLC	190,719	10,085,221
Machinery: 1.71%
AGCO Corp.	59,320	7,895,492
Information technology: 31.38%
Communications equipment: 2.06%
Arista Networks, Inc.†	61,111	9,477,705
IT services: 1.80%
Accenture PLC Class A	26,190	8,285,206
Semiconductors & semiconductor equipment: 8.93%
Applied Materials, Inc.	58,200	8,822,538
Broadcom, Inc.	13,879	12,472,363
The accompanying notes are an integral part of these financial statements.
12 | Allspring Large Cap Core Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Microchip Technology, Inc.	104,089	$9,778,121
ON Semiconductor Corp.†	94,078	10,136,905
		41,209,927
Software: 13.36%
Adobe, Inc.†	13,431	7,335,609
Cadence Design Systems, Inc.†	35,689	8,351,583
Fortinet, Inc.†	139,906	10,873,494
Microsoft Corp.	74,542	25,040,149
Oracle Corp.	85,734	10,050,597
		61,651,432
Technology hardware, storage & peripherals: 5.23%
Apple, Inc.	122,873	24,138,401
Materials: 5.30%
Chemicals: 1.33%
CF Industries Holdings, Inc.	74,477	6,113,072
Metals & mining: 3.97%
Nucor Corp.	50,590	8,706,033
Reliance Steel & Aluminum Co.	32,868	9,625,723
		18,331,756
Real estate: 3.63%
Retail REITs : 1.98%
Simon Property Group, Inc.	73,423	9,148,506
Specialized REITs : 1.65%
Weyerhaeuser Co.	223,178	7,601,442
Total common stocks (Cost $304,349,127)		456,019,600

		Yield
Short-term investments: 1.05%
Investment companies: 1.05%
Allspring Government Money Market Fund Select Class♠∞		5.19%	4,847,600	4,847,600
Total short-term investments (Cost $4,847,600)				4,847,600
Total investments in securities (Cost $309,196,727)	99.90%			460,867,200
Other assets and liabilities, net	0.10			472,346
Total net assets	100.00%			$461,339,546

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 13

Portfolio of investments—July 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,015,223	$58,339,775	$(57,507,398)	$0	$0	$4,847,600	4,847,600	$170,187
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	14	9-15-2023	$3,096,489	$3,230,150	$133,661	$0
The accompanying notes are an integral part of these financial statements.
14 | Allspring Large Cap Core Fund

Statement of assets and liabilities—July 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $304,349,127)	$456,019,600
Investments in affiliated securities, at value (cost $4,847,600)	4,847,600
Cash at broker segregated for futures contracts	392,000
Receivable for dividends	352,272
Receivable for Fund shares sold	245,591
Receivable for daily variation margin on open futures contracts	5,854
Prepaid expenses and other assets	75,538
Total assets	461,938,455
Liabilities
Payable for Fund shares redeemed	211,956
Management fee payable	193,704
Shareholder servicing fees payable	76,141
Administration fees payable	70,675
Distribution fees payable	7,054
Trustees’ fees and expenses payable	301
Accrued expenses and other liabilities	39,078
Total liabilities	598,909
Total net assets	$461,339,546
Net assets consist of
Paid-in capital	$280,659,065
Total distributable earnings	180,680,481
Total net assets	$461,339,546
Computation of net asset value and offering price per share
Net assets–Class A	$353,855,084
Shares outstanding–Class A1	21,454,744
Net asset value per share–Class A	$16.49
Maximum offering price per share – Class A2	$17.50
Net assets–Class C	$11,284,932
Shares outstanding–Class C1	706,257
Net asset value per share–Class C	$15.98
Net assets–Class R6	$3,441,826
Shares outstanding–Class R6[1]	206,772
Net asset value per share–Class R6	$16.65
Net assets–Administrator Class	$1,978,425
Shares outstanding–Administrator Class[1]	116,968
Net asset value per share–Administrator Class	$16.91
Net assets–Institutional Class	$90,779,279
Shares outstanding–Institutional Class[1]	5,447,270
Net asset value per share–Institutional Class	$16.67
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 15

Statement of operations—year ended July 31, 2023
Statement of operations
Investment income
Dividends	$7,153,785
Income from affiliated securities	170,187
Interest	2,383
Total investment income	7,326,355
Expenses
Management fee	2,992,223
Administration fees
Class A	669,717
Class C	28,975
Class R	354 [1]
Class R6	1,057
Administrator Class	2,141
Institutional Class	114,299
Shareholder servicing fees
Class A	800,886
Class C	34,443
Class R	421 [1]
Administrator Class	4,067
Distribution fees
Class C	103,318
Class R	358 [1]
Custody and accounting fees	20,470
Professional fees	65,737
Registration fees	80,296
Shareholder report expenses	62,366
Trustees’ fees and expenses	24,630
Other fees and expenses	13,502
Total expenses	5,019,260
Less: Fee waivers and/or expense reimbursements
Fund-level	(556,736)
Class A	(127,062)
Class R6	(405)
Administrator Class	(671)
Institutional Class	(80,594)
Net expenses	4,253,792
Net investment income	3,072,563
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Large Cap Core Fund

Statement of operations—year ended July 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$34,071,687
Futures contracts	338,728
Net realized gains on investments	34,410,415
Net change in unrealized gains (losses) on
Unaffiliated securities	27,948,113
Futures contracts	133,661
Net change in unrealized gains (losses) on investments	28,081,774
Net realized and unrealized gains (losses) on investments	62,492,189
Net increase in net assets resulting from operations	$65,564,752
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2023		Year ended July 31, 2022
Operations
Net investment income		$3,072,563		$2,977,683
Net realized gains on investments		34,410,415		51,089,392
Net change in unrealized gains (losses) on investments		28,081,774		(71,803,083)
Net increase (decrease) in net assets resulting from operations		65,564,752		(17,736,008)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(33,915,521)		(47,154,331)
Class C		(1,532,255)		(3,108,743)
Class R		(18,398)[1]		(22,264)
Class R6		(479,983)		(746,242)
Administrator Class		(166,659)		(378,532)
Institutional Class		(9,427,219)		(17,341,089)
Total distributions to shareholders		(45,540,035)		(68,751,201)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	870,474	12,800,613	1,097,088	19,147,813
Class C	74,538	1,031,897	29,275	502,832
Class R	4,193 [1]	65,543 [1]	2,207	40,355
Class R6	99,783	1,527,025	15,663	266,817
Administrator Class	32,969	488,099	59,959	1,204,301
Institutional Class	825,073	12,088,888	1,676,327	29,645,655
		28,002,065		50,807,773
Reinvestment of distributions
Class A	2,282,707	32,296,216	2,550,202	44,759,070
Class C	110,947	1,517,749	179,061	3,060,161
Class R	1,288 [1]	18,398 [1]	1,260	22,264
Class R6	7,651	109,454	9,372	166,069
Administrator Class	11,421	165,760	20,990	377,210
Institutional Class	638,501	9,137,834	894,254	15,863,211
		43,245,411		64,247,985
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Large Cap Core Fund

Statement of changes in net assets

	Year ended July 31, 2023		Year ended July 31, 2022
	Shares		Shares
Payment for shares redeemed
Class A	(2,557,397)	$(38,070,679)	(2,328,633)	$(40,154,334)
Class C	(653,371)	(9,360,898)	(574,944)	(10,038,659)
Class R	(14,390)[1]	(227,359)[1]	(24,131)	(477,364)
Class R6	(184,358)	(2,705,739)	(54,832)	(979,083)
Administrator Class	(21,621)	(319,966)	(118,858)	(2,102,057)
Institutional Class	(2,691,916)	(40,963,613)	(2,878,046)	(49,352,502)
		(91,648,254)		(103,103,999)
Net increase (decrease) in net assets resulting from capital share transactions		(20,400,778)		11,951,759
Total decrease in net assets		(376,061)		(74,535,450)
Net assets
Beginning of period		461,715,607		536,251,057
End of period		$461,339,546		$461,715,607
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.85	$18.77	$15.71	$18.57	$20.82
Net investment income	0.10 [1]	0.09	0.08 [1]	0.14	0.25
Net realized and unrealized gains (losses) on investments	2.21	(0.55)	5.33	0.51	(0.29)
Total from investment operations	2.31	(0.46)	5.41	0.65	(0.04)
Distributions to shareholders from
Net investment income	(0.12)	(0.04)	(0.15)	(0.29)	(0.16)
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)
Total distributions to shareholders	(1.67)	(2.46)	(2.35)	(3.51)	(2.21)
Net asset value, end of period	$16.49	$15.85	$18.77	$15.71	$18.57
Total return[2]	16.41%	(3.66)%	37.90%	2.86%	1.10%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.20%	1.23%	1.23%	1.19%
Net expenses	1.05%	1.06%	1.06%	1.06%	1.08%
Net investment income	0.66%	0.52%	0.49%	0.97%	1.42%
Supplemental data
Portfolio turnover rate	26%	31%	46%	28%	45%
Net assets, end of period (000s omitted)	$353,855	$330,584	$366,731	$300,373	$341,045

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.40	$18.39	$15.41	$18.22	$20.44
Net investment income (loss)	(0.01)[1]	(0.05)[1]	(0.04)[1]	0.03	0.13
Net realized and unrealized gains (losses) on investments	2.14	(0.52)	5.23	0.47	(0.30)
Total from investment operations	2.13	(0.57)	5.19	0.50	(0.17)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.09)	0.00
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)
Total distributions to shareholders	(1.55)	(2.42)	(2.21)	(3.31)	(2.05)
Net asset value, end of period	$15.98	$15.40	$18.39	$15.41	$18.22
Total return[2]	15.55%	(4.39)%	36.87%	2.01%	0.34%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.94%	1.98%	1.97%	1.94%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.83%
Net investment income (loss)	(0.07)%	(0.27)%	(0.25)%	0.21%	0.67%
Supplemental data
Portfolio turnover rate	26%	31%	46%	28%	45%
Net assets, end of period (000s omitted)	$11,285	$18,081	$28,335	$33,405	$47,649

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.99	$18.91	$15.81	$18.68	$20.92
Net investment income	0.16 [1]	0.17	0.16	0.24 [1]	0.34
Net realized and unrealized gains (losses) on investments	2.23	(0.55)	5.36	0.48	(0.30)
Total from investment operations	2.39	(0.38)	5.52	0.72	0.04
Distributions to shareholders from
Net investment income	(0.18)	(0.12)	(0.22)	(0.37)	(0.23)
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)
Total distributions to shareholders	(1.73)	(2.54)	(2.42)	(3.59)	(2.28)
Net asset value, end of period	$16.65	$15.99	$18.91	$15.81	$18.68
Total return	16.92%	(3.25)%	38.47%	3.23%	1.60%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.77%	0.80%	0.79%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.09%	0.92%	0.92%	1.40%	1.83%
Supplemental data
Portfolio turnover rate	26%	31%	46%	28%	45%
Net assets, end of period (000s omitted)	$3,442	$4,535	$5,928	$6,570	$13,223

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.22	$19.16	$15.96	$18.82	$21.05
Net investment income	0.11 [1]	0.10 [1]	0.10 [1]	0.18 [1]	0.29 [1]
Net realized and unrealized gains (losses) on investments	2.27	(0.55)	5.43	0.49	(0.30)
Total from investment operations	2.38	(0.45)	5.53	0.67	(0.01)
Distributions to shareholders from
Net investment income	(0.14)	(0.07)	(0.13)	(0.31)	(0.17)
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)
Total distributions to shareholders	(1.69)	(2.49)	(2.33)	(3.53)	(2.22)
Net asset value, end of period	$16.91	$16.22	$19.16	$15.96	$18.82
Total return	16.51%	(3.57)%	38.04%	2.90%	1.26%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.11%	1.15%	1.13%	1.10%
Net expenses	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income	0.72%	0.56%	0.58%	1.04%	1.52%
Supplemental data
Portfolio turnover rate	26%	31%	46%	28%	45%
Net assets, end of period (000s omitted)	$1,978	$1,528	$2,531	$2,241	$16,566

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.01	$18.93	$15.83	$18.70	$20.95
Net investment income	0.16 [1]	0.16	0.19	0.24 [1]	0.34
Net realized and unrealized gains (losses) on investments	2.23	(0.55)	5.33	0.48	(0.30)
Total from investment operations	2.39	(0.39)	5.52	0.72	0.04
Distributions to shareholders from
Net investment income	(0.18)	(0.11)	(0.22)	(0.37)	(0.24)
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)
Total distributions to shareholders	(1.73)	(2.53)	(2.42)	(3.59)	(2.29)
Net asset value, end of period	$16.67	$16.01	$18.93	$15.83	$18.70
Total return	16.89%	(3.27)%	38.42%	3.22%	1.56%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.87%	0.90%	0.89%	0.86%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Net investment income	1.05%	0.91%	0.90%	1.40%	1.82%
Supplemental data
Portfolio turnover rate	26%	31%	46%	28%	45%
Net assets, end of period (000s omitted)	$90,779	$106,846	$132,167	$145,425	$600,595

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
24 | Allspring Large Cap Core Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund  is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund  fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Allspring Large Cap Core Fund | 25

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2023, the aggregate cost of all investments for federal income tax purposes was $309,629,453 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$163,556,482
Gross unrealized losses	(12,185,074)
Net unrealized gains	$151,371,408
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$23,800,000	$0	$0	$23,800,000
Consumer discretionary	43,181,342	0	0	43,181,342
Consumer staples	17,920,918	0	0	17,920,918
Energy	31,381,075	0	0	31,381,075
Financials	41,416,503	0	0	41,416,503
Health care	63,919,645	0	0	63,919,645
Industrials	48,442,670	0	0	48,442,670
Information technology	144,762,671	0	0	144,762,671
Materials	24,444,828	0	0	24,444,828
Real estate	16,749,948	0	0	16,749,948
Short-term investments
Investment companies	4,847,600	0	0	4,847,600
	460,867,200	0	0	460,867,200
Futures contracts	133,661	0	0	133,661
Total assets	$461,000,861	$0	$0	$461,000,861
26 | Allspring Large Cap Core Fund

Notes to financial statements
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2023, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain
Allspring Large Cap Core Fund | 27

Notes to financial statements
classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.07%
Class C	1.82
Class R6	0.65
Administrator Class	0.97
Institutional Class	0.67
Prior to June 30, 2023, the Fund’s expenses were contractually capped at 1.08% for Class A shares and 1.83% for Class C shares.
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2023, Allspring Funds Distributor received $2,387 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2023 were $108,829,890 and $172,334,252, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended July 31, 2023, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $1,280,186 in long futures contracts during the year ended July 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2023, there were no borrowings by the Fund under the agreement.
28 | Allspring Large Cap Core Fund

Notes to financial statements
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:
	Year ended July 31
	2023	2022
Ordinary income	$6,144,629	$5,128,593
Long-term capital gain	39,395,406	63,622,608
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,879,934	$27,429,187	$151,371,408
9.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Large Cap Core Fund | 29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Cap Core Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 26, 2023
30 | Allspring Large Cap Core Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $39,395,406 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $6,144,629 of income dividends paid during the fiscal year ended July 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2023, $38,481 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended July 31, 2023, $2,448,329 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Large Cap Core Fund | 31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

32 | Allspring Large Cap Core Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Large Cap Core Fund | 33

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34 | Allspring Large Cap Core Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Large Cap Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Large Cap Core Fund | 35

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the S&P 500 Index, for all periods under review except the one-year period, which was higher than the investment performance of its benchmark index. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for Class A, the Institutional Class, and Class R6, equal to the median net operating expense ratios of the expense Groups for Class R, and in range of the median net operating expense ratios of the expense Groups for the Administrator Class. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A and Class C shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for all share classes except the Institutional Class and Class R6, which were in range of the sum of these average rates for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

36 | Allspring Large Cap Core Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Large Cap Core Fund | 37

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38 | Allspring Large Cap Core Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-08072023-w1hh7pv7 09-23
AR4314 07-23

Allspring Large Cap Growth Fund
Annual Report
July 31, 2023

The views expressed and any forward-looking statements are as of July 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Large Cap Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Large Cap Growth Fund for the 12-month period that ended July 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 13.02%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.41%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 8.35%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -3.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 2.45%, the Bloomberg Municipal Bond Index6 gained 0.93%, and the ICE BofA U.S. High Yield Index7 returned 4.24%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with historically high annual inflation, which topped 9% in the eurozone and remained above 8% in the U.S., despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices in August 2022. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Large Cap Growth Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Large Cap Growth Fund | 3

Letter to shareholders (unaudited)
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Large Cap Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Large Cap Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA, David Nazaret, CFA*, Thomas C. Ognar, CFA

Average annual total returns (%) as of July 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (STAFX)	7-30-2010	9.20	8.58	11.33	15.86	9.87	11.99	1.17	1.07
Class C (STOFX)	7-30-2010	14.00	9.03	11.31	15.00	9.03	11.31	1.92	1.82
Class R6 (STFFX)	11-30-2012	–	–	–	16.37	10.32	12.47	0.74	0.65
Administrator Class (STDFX)	7-30-2010	–	–	–	16.00	9.99	12.12	1.09	0.95
Institutional Class (STNFX)	7-30-2010	–	–	–	16.24	10.21	12.36	0.84	0.75
Russell 1000® Growth Index[3]	–	–	–	–	17.31	15.23	15.53	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.07% for Class A, 1.82% for Class C, 0.65% for Class R6, 0.95% for Administrator Class and 0.75% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

*	Mr. Nazaret became a portfolio manager of the Fund on May 16, 2023.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Large Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Large Cap Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2023.
•The Fund’s performance was inhibited by holdings within the financials and health care sectors.
•Holdings within industrials, materials, and consumer discretionary contributed to relative performance for the period.
Equities rebounded strongly during the period.
Equities made a strong comeback after enduring losses during a rapid interest rate tightening cycle in 2022. The market rebound in 2023 has been led by growth equities and is supported by favorable inflation trends, a resilient consumer, and robust employment data. The economy showed resilience, overcoming a regional banking crisis and several high-profile bank failures. Investors cheered the possibility of the tightening cycle ending, leading to optimism and strong performance in the equity market during the first half of the calendar year. Overall, the economy appears relatively healthy and investors are looking ahead to a potential soft landing, which was not anticipated at the beginning of the year. This contributed to the equity market’s strength in the first half of 2023 as well as its overall strong performance during the full fiscal period.

Ten largest holdings (%) as of July 31, 2023[1]
Microsoft Corp.	10.07
Apple, Inc.	9.79
Amazon.com, Inc.	6.65
NVIDIA Corp.	5.53
Meta Platforms, Inc. Class A	3.99
Alphabet, Inc. Class A	3.58
Mastercard, Inc. Class A	3.54
Linde PLC	2.60
Visa, Inc. Class A	2.27
Microchip Technology, Inc.	2.26

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Financials and health care stocks hindered relative performance.
The shift in interest rate expectations drove sentiment away from financial services stocks. While we don’t own banks, our overweight to financials, mainly in payments and exchanges, lagged. PayPal Holdings* and fixed income electronic trading platform Tradeweb Markets* were leading detractors during the period. PayPal is seeing slower growth with the market rerating its shares as a more mature payments company. Tradeweb Markets declined on lower volume, some of which was attributable to the banking turmoil that moved trading volume offline during a period of significant stress as banks worked to offload losses.
Health care, a more defensive segment of the market, lagged during the period. Edwards Lifesciences*  and Horizon Therapeutics*  were underperformers. Edwards Lifesciences, a medical device company that focuses on transcatheter aortic valve replacement (TAVR), a minimally invasive surgical procedure to replace diseased aortic valves, reported TAVR numbers that underperformed across multiple quarters. Horizon Therapeutics has 12 medicines on the market, but lackluster results from its main drug, Tepezza, led to a decline even after the firm agreed to be acquired by Amgen.

Sector allocation as of July 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Holdings within industrials, materials, and consumer discretionary contributed to relative performance for the period.
Industrial stocks contributed, with Copart, the leader in online car auctions for vehicles, leading the way with gains of 38% during the period. We believe the company’s market-leading position should enable it to sustain robust growth going forward.
Linde, the largest global industrial gas company, saw its shares rally 31% during the period and it was a key contributor to portfolio performance. Linde is a steady grower with a highly sustainable business built around long-term contracts. Within consumer discretionary, TJX Companies was a strong performer in the off-price retail category that is doing well in the current inflationary environment. Meta Platforms’ shift toward efficiency
*
This security was no longer held at the end of the reporting period.

8 | Allspring Large Cap Growth Fund

Performance highlights (unaudited)
and reduced spending led to a sharp rally in its shares. The portfolio’s overweight position aided performance.
We maintain a diversified and balanced approach with a focus on managing risk.
While overall market returns were strong during the period, the fiscal year was characterized by market narrowness, with mega-cap technology firms dominating returns. The problem is particularly acute within the large-cap growth segment where the top seven stocks in the Russell 1000® Growth Index now make up 45% of the index. Many are world-class companies that earn their way into the portfolio, but an improvement in market breadth would benefit our diversified approach. Valuation outside of the mega-cap group is generally more attractive.
The economy appears to be on solid footing, but there are plenty of risks and uncertainties that investors need to contend with going forward, including a reversal of the trends of rising interest rates and persistently high inflation. Corporate earnings have been revised down, but enthusiasm for artificial intelligence and the ongoing infrastructure buildout phase can provide additional growth opportunities. It’s far too early to forecast winners and losers, but companies that provide the infrastructure-enabling computing power, including data centers, are already showing a tangible impact on their businesses.
Overall, we are constructive on the markets, but in this mega-cap-dominated environment, it’s been easy for investors to deemphasize diversification, portfolio construction, and risk management. We expect a renewed focus on those attributes that will show the benefits of our balanced and diversified approach to navigating a less-certain environment ahead.

Allspring Large Cap Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2023 to July 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2023	Ending account value 7-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,208.09	$5.75	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Class C
Actual	$1,000.00	$1,203.51	$9.94	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10	1.82%
Class R6
Actual	$1,000.00	$1,210.78	$3.56	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,209.01	$5.20	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,209.92	$4.11	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Large Cap Growth Fund

Portfolio of investments—July 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 99.77%
Communication services: 10.73%
Entertainment: 1.24%
Netflix, Inc.†	18,995	$8,338,235
Interactive media & services: 9.49%
Alphabet, Inc. Class A†	181,796	24,127,965
Alphabet, Inc. Class C†	97,293	12,950,671
Meta Platforms, Inc. Class A†	84,558	26,940,179
		64,018,815
Consumer discretionary: 17.22%
Automobile components: 0.49%
Mobileye Global, Inc. Class A†	87,090	3,325,096
Broadline retail: 7.19%
Amazon.com, Inc.†	335,574	44,859,532
MercadoLibre, Inc.†	2,958	3,662,152
		48,521,684
Hotels, restaurants & leisure: 2.29%
Chipotle Mexican Grill, Inc. Class A†	5,106	10,019,402
Starbucks Corp.	53,440	5,427,901
		15,447,303
Specialty retail: 5.80%
AutoZone, Inc.†	2,042	5,067,672
Home Depot, Inc.	9,695	3,236,579
O’Reilly Automotive, Inc.†	8,338	7,719,237
TJX Cos., Inc.	154,971	13,409,641
Ulta Beauty, Inc.†	21,786	9,690,413
		39,123,542
Textiles, apparel & luxury goods: 1.45%
lululemon athletica, Inc.†	11,959	4,526,840
NIKE, Inc. Class B	47,608	5,255,447
		9,782,287
Consumer staples: 0.86%
Beverages: 0.67%
Constellation Brands, Inc. Class A	16,475	4,494,380
Personal care products: 0.19%
Estee Lauder Cos., Inc. Class A	7,298	1,313,640
Financials: 8.84%
Capital markets: 3.03%
BlackRock, Inc.	10,109	7,469,035
Intercontinental Exchange, Inc.	18,047	2,071,796
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 11

Portfolio of investments—July 31, 2023

	Shares	Value
Capital markets (continued)
Moody’s Corp.	3,787	$1,335,864
S&P Global, Inc.	24,306	9,588,960
		20,465,655
Financial services: 5.81%
Mastercard, Inc. Class A	60,508	23,857,094
Visa, Inc. Class A	64,577	15,351,890
		39,208,984
Health care: 10.85%
Biotechnology: 2.38%
Alnylam Pharmaceuticals, Inc.†	25,388	4,960,815
Seagen, Inc.†	10,653	2,043,033
Vertex Pharmaceuticals, Inc.†	25,627	9,029,417
		16,033,265
Health care equipment & supplies: 4.43%
Boston Scientific Corp.†	256,597	13,304,554
Hologic, Inc.†	34,246	2,719,817
Intuitive Surgical, Inc.†	17,364	5,632,882
Stryker Corp.	29,121	8,253,183
		29,910,436
Health care providers & services: 0.82%
Cardinal Health, Inc.	60,533	5,536,953
Health care technology: 1.35%
Veeva Systems, Inc. Class A†	44,551	9,098,205
Life sciences tools & services: 0.51%
Agilent Technologies, Inc.	28,217	3,435,984
Pharmaceuticals: 1.36%
Eli Lilly & Co.	13,628	6,194,607
Zoetis, Inc.	15,819	2,975,396
		9,170,003
Industrials: 6.85%
Aerospace & defense: 0.65%
TransDigm Group, Inc.	4,869	4,380,737
Air freight & logistics: 1.02%
United Parcel Service, Inc. Class B	36,773	6,881,332
Commercial services & supplies: 1.87%
Copart, Inc.†	142,995	12,639,328
Ground transportation: 2.24%
Uber Technologies, Inc.†	305,279	15,099,099
The accompanying notes are an integral part of these financial statements.
12 | Allspring Large Cap Growth Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Machinery: 1.07%
Fortive Corp.	91,829	$7,194,802
Information technology: 40.54%
Communications equipment: 0.61%
Arista Networks, Inc.†	26,450	4,102,130
Semiconductors & semiconductor equipment: 10.81%
Advanced Micro Devices, Inc.†	107,723	12,323,511
Marvell Technology, Inc.	97,946	6,379,223
Microchip Technology, Inc.	162,065	15,224,386
NVIDIA Corp.	79,862	37,318,714
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	17,215	1,706,868
		72,952,702
Software: 19.33%
Adobe, Inc.†	4,803	2,623,255
Crowdstrike Holdings, Inc. Class A†	51,075	8,256,785
Intuit, Inc.	14,613	7,477,472
Microsoft Corp.	202,162	67,910,259
Oracle Corp.	94,833	11,117,273
Palo Alto Networks, Inc.†	43,014	10,751,779
Salesforce, Inc.†	20,530	4,619,455
ServiceNow, Inc.†	15,243	8,886,669
VMware, Inc. Class A†	9,000	1,418,670
Workday, Inc. Class A†	30,887	7,324,234
		130,385,851
Technology hardware, storage & peripherals: 9.79%
Apple, Inc.	336,102	66,027,238
Materials: 2.60%
Chemicals: 2.60%
Linde PLC	44,856	17,523,893
Real estate: 1.28%
Real estate management & development: 0.61%
CoStar Group, Inc.†	49,023	4,116,461
Specialized REITs : 0.67%
Equinix, Inc.	5,568	4,509,635
Total common stocks (Cost $281,946,034)		673,037,675
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 13

Portfolio of investments—July 31, 2023

		Yield	Shares	Value
Short-term investments: 0.36%
Investment companies: 0.36%
Allspring Government Money Market Fund Select Class♠∞		5.19%	2,449,356	$2,449,356
Total short-term investments (Cost $2,449,356)				2,449,356
Total investments in securities (Cost $284,395,390)	100.13%			675,487,031
Other assets and liabilities, net	(0.13)			(909,623)
Total net assets	100.00%			$674,577,408

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$13,554,667	$194,268,735	$(205,374,046)	$0	$0	$2,449,356	2,449,356	$477,559
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	404,600	(404,640)	40	0	0	0	233 [1]
				$40	$0	$2,449,356		$477,792

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Large Cap Growth Fund

Statement of assets and liabilities—July 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $281,946,034)	$673,037,675
Investments in affiliated securities, at value (cost $2,449,356)	2,449,356
Receivable for Fund shares sold	251,051
Receivable for dividends	62,270
Prepaid expenses and other assets	72,095
Total assets	675,872,447
Liabilities
Payable for Fund shares redeemed	584,038
Management fee payable	322,905
Shareholder servicing fees payable	122,094
Administration fees payable	99,464
Distribution fees payable	1,834
Accrued expenses and other liabilities	164,704
Total liabilities	1,295,039
Total net assets	$674,577,408
Net assets consist of
Paid-in capital	$179,006,901
Total distributable earnings	495,570,507
Total net assets	$674,577,408
Computation of net asset value and offering price per share
Net assets–Class A	$516,771,157
Shares outstanding–Class A1	13,205,107
Net asset value per share–Class A	$39.13
Maximum offering price per share – Class A2	$41.52
Net assets–Class C	$3,109,724
Shares outstanding–Class C1	100,721
Net asset value per share–Class C	$30.87
Net assets–Class R6	$57,582,909
Shares outstanding–Class R6[1]	1,356,407
Net asset value per share–Class R6	$42.45
Net assets–Administrator Class	$62,058,785
Shares outstanding–Administrator Class[1]	1,541,424
Net asset value per share–Administrator Class	$40.26
Net assets–Institutional Class	$35,054,833
Shares outstanding–Institutional Class[1]	835,341
Net asset value per share–Institutional Class	$41.96
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 15

Statement of operations—year ended July 31, 2023
Statement of operations
Investment income
Dividends	$5,723,322
Income from affiliated securities	477,722
Interest	346
Total investment income	6,201,390
Expenses
Management fee	5,116,664
Administration fees
Class A	959,114
Class C	5,406
Class R	3,977 [1]
Class R4	11 [2]
Class R6	55,727
Administrator Class	72,310
Institutional Class	45,212
Shareholder servicing fees
Class A	1,145,755
Class C	6,302
Class R	4,414 [1]
Class R4	14 [2]
Administrator Class	138,913
Distribution fees
Class C	18,908
Class R	4,414 [1]
Custody and accounting fees	35,445
Professional fees	59,411
Registration fees	91,367
Shareholder report expenses	60,669
Trustees’ fees and expenses	21,021
Other fees and expenses	22,525
Total expenses	7,867,579
Less: Fee waivers and/or expense reimbursements
Fund-level	(739,168)
Class A	(145,107)
Class R6	(19,870)
Administrator Class	(33,982)
Institutional Class	(3,787)
Net expenses	6,925,665
Net investment loss	(724,275)
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
2  For the period from August 1, 2022 to June 16, 2023. The class was closed at the close of business on June 16, 2023 and is no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Large Cap Growth Fund

Statement of operations—year ended July 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$108,891,390
Affiliated securities	40
Net realized gains on investments	108,891,430
Net change in unrealized gains (losses) on investments	(2,297,272)
Net realized and unrealized gains (losses) on investments	106,594,158
Net increase in net assets resulting from operations	$105,869,883
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2023		Year ended July 31, 2022
Operations
Net investment loss		$(724,275)		$(4,018,264)
Net realized gains on investments		108,891,430		129,735,058
Net change in unrealized gains (losses) on investments		(2,297,272)		(357,443,950)
Net increase (decrease) in net assets resulting from operations		105,869,883		(231,727,156)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(44,292,446)		(94,969,340)
Class C		(313,544)		(885,940)
Class R		(216,039)[1]		(440,556)
Class R4		(1,433)[2]		(2,756)
Class R6		(19,033,722)		(47,295,062)
Administrator Class		(5,257,541)		(11,436,683)
Institutional Class		(3,236,556)		(11,138,623)
Total distributions to shareholders		(72,351,281)		(166,168,960)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	345,590	11,769,274	208,098	9,675,849
Class C	31,434	905,859	14,823	602,775
Class R	7,149 [1]	234,197 [1]	24,867	948,090
Class R6	704,748	26,485,348	279,638	13,594,825
Administrator Class	42,005	1,506,022	44,131	1,918,024
Institutional Class	124,960	4,416,225	303,730	16,712,575
		45,316,925		43,452,138
Reinvestment of distributions
Class A	1,378,122	43,052,457	1,893,114	92,137,889
Class C	12,658	313,544	22,198	885,940
Class R	7,146 [1]	209,670 [1]	8,564	394,893
Class R4	43 [2]	1,433 [2]	54	2,756
Class R6	543,092	18,356,494	873,534	45,458,706
Administrator Class	163,684	5,257,541	229,215	11,426,420
Institutional Class	93,398	3,123,225	196,289	10,126,530
		70,314,364		160,433,134
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
2 For the period from August 1, 2022 to June 16, 2023. The class was closed at the close of business on June 16, 2023 and is no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Large Cap Growth Fund

Statement of changes in net assets

	Year ended July 31, 2023		Year ended July 31, 2022
	Shares		Shares
Payment for shares redeemed
Class A	(1,616,026)	$(55,221,209)	(1,510,134)	$(67,884,626)
Class C	(47,961)	(1,356,642)	(68,591)	(2,691,286)
Class R	(89,296)[1]	(3,152,620)[1]	(14,112)	(558,622)
Class R4	(450)[2]	(18,118)[2]	0	0
Class R6	(5,257,486)	(207,776,674)	(2,266,673)	(110,291,919)
Administrator Class	(223,892)	(7,890,925)	(241,347)	(11,229,775)
Institutional Class	(476,175)	(17,057,394)	(754,103)	(34,467,686)
		(292,473,582)		(227,123,914)
Net decrease in net assets resulting from capital share transactions		(176,842,293)		(23,238,642)
Total decrease in net assets		(143,323,691)		(421,134,758)
Net assets
Beginning of period		817,901,099		1,239,035,857
End of period		$674,577,408		$817,901,099
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
2  For the period from August 1, 2022 to June 16, 2023. The class was closed at the close of business on June 16, 2023 and is no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$37.58	$55.05	$49.63	$44.23	$52.01
Net investment loss	(0.08)[1]	(0.24)[1]	(0.25)	(0.11)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	5.15	(9.43)	12.60	9.66	3.47
Total from investment operations	5.07	(9.67)	12.35	9.55	3.44
Distributions to shareholders from
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)
Net asset value, end of period	$39.13	$37.58	$55.05	$49.63	$44.23
Total return[2]	15.86%	(20.79)%	27.25%	23.51%	11.00%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.17%	1.17%	1.18%	1.18%
Net expenses	1.06%	1.04%	1.05%	1.05%	1.07%
Net investment loss	(0.24)%	(0.52)%	(0.53)%	(0.24)%	(0.07)%
Supplemental data
Portfolio turnover rate	51%	43%	39%	34%	43%
Net assets, end of period (000s omitted)	$516,771	$492,177	$688,523	$587,771	$529,110

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$30.66	$46.65	$43.32	$39.41	$47.97
Net investment loss	(0.28)[1]	(0.49)[1]	(0.56)[1]	(0.38)[1]	(0.32)[1]
Net realized and unrealized gains (losses) on investments	4.01	(7.70)	10.82	8.44	2.98
Total from investment operations	3.73	(8.19)	10.26	8.06	2.66
Distributions to shareholders from
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)
Net asset value, end of period	$30.87	$30.66	$46.65	$43.32	$39.41
Total return[2]	15.00%	(21.42)%	26.28%	22.57%	10.17%
Ratios to average net assets (annualized)
Gross expenses	1.91%	1.92%	1.92%	1.93%	1.93%
Net expenses	1.82%	1.82%	1.82%	1.82%	1.82%
Net investment loss	(1.00)%	(1.29)%	(1.29)%	(1.00)%	(0.80)%
Supplemental data
Portfolio turnover rate	51%	43%	39%	34%	43%
Net assets, end of period (000s omitted)	$3,110	$3,207	$6,351	$9,918	$11,504

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$40.28	$58.26	$51.95	$46.06	$53.49
Net investment income (loss)	0.09 [1]	(0.06)[1]	(0.08)[1]	0.08 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	5.60	(10.12)	13.32	10.09	3.65
Total from investment operations	5.69	(10.18)	13.24	10.17	3.81
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.13)	(0.02)
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)
Total distributions to shareholders	(3.52)	(7.80)	(6.93)	(4.28)	(11.24)
Net asset value, end of period	$42.45	$40.28	$58.26	$51.95	$46.06
Total return	16.37%	(20.49)%	27.76%	24.03%	11.46%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.74%	0.74%	0.75%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	0.24%	(0.13)%	(0.13)%	0.17%	0.35%
Supplemental data
Portfolio turnover rate	51%	43%	39%	34%	43%
Net assets, end of period (000s omitted)	$57,583	$216,150	$377,470	$327,584	$326,990

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.51	$56.18	$50.47	$44.87	$52.54
Net investment income (loss)	(0.05)[1]	(0.20)	(0.23)	(0.07)	0.02
Net realized and unrealized gains (losses) on investments	5.32	(9.67)	12.87	9.83	3.53
Total from investment operations	5.27	(9.87)	12.64	9.76	3.55
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	0.00
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)
Total distributions to shareholders	(3.52)	(7.80)	(6.93)	(4.16)	(11.22)
Net asset value, end of period	$40.26	$38.51	$56.18	$50.47	$44.87
Total return	16.00%	(20.72)%	27.38%	23.63%	11.14%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.09%	1.09%	1.10%	1.10%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.13)%	(0.42)%	(0.43)%	(0.14)%	0.05%
Supplemental data
Portfolio turnover rate	51%	43%	39%	34%	43%
Net assets, end of period (000s omitted)	$62,059	$60,062	$85,825	$79,334	$67,158

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$39.90	$57.83	$51.67	$45.84	$53.31
Net investment income (loss)	0.03 [1]	(0.11)[1]	(0.12)[1]	0.03 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	5.55	(10.02)	13.21	10.04	3.63
Total from investment operations	5.58	(10.13)	13.09	10.07	3.75
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.09)	0.00
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)
Total distributions to shareholders	(3.52)	(7.80)	(6.93)	(4.24)	(11.22)
Net asset value, end of period	$41.96	$39.90	$57.83	$51.67	$45.84
Total return	16.24%	(20.57)%	27.61%	23.89%	11.37%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.84%	0.84%	0.85%	0.85%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	0.08%	(0.22)%	(0.23)%	0.07%	0.26%
Supplemental data
Portfolio turnover rate	51%	43%	39%	34%	43%
Net assets, end of period (000s omitted)	$35,055	$43,622	$77,917	$72,681	$80,194

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
24 | Allspring Large Cap Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund. Additionally, all existing Class R4 shares of the Fund were fully redeemed at the close of business on June 16, 2023 and the class was closed and is no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles.
Allspring Large Cap Growth Fund | 25

Notes to financial statements
Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2023, the aggregate cost of all investments for federal income tax purposes was $286,382,633 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$389,292,584
Gross unrealized losses	(188,186)
Net unrealized gains	$389,104,398
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At July 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(1,466,978)	$1,466,978
As of July 31, 2023, the Fund had a qualified late-year ordinary loss of $1,046,290 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
26 | Allspring Large Cap Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$72,357,050	$0	$0	$72,357,050
Consumer discretionary	116,199,912	0	0	116,199,912
Consumer staples	5,808,020	0	0	5,808,020
Financials	59,674,639	0	0	59,674,639
Health care	73,184,846	0	0	73,184,846
Industrials	46,195,298	0	0	46,195,298
Information technology	273,467,921	0	0	273,467,921
Materials	17,523,893	0	0	17,523,893
Real estate	8,626,096	0	0	8,626,096
Short-term investments
Investment companies	2,449,356	0	0	2,449,356
Total assets	$675,487,031	$0	$0	$675,487,031
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2023, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Large Cap Growth Fund | 27

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Class R4	0.08
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023  to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.07%
Class C	1.82
Class R6	0.65
Administrator Class	0.95
Institutional Class	0.75
Distribution fees
The Trust has adopted a Distribution Plan for Class C and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2023, Allspring Funds Distributor received $1,525 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. Class R4 was charged a fee at an annual rate up to 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2023 were $374,840,426 and $608,361,772, respectively.
28 | Allspring Large Cap Growth Fund

Notes to financial statements
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:
	Year ended July 31
	2023	2022
Ordinary income	$0	$2,671,408
Long-term capital gain	72,351,281	163,497,552
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$107,527,808	$389,104,398	$(1,046,290)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Large Cap Growth Fund | 29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Cap Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 26, 2023
30 | Allspring Large Cap Growth Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $72,351,281 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Large Cap Growth Fund | 31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

32 | Allspring Large Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Large Cap Growth Fund | 33

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34 | Allspring Large Cap Growth Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Large Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Large Cap Growth Fund | 35

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review except the one-year period, which was higher than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 1000® Growth Index, for all periods under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the one-year period under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were higher than the median net operating expense ratios of the expense Groups for Class R, in range of the median net operating expense ratios of the expense Groups for Class A, the Administrator Class, the Institutional Class, and Class R6, and lower than the median net operating expense ratios of the expense Groups for Class R4.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for Class R4, in range of the sum of these average rates for the Fund’s expense Groups for Class R6 and the Institutional Class, and higher than the sum of these average rates for the Fund’s expense Groups for Class R, Class A, and the Administrator Class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

36 | Allspring Large Cap Growth Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Large Cap Growth Fund | 37

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38 | Allspring Large Cap Growth Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-08072023-j5sr9k7o 09-23
AR3354 07-23

Allspring Large Company Value Fund
Annual Report
July 31, 2023

The views expressed and any forward-looking statements are as of July 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Large Company Value Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Large Company Value Fund for the 12-month period that ended July 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 13.02%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.41%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 8.35%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -3.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 2.45%, the Bloomberg Municipal Bond Index6 gained 0.93%, and the ICE BofA U.S. High Yield Index7 returned 4.24%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with historically high annual inflation, which topped 9% in the eurozone and remained above 8% in the U.S., despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices in August 2022. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Large Company Value Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Large Company Value Fund | 3

Letter to shareholders (unaudited)
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Large Company Value Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Large Company Value Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Ryan Brown, CFA, Harindra de Silva, Ph.D. CFA

Average annual total returns (%) as of July 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WLCAX)	3-31-2008	-0.39	7.20	7.73	5.70	8.48	8.37	0.95	0.82
Class C (WFLVX)	3-31-2008	3.96	7.67	7.72	4.96	7.67	7.72	1.70	1.57
Class R6 (WTLVX)[3]	4-7-2017	–	–	–	6.12	8.92	8.82	0.53	0.40
Administrator Class (WWIDX)	12-31-2001	–	–	–	5.86	8.56	8.50	0.88	0.75
Institutional Class (WLCIX)	3-31-2008	–	–	–	6.09	8.84	8.76	0.63	0.50
Russell 1000® Value Index[4]	–	–	–	–	8.28	8.01	9.02	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.82% for Class A, 1.57% for Class C, 0.40% for Class R6, 0.75% for Administrator Class and
0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

6 | Allspring Large Company Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Large Company Value Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2023.
•The Fund’s underperformance was primarily due to a small-size tilt, driven by our intention to weight stocks according to their factor potential, which weighed on returns as the smallest-capitalization securities within the Russell 1000® Value Index significantly underperformed their mega-cap peers.
•Over the past year, another primary headwind was the Fund’s sector exposures. From a sector perspective, the underweight to communication services was the greatest detractor.
•Overweights to cash-flow-to-price and forward earnings contributed to performance.
U.S. stocks delivered strong results during the reporting period.
After one last episode of severe volatility in the third quarter of 2022, global equity markets made a great display of strength for three consecutive quarters as investors appeared to have shaken the uncertainty associated with the rising interest rate cycle that has dominated the past 12 months. Renewed optimism in equity valuations proliferated, along with mitigated concerns over inflation and rising rates, bringing the year-to-date return of the Russell 1000® Index* to 20.69% and its one-year return to nearly 12.95%.
Information technology (+27%), communication services (+20%), and industrials (+18%) were the best-performing sectors over the past year, while more interest-rate-sensitive sectors, such as real estate (-10%) and utilities (-7%) significantly underperformed the Russell 1000® Index. The largest stocks in the Russell 1000® Index outperformed the Index during the period, meaning that on average the smaller the company, the worse the return. The smallest 200 stocks in the Russell 1000® Index increased an average of+11% for the trailing 12 months, while the largest 200 increased+14%, a 3% difference.

Ten largest holdings (%) as of July 31, 2023[1]
Berkshire Hathaway, Inc. Class B	4.81
Bank of America Corp.	3.13
NextEra Energy, Inc.	2.62
3M Co.	2.49
Linde PLC	2.45
Prologis, Inc.	2.39
Marathon Petroleum Corp.	2.26
CME Group, Inc.	2.15
Microchip Technology, Inc.	2.13
Zoetis, Inc.	2.12

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Factor tilts toward attractive valuation and quality metrics detracted from performance, while sector allocations and small-size tilt slightly detracted.
Over the period, factor tilts toward sales-to-price and six-month momentum were the largest detractors from performance from a factor perspective. Overweight exposures to cash-flow-to-price and forward earnings were the largest factor contributors to the Fund’s performance. The Fund is fairly neutral to economic sectors, and the investment team does not select sectors. However, the Fund’s underweights to communication services and industrials detracted roughly 53 basis points (bps; 100 bps equal 1.00%). This was slightly offset by the Fund’s allocation to the consumer staples sector, which added approximately 10 bps.

Sector allocation as of July 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
*
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

8 | Allspring Large Company Value Fund

Performance highlights (unaudited)
Going forward, our investment philosophy and process remain the same.
The investment philosophy employed in our value-equity strategy is based on the belief that security returns are predictable, based on common fundamental factors, and that market inefficiencies caused by patterns of investor behavior and economic change may be exploited to earn an excess return. The Fund’s stock-selection model uses more than 70 fundamental, technical, and proprietary factors to build a diversified portfolio that we believe is well positioned to generate excess returns over a three-to-five-year market cycle.
Our process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this belief holds going forward, we expect the Fund to potentially benefit from being properly positioned toward stocks with characteristics favored by investors over the long term. We continue to focus on companies with above-average quality metrics, such as stocks with strong profit margins and return on assets. In addition, we continue to emphasize stocks with certain attractive valuation characteristics, such as above-average cash-flow-to-price ratios and dividend yields. Finally, we will continue to deemphasize risk, as typified by companies with above-average volatility of analyst earnings expectations.

Allspring Large Company Value Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2023 to July 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2023	Ending account value 7-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,021.91	$3.91	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91	0.78%
Class C
Actual	$1,000.00	$1,017.93	$7.91	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90	1.58%
Class R6
Actual	$1,000.00	$1,023.78	$2.01	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Administrator Class
Actual	$1,000.00	$1,022.73	$3.76	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$1,024.08	$2.51	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Large Company Value Fund

Portfolio of investments—July 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 97.74%
Communication services: 2.76%
Diversified telecommunication services: 0.83%
AT&T, Inc.	54,726	$794,621
Verizon Communications, Inc.	31,345	1,068,238
		1,862,859
Entertainment: 0.71%
Netflix, Inc.†	3,292	1,445,090
Walt Disney Co.†	1,680	149,335
		1,594,425
Interactive media & services: 0.56%
Alphabet, Inc. Class A†	9,295	1,233,632
Alphabet, Inc. Class C†	264	35,141
		1,268,773
Wireless telecommunication services: 0.66%
T-Mobile U.S., Inc.†	10,790	1,486,538
Consumer discretionary: 6.35%
Hotels, restaurants & leisure: 3.58%
Caesars Entertainment, Inc.†	40,360	2,382,047
Marriott International, Inc. Class A	10,671	2,153,515
McDonald’s Corp.	10,609	3,110,559
Starbucks Corp.	4,072	413,593
		8,059,714
Household durables: 0.08%
M/I Homes, Inc.†	1,701	170,100
Specialty retail: 2.69%
Best Buy Co., Inc.	17,695	1,469,570
ODP Corp.†	76,557	3,818,663
O’Reilly Automotive, Inc.†	753	697,120
Upbound Group, Inc.	2,321	80,376
		6,065,729
Consumer staples: 8.80%
Consumer staples distribution & retail: 1.97%
Kroger Co.	2,644	128,604
Target Corp.	20,249	2,763,381
Walmart, Inc.	9,664	1,544,887
		4,436,872
Food products: 3.74%
General Mills, Inc.	25,297	1,890,698
J M Smucker Co.	12,109	1,824,221
Kraft Heinz Co.	49,843	1,803,320
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Fund | 11

Portfolio of investments—July 31, 2023

	Shares	Value
Food products (continued)
Mondelez International, Inc. Class A	23,236	$1,722,484
Tyson Foods, Inc. Class A	21,020	1,171,234
		8,411,957
Household products: 1.86%
Energizer Holdings, Inc.	16,686	595,690
Kimberly-Clark Corp.	5,629	726,704
Procter & Gamble Co.	18,379	2,872,638
		4,195,032
Personal care products: 0.56%
Estee Lauder Cos., Inc. Class A	6,800	1,224,000
Herbalife Ltd.†	1,936	31,441
		1,255,441
Tobacco: 0.67%
Altria Group, Inc.	33,193	1,507,626
Energy: 7.31%
Energy equipment & services: 0.12%
Schlumberger NV	4,487	261,772
Oil, gas & consumable fuels: 7.19%
Chesapeake Energy Corp.	14,536	1,225,966
Chevron Corp.	21,650	3,543,239
Exxon Mobil Corp.	1,865	200,003
Kinder Morgan, Inc.	22,214	393,410
Marathon Petroleum Corp.	38,308	5,095,730
ONEOK, Inc.	1,004	67,308
PBF Energy, Inc. Class A	35,590	1,688,390
Phillips 66	11,524	1,285,502
Pioneer Natural Resources Co.	3,030	683,780
Targa Resources Corp.	3,392	278,110
Williams Cos., Inc.	50,363	1,735,005
		16,196,443
Financials: 22.03%
Banks: 7.41%
Bank of America Corp.	220,433	7,053,856
Bank of NT Butterfield & Son Ltd.	14,594	468,905
Citigroup, Inc.	2,690	128,205
JPMorgan Chase & Co.	29,080	4,593,477
U.S. Bancorp	112,173	4,451,025
		16,695,468
Capital markets: 3.71%
BlackRock, Inc.	1,299	959,766
CME Group, Inc.	24,368	4,848,257
Intercontinental Exchange, Inc.	4,132	474,354
The accompanying notes are an integral part of these financial statements.
12 | Allspring Large Company Value Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Capital markets (continued)
KKR & Co., Inc.	1,238	$73,512
S&P Global, Inc.	5,066	1,998,588
		8,354,477
Consumer finance: 0.90%
PROG Holdings, Inc.†	49,800	2,020,884
Financial services: 6.14%
Berkshire Hathaway, Inc. Class B†	30,740	10,819,250
StoneCo Ltd. Class A†	178,330	2,584,002
Visa, Inc. Class A	1,739	413,413
		13,816,665
Insurance: 3.87%
Arthur J Gallagher & Co.	21,944	4,713,571
Chubb Ltd.	9,202	1,880,981
Progressive Corp.	16,759	2,111,299
		8,705,851
Health care: 15.27%
Biotechnology: 3.67%
ACADIA Pharmaceuticals, Inc.†	16,464	481,407
Alkermes PLC†	36,399	1,065,763
Amgen, Inc.	669	156,646
Catalyst Pharmaceuticals, Inc.†	18,973	262,397
Gilead Sciences, Inc.	7,064	537,853
Halozyme Therapeutics, Inc.†	33,831	1,453,380
Incyte Corp.†	46,947	2,991,463
Myriad Genetics, Inc.†	11,434	255,550
Neurocrine Biosciences, Inc.†	2,889	294,360
Regeneron Pharmaceuticals, Inc.†	449	333,117
TG Therapeutics, Inc.†	20,477	423,669
		8,255,605
Health care equipment & supplies: 2.70%
Baxter International, Inc.	712	32,204
Inmode Ltd.†	11,589	497,284
Integra LifeSciences Holdings Corp.†	4,394	199,795
Intuitive Surgical, Inc.†	12,391	4,019,641
Medtronic PLC	11,732	1,029,600
Stryker Corp.	1,091	309,200
		6,087,724
Health care providers & services: 4.83%
Cigna Group	4,801	1,416,775
CVS Health Corp.	17,937	1,339,715
Elevance Health, Inc.	4,702	2,217,604
HCA Healthcare, Inc.	7,038	1,920,037
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Fund | 13

Portfolio of investments—July 31, 2023

	Shares	Value
Health care providers & services (continued)
Humana, Inc.	6,893	$3,148,929
Progyny, Inc.†	19,997	835,075
		10,878,135
Life sciences tools & services: 0.50%
Charles River Laboratories International, Inc.†	2,899	607,457
Medpace Holdings, Inc.†	2,065	522,796
		1,130,253
Pharmaceuticals: 3.57%
Bristol-Myers Squibb Co.	19,371	1,204,682
Johnson & Johnson	1,339	224,323
Pfizer, Inc.	33,940	1,223,876
Viatris, Inc.	56,058	590,291
Zoetis, Inc.	25,430	4,783,129
		8,026,301
Industrials: 12.88%
Aerospace & defense: 0.50%
General Dynamics Corp.	1,207	269,861
Lockheed Martin Corp.	1,932	862,387
		1,132,248
Air freight & logistics: 1.83%
FedEx Corp.	6,868	1,854,017
United Parcel Service, Inc. Class B	12,156	2,274,752
		4,128,769
Building products: 0.35%
Carrier Global Corp.	4,272	254,398
Johnson Controls International PLC	7,589	527,815
		782,213
Commercial services & supplies: 0.49%
Waste Management, Inc.	6,661	1,091,005
Construction & engineering: 0.46%
Quanta Services, Inc.	5,182	1,044,795
Electrical equipment: 0.55%
Emerson Electric Co.	6,080	555,408
EnerSys	6,229	674,725
		1,230,133
Ground transportation: 1.51%
CSX Corp.	67,826	2,259,962
Union Pacific Corp.	4,869	1,129,706
		3,389,668
The accompanying notes are an integral part of these financial statements.
14 | Allspring Large Company Value Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Industrial conglomerates: 3.13%
3M Co.	50,370	$5,616,255
General Electric Co.	12,534	1,431,884
		7,048,139
Machinery: 1.97%
Deere & Co.	9,230	3,965,208
Terex Corp.	7,557	443,067
Xylem, Inc.	280	31,570
		4,439,845
Passenger airlines: 1.80%
Delta Air Lines, Inc.	44,836	2,074,113
SkyWest, Inc.†	44,889	1,974,667
		4,048,780
Professional services: 0.12%
ASGN, Inc.†	806	61,514
Automatic Data Processing, Inc.	837	206,956
		268,470
Trading companies & distributors: 0.17%
Herc Holdings, Inc.	2,843	380,479
Information technology: 9.30%
Communications equipment: 0.34%
Cisco Systems, Inc.	8,612	448,168
Motorola Solutions, Inc.	1,028	294,656
Viasat, Inc.†	769	23,793
		766,617
IT services: 2.34%
Cognizant Technology Solutions Corp. Class A	2,420	159,792
DXC Technology Co.†	25,255	698,301
International Business Machines Corp.	30,605	4,412,629
		5,270,722
Semiconductors & semiconductor equipment: 5.35%
Analog Devices, Inc.	343	68,439
Applied Materials, Inc.	7,922	1,200,896
Diodes, Inc.†	19,099	1,804,664
Marvell Technology, Inc.	13,065	850,923
Microchip Technology, Inc.	50,958	4,786,995
QUALCOMM, Inc.	17,006	2,247,683
Skyworks Solutions, Inc.	9,589	1,096,694
		12,056,294
Software: 1.27%
Appfolio, Inc. Class A†	3,837	692,924
Gen Digital, Inc.	19,963	388,280
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Fund | 15

Portfolio of investments—July 31, 2023

	Shares	Value
Software (continued)
LiveRamp Holdings, Inc.†	24,596	$701,970
NCR Corp.†	13,294	357,343
Roper Technologies, Inc.	1,439	709,499
		2,850,016
Materials: 4.14%
Chemicals: 3.81%
Air Products & Chemicals, Inc.	9,860	3,010,554
Chemours Co.	1,160	42,897
Linde PLC	14,144	5,525,636
		8,579,087
Metals & mining: 0.33%
Freeport-McMoRan, Inc.	13,179	588,442
Newmont Corp.	3,777	162,109
		750,551
Real estate: 3.70%
Health care REITs: 1.03%
Healthcare Realty Trust, Inc. Class A	118,912	2,322,351
Industrial REITs : 2.39%
Prologis, Inc.	43,202	5,389,450
Residential REITs : 0.16%
American Homes 4 Rent Class A	9,439	353,774
Specialized REITs : 0.12%
Weyerhaeuser Co.	7,940	270,436
Utilities: 5.20%
Electric utilities: 5.04%
American Electric Power Co., Inc.	34,791	2,948,189
Duke Energy Corp.	12,449	1,165,476
NextEra Energy, Inc.	80,346	5,889,362
Southern Co.	18,474	1,336,409
		11,339,436
Gas utilities: 0.16%
Atmos Energy Corp.	2,991	364,034
Total common stocks (Cost $204,148,324)		220,041,956
The accompanying notes are an integral part of these financial statements.
16 | Allspring Large Company Value Fund

Portfolio of investments—July 31, 2023

		Yield	Shares	Value
Short-term investments: 1.87%
Investment companies: 1.87%
Allspring Government Money Market Fund Select Class♠∞		5.19%	4,216,993	$4,216,993
Total short-term investments (Cost $4,216,993)				4,216,993
Total investments in securities (Cost $208,365,317)	99.61%			224,258,949
Other assets and liabilities, net	0.39			866,893
Total net assets	100.00%			$225,125,842

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,030,286	$26,261,487	$(28,074,780)	$0	$0	$4,216,993	4,216,993	$201,342
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	927,750	(927,750)	0	0	0	0	391 [1]
				$0	$0	$4,216,993		$201,733

[1]	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	19	9-15-2023	$4,162,810	$4,383,775	$220,965	$0
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Fund | 17

Statement of assets and liabilities—July 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $204,148,324)	$220,041,956
Investments in affiliated securities, at value (cost $4,216,993)	4,216,993
Cash	76
Cash at broker segregated for futures contracts	721,000
Receivable for dividends	240,240
Receivable for Fund shares sold	43,343
Receivable for daily variation margin on open futures contracts	7,348
Prepaid expenses and other assets	95,117
Total assets	225,366,073
Liabilities
Payable for Fund shares redeemed	120,985
Shareholder servicing fees payable	45,326
Administration fees payable	36,275
Management fee payable	29,782
Distribution fee payable	1,624
Accrued expenses and other liabilities	6,239
Total liabilities	240,231
Total net assets	$225,125,842
Net assets consist of
Paid-in capital	$213,776,049
Total distributable earnings	11,349,793
Total net assets	$225,125,842
Computation of net asset value and offering price per share
Net assets–Class A	$207,544,538
Shares outstanding–Class A1	16,495,014
Net asset value per share–Class A	$12.58
Maximum offering price per share – Class A2	$13.35
Net assets–Class C	$2,404,568
Shares outstanding–Class C1	182,290
Net asset value per share–Class C	$13.19
Net assets–Class R6	$988,180
Shares outstanding–Class R6[1]	78,044
Net asset value per share–Class R6	$12.66
Net assets–Administrator Class	$9,469,910
Shares outstanding–Administrator Class[1]	741,718
Net asset value per share–Administrator Class	$12.77
Net assets–Institutional Class	$4,718,646
Shares outstanding–Institutional Class[1]	371,901
Net asset value per share–Institutional Class	$12.69
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Large Company Value Fund

Statement of operations—year ended July 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $2,060)	$4,884,157
Income from affiliated securities	202,757
Interest	25,642
Total investment income	5,112,556
Expenses
Management fee	878,139
Administration fees
Class A	421,138
Class C	5,444
Class R6	259
Administrator Class	12,879
Institutional Class	6,210
Shareholder servicing fees
Class A	503,461
Class C	6,506
Administrator Class	24,428
Distribution fee
Class C	19,520
Custody and accounting fees	17,540
Professional fees	60,233
Registration fees	70,957
Shareholder report expenses	46,154
Trustees’ fees and expenses	23,283
Other fees and expenses	19,823
Total expenses	2,115,974
Less: Fee waivers and/or expense reimbursements
Fund-level	(285,810)
Class A	(65,058)
Class C	(204)
Class R6	(82)
Administrator Class	(571)
Institutional Class	(403)
Net expenses	1,763,846
Net investment income	3,348,710
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Fund | 19

Statement of operations—year ended July 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$1,045,295
Futures contracts	568,334
Net realized gains on investments	1,613,629
Net change in unrealized gains (losses) on
Unaffiliated securities	7,422,784
Futures contracts	(305,218)
Net change in unrealized gains (losses) on investments	7,117,566
Net realized and unrealized gains (losses) on investments	8,731,195
Net increase in net assets resulting from operations	$12,079,905
The accompanying notes are an integral part of these financial statements.
20 | Allspring Large Company Value Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2023		Year ended July 31, 2022
Operations
Net investment income		$3,348,710		$3,172,177
Net realized gains (losses) on investments		1,613,629		(635,828)
Net change in unrealized gains (losses) on investments		7,117,566		(3,281,183)
Net increase (decrease) in net assets resulting from operations		12,079,905		(744,834)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,184,439)		(69,443,204)
Class C		(20,261)		(251,171)
Class R6		(17,837)		(86,276)
Administrator Class		(161,523)		(4,848,775)
Institutional Class		(90,710)		(1,377,309)
Total distributions to shareholders		(3,474,770)		(76,006,735)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	488,305	5,752,991	543,328	7,419,850
Class C	76,220	948,225	134,741	1,741,851
Class R6	36,743	443,010	109,779	1,464,312
Administrator Class	25,741	310,501	33,271	527,147
Institutional Class	119,580	1,448,377	152,312	2,120,636
		8,903,104		13,273,796
Reinvestment of distributions
Class A	274,347	3,121,115	5,322,527	67,769,743
Class C	1,701	20,261	18,878	251,171
Class R6	1,556	17,837	6,739	86,178
Administrator Class	13,196	152,196	367,797	4,755,104
Institutional Class	7,895	90,710	107,135	1,377,163
		3,402,119		74,239,359
Payment for shares redeemed
Class A	(1,606,897)	(19,031,181)	(1,973,957)	(27,390,524)
Class C	(77,626)	(971,262)	(22,460)	(319,335)
Class R6	(29,409)	(347,088)	(60,314)	(772,823)
Administrator Class	(157,950)	(1,906,201)	(463,319)	(5,873,746)
Institutional Class	(135,999)	(1,630,783)	(112,541)	(1,495,683)
		(23,886,515)		(35,852,111)
Net increase (decrease) in net assets resulting from capital share transactions		(11,581,292)		51,661,044
Total decrease in net assets		(2,976,157)		(25,090,525)
Net assets
Beginning of period		228,101,999		253,192,524
End of period		$225,125,842		$228,101,999
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.10	$17.25	$12.31	$12.92	$14.46
Net investment income	0.18 [1]	0.17	0.19	0.20	0.24
Net realized and unrealized gains (losses) on investments	0.49	(0.06)	5.20	(0.53)	(0.15)
Total from investment operations	0.67	0.11	5.39	(0.33)	0.09
Distributions to shareholders from
Net investment income	(0.19)	(0.18)	(0.19)	(0.21)	(0.25)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)
Total distributions to shareholders	(0.19)	(5.26)	(0.45)	(0.28)	(1.63)
Net asset value, end of period	$12.58	$12.10	$17.25	$12.31	$12.92
Total return[2]	5.70%	(0.51)%	44.41%	(2.49)%	1.44%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.94%	0.96%	0.99%	0.97%
Net expenses	0.81%	0.81%	0.81%	0.82%	0.83%
Net investment income	1.52%	1.28%	1.23%	1.63%	1.84%
Supplemental data
Portfolio turnover rate	476%	365%	488%	366%	221%
Net assets, end of period (000s omitted)	$207,545	$209,748	$231,930	$174,028	$196,075

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Large Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.67	$17.84	$12.75	$13.34	$14.81
Net investment income	0.09 [1]	0.08 [1]	0.07 [1]	0.12 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	0.53	(0.09)	5.40	(0.56)	(0.15)
Total from investment operations	0.62	(0.01)	5.47	(0.44)	0.01
Distributions to shareholders from
Net investment income	(0.10)	(0.08)	(0.12)	(0.08)	(0.10)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)
Total distributions to shareholders	(0.10)	(5.16)	(0.38)	(0.15)	(1.48)
Net asset value, end of period	$13.19	$12.67	$17.84	$12.75	$13.34
Total return[2]	4.96%	(1.30)%	43.33%	(3.27)%	0.76%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.69%	1.70%	1.74%	1.71%
Net expenses	1.58%	1.58%	1.58%	1.58%	1.58%
Net investment income	0.76%	0.59%	0.47%	0.92%	1.15%
Supplemental data
Portfolio turnover rate	476%	365%	488%	366%	221%
Net assets, end of period (000s omitted)	$2,405	$2,307	$907	$482	$966

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.18	$17.33	$12.37	$13.04	$14.59
Net investment income	0.23 [1]	0.24 [1]	0.25	0.30	0.30
Net realized and unrealized gains (losses) on investments	0.49	(0.07)	5.22	(0.57)	(0.14)
Total from investment operations	0.72	0.17	5.47	(0.27)	0.16
Distributions to shareholders from
Net investment income	(0.24)	(0.24)	(0.25)	(0.33)	(0.33)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)
Total distributions to shareholders	(0.24)	(5.32)	(0.51)	(0.40)	(1.71)
Net asset value, end of period	$12.66	$12.18	$17.33	$12.37	$13.04
Total return	6.12%	(0.10)%	44.94%	(2.09)%	1.92%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.51%	0.53%	0.58%	0.55%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.91%	1.79%	1.65%	1.69%	2.26%
Supplemental data
Portfolio turnover rate	476%	365%	488%	366%	221%
Net assets, end of period (000s omitted)	$988	$842	$224	$151	$20

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
24 | Allspring Large Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.27	$17.42	$12.44	$13.06	$14.59
Net investment income	0.19 [1]	0.19	0.20	0.22	0.26
Net realized and unrealized gains (losses) on investments	0.51	(0.08)	5.24	(0.54)	(0.14)
Total from investment operations	0.70	0.11	5.44	(0.32)	0.12
Distributions to shareholders from
Net investment income	(0.20)	(0.18)	(0.20)	(0.23)	(0.27)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)
Total distributions to shareholders	(0.20)	(5.26)	(0.46)	(0.30)	(1.65)
Net asset value, end of period	$12.77	$12.27	$17.42	$12.44	$13.06
Total return	5.86%	(0.49)%	44.36%	(2.41)%	1.61%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.85%	0.88%	0.91%	0.89%
Net expenses	0.74%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.59%	1.31%	1.30%	1.71%	1.93%
Supplemental data
Portfolio turnover rate	476%	365%	488%	366%	221%
Net assets, end of period (000s omitted)	$9,470	$10,564	$16,080	$11,813	$13,854

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Fund | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.20	$17.35	$12.38	$13.04	$14.58
Net investment income	0.22 [1]	0.23 [1]	0.22	0.26	0.29 [1]
Net realized and unrealized gains (losses) on investments	0.50	(0.08)	5.25	(0.55)	(0.14)
Total from investment operations	0.72	0.15	5.47	(0.29)	0.15
Distributions to shareholders from
Net investment income	(0.23)	(0.22)	(0.24)	(0.30)	(0.31)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)
Total distributions to shareholders	(0.23)	(5.30)	(0.50)	(0.37)	(1.69)
Net asset value, end of period	$12.69	$12.20	$17.35	$12.38	$13.04
Total return	6.09%	(0.22)%	44.84%	(2.20)%	1.86%
Ratios to average net assets (annualized)
Gross expenses	0.64%	0.61%	0.63%	0.66%	0.63%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.83%	1.61%	1.56%	1.96%	2.14%
Supplemental data
Portfolio turnover rate	476%	365%	488%	366%	221%
Net assets, end of period (000s omitted)	$4,719	$4,641	$4,051	$2,142	$2,948

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
26 | Allspring Large Company Value Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund  is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in
Allspring Large Company Value Fund | 27

Notes to financial statements
the Statement of Assets and Liabilities. Should the Fund  fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2023, the aggregate cost of all investments for federal income tax purposes was $211,756,114 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$14,200,765
Gross unrealized losses	(1,476,965)
Net unrealized gains	$12,723,800
As of July 31, 2023, the Fund had capital loss carryforwards which consist of $1,572,191 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
28 | Allspring Large Company Value Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$6,212,595	$0	$0	$6,212,595
Consumer discretionary	14,295,543	0	0	14,295,543
Consumer staples	19,806,928	0	0	19,806,928
Energy	16,458,215	0	0	16,458,215
Financials	49,593,345	0	0	49,593,345
Health care	34,378,018	0	0	34,378,018
Industrials	28,984,544	0	0	28,984,544
Information technology	20,943,649	0	0	20,943,649
Materials	9,329,638	0	0	9,329,638
Real estate	8,336,011	0	0	8,336,011
Utilities	11,703,470	0	0	11,703,470
Short-term investments
Investment companies	4,216,993	0	0	4,216,993
	224,258,949	0	0	224,258,949
Futures contracts	220,965	0	0	220,965
Total assets	$224,479,914	$0	$0	$224,479,914
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts , the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 2023, the Fund did not have transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.400%
Next $4 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.330
For the year ended July 31, 2023, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Large Company Value Fund | 29

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.82%
Class C	1.57
Class R6	0.40
Administrator Class	0.75
Institutional Class	0.50
Prior to June 30, 2023, the Fund’s expenses were capped at 0.83% for Class A shares and 1.58% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C  shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2023, Allspring Funds Distributor received $2,215 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2023 were $1,019,269,217 and $1,028,713,898, respectively.
30 | Allspring Large Company Value Fund

Notes to financial statements
6.
DERIVATIVE TRANSACTIONS
During the year ended July 31, 2023, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $5,179,336 in long futures contracts during the year ended July 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:
	Year ended July 31
	2023	2022
Ordinary income	$3,474,770	$64,652,869
Long-term capital gain	0	11,353,866
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$205,168	$12,723,800	$(1,572,191)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Large Company Value Fund | 31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Company Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, transfer agent, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 26, 2023
32 | Allspring Large Company Value Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 95% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $3,133,059 of income dividends paid during the fiscal year ended July 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2023, $140,539 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Large Company Value Fund | 33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

34 | Allspring Large Company Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Large Company Value Fund | 35

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36 | Allspring Large Company Value Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Large Company Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Large Company Value Fund | 37

Other information (unaudited)
investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one-year period under review, higher than the average investment performance of the Universe for the three- and five-year periods under review, and in range of the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 1000® Value Index, for the one-year period under review, higher than the investment performance of its benchmark index for the three- and five-year periods under review, and in range of the investment performance of its benchmark index for the ten-year period under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A and Class C shares.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

38 | Allspring Large Company Value Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Large Company Value Fund | 39

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

40 | Allspring Large Company Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-08072023-bqheoarm 09-23
AR3325 07-23

Allspring Premier Large Company Growth Fund
Annual Report
July 31, 2023

The views expressed and any forward-looking statements are as of July 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Premier Large Company Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Premier Large Company Growth Fund for the 12-month period that ended July 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 13.02%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.41%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 8.35%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -3.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 2.45%, the Bloomberg Municipal Bond Index6 gained 0.93%, and the ICE BofA U.S. High Yield Index7 returned 4.24%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with historically high annual inflation, which topped 9% in the eurozone and remained above 8% in the U.S., despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices in August 2022. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Premier Large Company Growth Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Premier Large Company Growth Fund | 3

Letter to shareholders (unaudited)
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Premier Large Company Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Premier Large Company Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA, David Nazaret, CFA*, Thomas C. Ognar, CFA

Average annual total returns (%) as of July 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EKJAX)	1-20-1998	2.53	7.83	10.52	8.75	9.11	11.18	1.12	1.10
Class C (EKJCX)	1-22-1998	6.88	8.26	10.51	7.88	8.26	10.51	1.87	1.85
Class R6 (EKJFX)	11-30-2012	–	–	–	9.20	9.59	11.69	0.70	0.65
Administrator Class (WFPDX)	7-16-2010	–	–	–	8.86	9.22	11.31	1.05	1.00
Institutional Class (EKJYX)	6-30-1999	–	–	–	9.20	9.54	11.63	0.80	0.70
Russell 1000® Growth Index[3]	–	–	–	–	17.31	15.23	15.53	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.10% for Class A, 1.85% for Class C, 0.65% for Class R6, 1.00% for Administrator Class and
0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

*	Mr. Nazaret became a portfolio manager of the Fund on May 16, 2023.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Premier Large Company Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Premier Large Company Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2023.
•The Fund’s performance was inhibited by holdings within communication services, information technology (IT), and financials.
•Holdings within materials and an underweight to consumer staples aided the Fund’s relative performance for the period.
Equities rebounded strongly during the period.
Equities made a strong comeback after enduring losses during a rapid interest rate tightening cycle in 2022. The market rebound in 2023 has been led by growth equities and is supported by favorable inflation trends, a resilient consumer, and robust employment data. The economy showed resilience, overcoming a regional banking crisis and several high-profile bank failures. Investors cheered the possibility of the tightening cycle ending, leading to optimism and strong performance in the equity market during the first half of the calendar year. Overall, the economy appears relatively healthy and investors are looking ahead to a potential soft landing, which was not anticipated at the beginning of the year. This contributed to the equity market’s strength in the first half of 2023 as well as its overall strong performance during the full fiscal period

Ten largest holdings (%) as of July 31, 2023[1]
Microsoft Corp.	10.10
NVIDIA Corp.	6.28
Apple, Inc.	5.09
Amazon.com, Inc.	3.92
Meta Platforms, Inc. Class A	3.11
Mastercard, Inc. Class A	2.23
S&P Global, Inc.	2.02
Alphabet, Inc. Class A	1.98
HEICO Corp.	1.91
Palo Alto Networks, Inc.	1.91

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Communication services, IT, and financial services stocks hindered relative performance.
Within the communication services sector, an overweight to Alphabet, the parent company of Google, detracted during the period. Shares lagged due to slowing growth and concerns about its core search business. Meanwhile, Meta Platforms’ shift toward efficiency and return on investment led to a sharp rally, but the portfolio’s collective underweight to mega-cap technology stocks including Apple hindered performance within IT, the largest and best-performing sector in the benchmark during the period.
The shift in interest rate expectations drove sentiment away from financial services stocks. While we don’t own banks, our overweight to financials, mainly in payments and exchanges, lagged. Fixed income electronic trading platform MarketAxess* detracted during the period on lower volume, some of which is attributable to the banking turmoil, which moved volume offline during a period of significant stress as banks worked to offload losses.
Stocks in materials and an underweight to consumer staples aided Fund performance.
Linde, the largest global industrial gas company, saw its shares rally 31% during the period and it was a key contributor to portfolio performance. Linde is a steady grower with a highly sustainable business built around long-term contracts. Given the shift in market sentiment, consumer staples was the worst-performing sector during the period. We typically don’t find many investments in staples that fit our robust and sustainable growth framework and the underweight contributed to relative performance.

Sector allocation as of July 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
*
This security was no longer held at the end of the reporting period.

8 | Allspring Premier Large Company Growth Fund

Performance highlights (unaudited)
We maintain a diversified and balanced approach with a focus on managing risk.
While overall market returns were strong during the period, the fiscal year was characterized by market narrowness, with mega-cap technology firms dominating returns. The problem is particularly acute within the large-cap growth segment, where the top seven stocks in the Russell 1000® Growth Index now make up 45% of the index. Many are world-class companies that earn their way into the portfolio, but an improvement in market breadth would benefit our diversified approach. Valuation outside of the mega-cap group is generally more attractive.
The economy appears to be on solid footing, but there are plenty of risks and uncertainties that investors need to contend with going forward, including a reversal of the trends of rising interest rates and persistently high inflation. Corporate earnings have been revised down, but enthusiasm for artificial intelligence and the ongoing infrastructure buildout phase can provide additional growth opportunities. It’s far too early to forecast winners and losers, but companies that provide the infrastructure-enabling computing power, including data centers, are already showing a tangible impact on their businesses.
Overall, we are constructive on the markets, but in this mega-cap-dominated environment, it’s been easy for investors to deemphasize diversification, portfolio construction, and risk management. We expect a renewed focus on those attributes that will show the benefits of our balanced and diversified approach to navigating a less-certain environment ahead.

Allspring Premier Large Company Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2023 to July 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2023	Ending account value 7-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,164.19	$5.74	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36	1.07%
Class C
Actual	$1,000.00	$1,159.61	$9.96	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%
Class R6
Actual	$1,000.00	$1,166.80	$3.49	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,164.58	$5.37	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Institutional Class
Actual	$1,000.00	$1,166.53	$3.76	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Premier Large Company Growth Fund

Portfolio of investments—July 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 99.85%
Communication services: 10.63%
Entertainment: 3.07%
Liberty Media Corp.-Liberty Formula One Class C†	251,797	$18,280,462
Live Nation Entertainment, Inc.†	168,793	14,811,586
Take-Two Interactive Software, Inc.†	110,800	16,945,752
World Wrestling Entertainment, Inc. Class A	136,308	14,312,340
		64,350,140
Interactive media & services: 6.78%
Alphabet, Inc. Class A†	313,297	41,580,778
Alphabet, Inc. Class C†	265,756	35,374,781
Meta Platforms, Inc. Class A†	205,095	65,343,267
		142,298,826
Media: 0.78%
Trade Desk, Inc. Class A†	178,100	16,253,406
Consumer discretionary: 12.87%
Automobile components: 0.69%
Mobileye Global, Inc. Class A†	380,437	14,525,085
Broadline retail: 4.41%
Amazon.com, Inc.†	615,341	82,258,785
MercadoLibre, Inc.†	8,331	10,314,194
		92,572,979
Hotels, restaurants & leisure: 2.66%
Chipotle Mexican Grill, Inc. Class A†	15,553	30,519,341
Hilton Worldwide Holdings, Inc.	162,809	25,315,171
		55,834,512
Specialty retail: 2.42%
AutoZone, Inc.†	12,414	30,808,072
Five Below, Inc.†	10,998	2,291,323
Ulta Beauty, Inc.†	39,637	17,630,538
		50,729,933
Textiles, apparel & luxury goods: 2.69%
Deckers Outdoor Corp.†	64,137	34,870,646
lululemon athletica, Inc.†	56,599	21,424,419
		56,295,065
Consumer staples: 1.59%
Beverages: 1.59%
Celsius Holdings, Inc.†	117,964	17,069,391
Monster Beverage Corp.†	284,450	16,353,030
		33,422,421
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 11

Portfolio of investments—July 31, 2023

	Shares	Value
Financials: 7.76%
Capital markets: 4.62%
Moody’s Corp.	44,000	$15,521,000
S&P Global, Inc.	107,580	42,441,386
Tradeweb Markets, Inc. Class A	477,015	39,015,057
		96,977,443
Financial services: 2.23%
Mastercard, Inc. Class A	118,561	46,746,231
Insurance: 0.91%
Kinsale Capital Group, Inc.	51,009	19,007,484
Health care: 12.98%
Biotechnology: 5.26%
Argenx SE ADR†	46,263	23,338,758
Exact Sciences Corp.†	339,386	33,103,711
Karuna Therapeutics, Inc.†	33,186	6,629,567
Sarepta Therapeutics, Inc.†	128,429	13,920,420
Vertex Pharmaceuticals, Inc.†	94,886	33,432,133
		110,424,589
Health care equipment & supplies: 4.86%
Boston Scientific Corp.†	486,919	25,246,750
DexCom, Inc.†	188,802	23,517,177
Hologic, Inc.†	196,042	15,569,656
Insulet Corp.†	3,467	959,492
Penumbra, Inc.†	64,478	19,560,046
Shockwave Medical, Inc.†	65,680	17,116,208
		101,969,329
Health care technology: 1.10%
Veeva Systems, Inc. Class A†	112,537	22,982,306
Pharmaceuticals: 1.76%
Eli Lilly & Co.	81,259	36,936,278
Industrials: 10.66%
Aerospace & defense: 1.91%
HEICO Corp.	227,569	40,047,593
Building products: 0.99%
Trex Co., Inc.†	299,066	20,677,423
Commercial services & supplies: 0.74%
Copart, Inc.†	176,559	15,606,050
Construction & engineering: 2.35%
Quanta Services, Inc.	126,191	25,442,629
WillScot Mobile Mini Holdings Corp.†	496,522	23,808,230
		49,250,859
The accompanying notes are an integral part of these financial statements.
12 | Allspring Premier Large Company Growth Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Electrical equipment: 0.51%
Eaton Corp. PLC	51,991	$10,674,792
Ground transportation: 1.24%
Uber Technologies, Inc.†	524,773	25,955,273
Machinery: 1.32%
Fortive Corp.	354,876	27,804,535
Professional services: 1.60%
Paycom Software, Inc.	36,201	13,349,480
Verisk Analytics, Inc. Class A	88,470	20,254,322
		33,603,802
Information technology: 40.80%
Communications equipment: 1.13%
Arista Networks, Inc.†	153,475	23,802,438
IT services: 1.28%
MongoDB, Inc. Class A†	63,323	26,810,958
Semiconductors & semiconductor equipment: 11.65%
Advanced Micro Devices, Inc.†	273,906	31,334,846
Allegro MicroSystems, Inc.†	213,976	11,043,301
Microchip Technology, Inc.	421,189	39,566,495
Monolithic Power Systems, Inc.	55,085	30,819,507
NVIDIA Corp.	281,864	131,712,229
		244,476,378
Software: 21.65%
Datadog, Inc. Class A†	199,991	23,342,950
Dynatrace, Inc.†	622,715	34,056,283
Fair Isaac Corp.†	28,739	24,082,420
Fortinet, Inc.†	319,791	24,854,156
Microsoft Corp.	630,398	211,763,296
Oracle Corp.	314,344	36,850,547
Palo Alto Networks, Inc.†	160,002	39,994,100
ServiceNow, Inc.†	64,144	37,395,952
Tyler Technologies, Inc.†	55,085	21,848,364
		454,188,068
Technology hardware, storage & peripherals: 5.09%
Apple, Inc.	543,100	106,691,995
Materials: 1.59%
Chemicals: 1.59%
Linde PLC	85,288	33,319,463
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 13

Portfolio of investments—July 31, 2023

	Shares	Value
Real estate: 0.97%
Real estate management & development: 0.97%
CoStar Group, Inc.†	242,338	$20,349,122
Total common stocks (Cost $1,286,005,764)		2,094,584,776

		Yield
Short-term investments: 0.68%
Investment companies: 0.68%
Allspring Government Money Market Fund Select Class♠∞		5.19%	14,213,422	14,213,422
Total short-term investments (Cost $14,213,422)				14,213,422
Total investments in securities (Cost $1,300,219,186)	100.53%			2,108,798,198
Other assets and liabilities, net	(0.53)			(11,078,570)
Total net assets	100.00%			$2,097,719,628

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$14,233,380	$527,541,912	$(527,561,870)	$0	$0	$14,213,422	14,213,422	$651,878
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	17,190,075	(17,191,185)	1,110	0	0	0	53,155 [1]
				$1,110	$0	$14,213,422		$705,033

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Premier Large Company Growth Fund

Statement of assets and liabilities—July 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,286,005,764)	$2,094,584,776
Investments in affiliated securities, at value (cost $14,213,422)	14,213,422
Receivable for investments sold	23,665,823
Receivable for Fund shares sold	1,259,004
Receivable for dividends	165,226
Prepaid expenses and other assets	147,007
Total assets	2,134,035,258
Liabilities
Payable for investments purchased	32,146,984
Payable for Fund shares redeemed	2,556,819
Management fee payable	1,078,053
Administration fees payable	216,995
Distribution fee payable	10,724
Trustees’ fees and expenses payable	5,184
Accrued expenses and other liabilities	300,871
Total liabilities	36,315,630
Total net assets	$2,097,719,628
Net assets consist of
Paid-in capital	$1,038,321,985
Total distributable earnings	1,059,397,643
Total net assets	$2,097,719,628
Computation of net asset value and offering price per share
Net assets–Class A	$953,527,011
Shares outstanding–Class A1	75,981,987
Net asset value per share–Class A	$12.55
Maximum offering price per share – Class A2	$13.32
Net assets–Class C	$16,978,713
Shares outstanding–Class C1	2,383,512
Net asset value per share–Class C	$7.12
Net assets–Class R6	$839,916,861
Shares outstanding–Class R6[1]	59,447,100
Net asset value per share–Class R6	$14.13
Net assets–Administrator Class	$20,383,188
Shares outstanding–Administrator Class[1]	1,565,659
Net asset value per share–Administrator Class	$13.02
Net assets–Institutional Class	$266,913,855
Shares outstanding–Institutional Class[1]	19,055,610
Net asset value per share–Institutional Class	$14.01
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 15

Statement of operations—year ended July 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $47,066)	$8,828,208
Income from affiliated securities	669,913
Interest (net of foreign withholding taxes of $18,342)	105,850
Total investment income	9,603,971
Expenses
Management fee	13,407,519
Administration fees
Class A	1,862,655
Class C	37,811
Class R4	86 [1]
Class R6	230,003
Administrator Class	24,931
Institutional Class	405,646
Shareholder servicing fees
Class A	2,224,198
Class C	45,024
Class R4	107 [1]
Administrator Class	47,045
Distribution fee
Class C	134,184
Custody and accounting fees	81,626
Professional fees	65,567
Registration fees	73,321
Shareholder report expenses	115,506
Trustees’ fees and expenses	29,391
Other fees and expenses	69,848
Total expenses	18,854,468
Less: Fee waivers and/or expense reimbursements
Fund-level	(796,886)
Class A	(156,048)
Class C	(85)
Class R6	(229,035)
Administrator Class	(5,037)
Institutional Class	(246,414)
Net expenses	17,420,963
Net investment loss	(7,816,992)
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R4 shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Premier Large Company Growth Fund

Statement of operations—year ended July 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$264,652,963
Affiliated securities	1,110
Foreign currency and foreign currency translations	968
Net realized gains on investments	264,655,041
Net change in unrealized gains (losses) on investments	(103,332,968)
Net realized and unrealized gains (losses) on investments	161,322,073
Net increase in net assets resulting from operations	$153,505,081
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2023		Year ended July 31, 2022
Operations
Net investment loss		$(7,816,992)		$(15,412,403)
Net realized gains on investments		264,655,041		230,342,200
Net change in unrealized gains (losses) on investments		(103,332,968)		(994,308,831)
Net increase (decrease) in net assets resulting from operations		153,505,081		(779,379,034)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(309,130,200)
Class C		0		(15,056,315)
Class R4		0 [1]		(291,397)
Class R6		0		(222,688,114)
Administrator Class		0		(13,378,433)
Institutional Class		0		(126,375,453)
Total distributions to shareholders		0		(686,919,912)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,581,286	17,119,149	3,310,399	50,327,381
Class C	173,414	1,054,752	223,387	2,029,703
Class R4	260 [1]	3,038 [1]	4,488	72,140
Class R6	5,084,518	62,941,438	8,122,366	122,467,136
Administrator Class	98,765	1,119,557	198,706	3,310,040
Institutional Class	2,259,612	27,341,855	5,740,987	88,249,584
		109,579,789		266,455,984
Reinvestment of distributions
Class A	0	0	19,056,650	289,089,373
Class C	0	0	1,669,149	14,554,977
Class R4	0 [1]	0 [1]	17,671	291,397
Class R6	0	0	12,933,032	219,214,894
Administrator Class	0	0	824,167	12,947,669
Institutional Class	0	0	6,622,898	111,397,139
		0		647,495,449
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R4 shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Premier Large Company Growth Fund

Statement of changes in net assets

	Year ended July 31, 2023		Year ended July 31, 2022
	Shares		Shares
Payment for shares redeemed
Class A	(12,407,359)	$(135,983,194)	(13,457,217)	$(193,624,038)
Class C	(1,298,681)	(8,021,717)	(2,936,526)	(26,914,649)
Class R4	(10,422)[1]	(139,036)[1]	(82,779)	(1,205,111)
Class R6	(11,811,125)	(144,843,850)	(10,939,862)	(168,824,630)
Administrator Class	(417,909)	(4,693,155)	(2,451,692)	(34,510,357)
Institutional Class	(15,141,286)	(185,269,160)	(12,833,169)	(192,974,882)
		(478,950,112)		(618,053,667)
Net increase (decrease) in net assets resulting from capital share transactions		(369,370,323)		295,897,766
Total decrease in net assets		(215,865,242)		(1,170,401,180)
Net assets
Beginning of period		2,313,584,870		3,483,986,050
End of period		$2,097,719,628		$2,313,584,870
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R4 shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.54	$19.28	$16.08	$14.19	$15.10
Net investment loss	(0.07)[1]	(0.11)[1]	(0.13)[1]	(0.07)	(0.05)
Net realized and unrealized gains (losses) on investments	1.08	(3.54)	5.36	3.07	1.50
Total from investment operations	1.01	(3.65)	5.23	3.00	1.45
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)
Net asset value, end of period	$12.55	$11.54	$19.28	$16.08	$14.19
Total return[2]	8.75%	(24.02)%	34.93%	22.78%	12.97%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.13%	1.13%	1.14%	1.15%
Net expenses	1.09%	1.10%	1.10%	1.10%	1.11%
Net investment loss	(0.61)%	(0.75)%	(0.77)%	(0.52)%	(0.40)%
Supplemental data
Portfolio turnover rate	76%	54%	48%	45%	60%
Net assets, end of period (000s omitted)	$953,527	$1,001,892	$1,501,805	$1,178,453	$1,050,751

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.60	$12.85	$11.40	$10.45	$11.87
Net investment loss	(0.09)[1]	(0.14)[1]	(0.18)[1]	(0.13)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	0.61	(2.02)	3.66	2.19	1.06
Total from investment operations	0.52	(2.16)	3.48	2.06	0.94
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)
Net asset value, end of period	$7.12	$6.60	$12.85	$11.40	$10.45
Total return[2]	7.88%	(24.57)%	33.80%	21.87%	12.09%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.86%	1.87%	1.89%	1.90%
Net expenses	1.86%	1.85%	1.86%	1.86%	1.86%
Net investment loss	(1.37)%	(1.51)%	(1.52)%	(1.27)%	(1.14)%
Supplemental data
Portfolio turnover rate	76%	54%	48%	45%	60%
Net assets, end of period (000s omitted)	$16,979	$23,163	$58,524	$111,046	$153,404

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.94	$21.03	$17.31	$15.12	$15.87
Net investment loss	(0.02)[1]	(0.05)[1]	(0.06)[1]	(0.01)	(0.00)[1,2]
Net realized and unrealized gains (losses) on investments	1.21	(3.95)	5.81	3.31	1.61
Total from investment operations	1.19	(4.00)	5.75	3.30	1.61
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)
Net asset value, end of period	$14.13	$12.94	$21.03	$17.31	$15.12
Total return	9.20%	(23.64)%	35.49%	23.39%	13.40%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.70%	0.70%	0.71%	0.71%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment loss	(0.17)%	(0.30)%	(0.32)%	(0.07)%	(0.02)%
Supplemental data
Portfolio turnover rate	76%	54%	48%	45%	60%
Net assets, end of period (000s omitted)	$839,917	$856,050	$1,179,098	$954,852	$820,383

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
The accompanying notes are an integral part of these financial statements.
22 | Allspring Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.96	$19.82	$16.47	$14.48	$15.35
Net investment loss	(0.06)[1]	(0.11)[1]	(0.12)[1]	(0.06)[1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	1.12	(3.66)	5.50	3.16	1.53
Total from investment operations	1.06	(3.77)	5.38	3.10	1.49
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)
Net asset value, end of period	$13.02	$11.96	$19.82	$16.47	$14.48
Total return	8.86%	(23.96)%	35.02%	23.02%	13.02%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.04%	1.05%	1.06%	1.07%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment loss	(0.52)%	(0.68)%	(0.67)%	(0.42)%	(0.29)%
Supplemental data
Portfolio turnover rate	76%	54%	48%	45%	60%
Net assets, end of period (000s omitted)	$20,383	$22,546	$65,665	$54,341	$49,042

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.83	$20.90	$17.22	$15.06	$15.82
Net investment income (loss)	(0.03)[1]	(0.06)[1]	(0.07)[1]	(0.02)[1]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	1.21	(3.92)	5.78	3.29	1.60
Total from investment operations	1.18	(3.98)	5.71	3.27	1.60
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)
Net asset value, end of period	$14.01	$12.83	$20.90	$17.22	$15.06
Total return	9.20%	(23.70)%	35.43%	23.28%	13.38%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.80%	0.80%	0.81%	0.82%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.21)%	(0.35)%	(0.37)%	(0.12)%	0.02%
Supplemental data
Portfolio turnover rate	76%	54%	48%	45%	60%
Net assets, end of period (000s omitted)	$266,914	$409,806	$677,437	$648,357	$643,578

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Premier Large Company Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R4 shares became Institutional Class shares in a tax-free conversion. Shareholders of Class R4 received Institutional Class shares at a value equal to the value of their Class R4 shares immediately prior to the conversion. Class R4 shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Allspring Premier Large Company Growth Fund | 25

Notes to financial statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2023, the aggregate cost of all investments for federal income tax purposes was $1,302,184,285 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$810,037,260
Gross unrealized losses	(3,423,347)
Net unrealized gains	$806,613,913
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At July 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(9,466,363)	$9,466,363
As of July 31, 2023, the Fund had a qualified late-year ordinary loss of $5,193,559 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
26 | Allspring Premier Large Company Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$222,902,372	$0	$0	$222,902,372
Consumer discretionary	269,957,574	0	0	269,957,574
Consumer staples	33,422,421	0	0	33,422,421
Financials	162,731,158	0	0	162,731,158
Health care	272,312,502	0	0	272,312,502
Industrials	223,620,327	0	0	223,620,327
Information technology	855,969,837	0	0	855,969,837
Materials	33,319,463	0	0	33,319,463
Real estate	20,349,122	0	0	20,349,122
Short-term investments
Investment companies	14,213,422	0	0	14,213,422
Total assets	$2,108,798,198	$0	$0	$2,108,798,198
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2023, the management fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Premier Large Company Growth Fund | 27

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R4	0.08
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.10%
Class C	1.85
Class R6	0.65
Administrator Class	1.00
Institutional Class	0.70
Prior to June 30, 2023, the Fund’s expenses were capped at 1.11% for Class A shares and 1.86% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C  shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2023, Allspring Funds Distributor received $4,931 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate up to 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2023 were $1,511,073,750 and $1,869,599,645, respectively.
28 | Allspring Premier Large Company Growth Fund

Notes to financial statements
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:
	Year ended July 31
	2023	2022
Ordinary income	$0	$23,871,682
Long-term capital gain	0	663,048,230
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$257,988,596	$806,613,913	$(5,193,559)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Premier Large Company Growth Fund | 29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Premier Large Company Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principle.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 26, 2023
30 | Allspring Premier Large Company Growth Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Premier Large Company Growth Fund | 31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

32 | Allspring Premier Large Company Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Premier Large Company Growth Fund | 33

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34 | Allspring Premier Large Company Growth Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Premier Large Company Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Premier Large Company Growth Fund | 35

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review except the five-year period, which was in range of the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 1000® Growth Index, for all periods under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s in range performance relative to the Universe over the five-year period under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class, except Class A and the Administrator Class, which were in range of the median net operating expense ratios of the expense Groups. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A and Class C shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes except Class A and the Institutional Class, which were in range of the sum of these average rates for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

36 | Allspring Premier Large Company Growth Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Premier Large Company Growth Fund | 37

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38 | Allspring Premier Large Company Growth Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-08072023-zgzm8wh7 09-23
AR4325 07-23

Allspring Special Large Cap Value Fund
Annual Report
July 31, 2023

The views expressed and any forward-looking statements are as of July 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Special Large Cap Value Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special Large Cap Value Fund for the 12-month period that ended July 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 13.02%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.41%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 8.35%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -3.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 2.45%, the Bloomberg Municipal Bond Index6 gained 0.93%, and the ICE BofA U.S. High Yield Index7 returned 4.24%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with historically high annual inflation, which topped 9% in the eurozone and remained above 8% in the U.S., despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices in August 2022. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Special Large Cap Value Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Special Large Cap Value Fund | 3

Letter to shareholders (unaudited)
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Special Large Cap Value Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Special Large Cap Value Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	James M. Tringas, CFA, Bryant VanCronkhite, CFA, CPA, Shane Zweck, CFA

Average annual total returns (%) as of July 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EIVAX)	8-1-2006	7.61	7.27	8.20	14.17	8.55	8.84	1.17	1.10
Class C (EIVCX)	8-1-2006	12.30	7.76	8.21	13.30	7.76	8.21	1.92	1.85
Class R6 (EIVFX)	11-30-2012	–	–	–	14.61	9.17	9.37	0.75	0.65
Administrator Class (EIVDX)	7-30-2010	–	–	–	14.32	8.73	9.03	1.10	0.95
Institutional Class (EIVIX)	8-1-2006	–	–	–	14.69	8.97	9.30	0.85	0.70
Russell 1000® Value Index[3]	–	–	–	–	8.28	8.01	9.02	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.10% for Class A, 1.85% for Class C, 0.65% for Class R6, 0.95% for Administrator Class and
0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

6 | Allspring Special Large Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special Large Cap Value Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2023.
•Stock selection in the health care, financials, consumer discretionary, and materials sectors contributed to the Fund’s relative performance.
•Stock selection in utilities and an underweight in the communication services sector detracted from relative performance.
U.S. Federal Reserve (Fed) interest rate hikes combined with narrow market leadership.
Equity markets experienced volatility over the past 12 months as investors digested some of the most aggressive tightening by the Fed since the early 1980s in its attempt to battle rapidly rising inflation. U.S. equity markets climbed higher with leadership remaining very narrow. Large-cap growth stocks dramatically outperformed large-cap value stocks as investors focused on artificial intelligence–exposed growth stocks.
Rather than try to time when macroeconomic headwinds will subside, we look to invest in companies that can control their destiny via their financial flexibility. Many companies have been forced to take defensive measures as inflation and interest rates have moved higher. While our holdings are certainly not immune from these factors, their financial flexibility and competitive advantages allow them to navigate the current environment and be strategic as opportunities arise. Elevated market volatility provided numerous opportunities for portfolio repositioning to take advantage of dislocations between short-term fears and the long-term cash-generation ability of our holdings when seen through our reward-to-risk lens. Overall, the most notable sector weight changes included decreases within information technology and consumer discretionary and an increase in real estate.

Ten largest holdings (%) as of July 31, 2023[1]
Alphabet, Inc. Class C	4.04
AerCap Holdings NV	3.49
JPMorgan Chase & Co.	3.32
Vulcan Materials Co.	3.22
Bank of America Corp.	3.12
Cigna Group	3.08
Walmart, Inc.	2.99
ConocoPhillips	2.93
General Motors Co.	2.89
CBRE Group, Inc. Class A	2.87

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Key contributors included stock selection within the health care, financials, consumer discretionary, and materials sectors.
The largest contributor to the Fund’s performance was D.R. Horton, Inc., America’s largest homebuilder, primarily serving entry-level homebuyers. The company is transitioning from a lot-ownership model to a lot-optioned model, which will lower the business’s capital intensity and increase its return on equity and free-cash-flow durability. Management’s commentary implied that its revenue guidance for fiscal-year 2023 was on the conservative side. This led to outperformance that we expect will continue as it rises to the challenge of meeting America’s housing needs. Contributing the most to the Fund’s performance within materials was Vulcan Materials Co., which produces construction aggregates, asphalt, and concrete. Recently, management reported results showing gross profit per ton grew and aggregates pricing increased by double digits, both sequentially and year over year. Our thesis remains intact and the visibility of the volumes and pricing is strong as it is underpinned by government spending.

Sector allocation as of July 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Detractors from performance included stock selection in utilities and an underweight in the outperforming communication services sector.
A regulated electric utility in Florida and the largest renewable energy portfolio in the world, NextEra Energy, Inc., detracted. Shares fell upon allegations of campaign finance violations. Concurrently, a member of the executive management team retired. The noise around these events was also augmented with investor disdain for defensive sectors in the first half of 2023. We view the concerns for NextEra to be overblown, with minimal

8 | Allspring Special Large Cap Value Fund

Performance highlights (unaudited)
impact to fundamentals, and we maintain our favorable investment outlook.
Another relative detractor was Keurig Dr Pepper Inc., a leading beverage company that sells the most popular single-serve coffee brewing system in North America. While the company’s coffee performance year to date has been soft, partially reflecting multiyear laps of strength, its overall performance has been strong, reflecting better-than-expected results in the company’s cold segment. We expect coffee performance should begin to improve in the second half of 2023 and we see continued strength in its cold offerings.
We expect further volatility over the near term as market participants continue to focus on inflation data and future monetary policy decisions.
The global economy is beginning to show cracks. Labor statistics have been resilient thus far but will likely be a key factor for future policy decisions and subsequent market volatility. The outperformance of large-cap growth stocks is typical in late-cycle markets as investors seek large-cap diversification and idiosyncratic growth. However, the recent equity market narrowness is likely to be challenged and we expect market leadership to broaden out. As active managers, we look to take advantage of the changing interest rate dynamic and the effect it has on a company’s financial flexibility. We expect our companies to flex their superior balance sheets and be better positioned for the future. We take comfort in the defensive capabilities of our stock selection process to protect capital as economic headwinds increase, but we also appreciate our holdings’ ability to “play offense” and deploy capital for accretive opportunities.

Allspring Special Large Cap Value Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2023 to July 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2023	Ending account value 7-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,050.00	$5.49	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41	1.08%
Class C
Actual	$1,000.00	$1,046.26	$9.44	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%
Class R6
Actual	$1,000.00	$1,051.24	$3.31	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,050.56	$4.52	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46	0.89%
Institutional Class
Actual	$1,000.00	$1,052.14	$3.56	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Special Large Cap Value Fund

Portfolio of investments—July 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 97.03%
Communication services: 5.85%
Interactive media & services: 4.04%
Alphabet, Inc. Class C†	326,650	$43,480,381
Media: 1.81%
Comcast Corp. Class A	431,206	19,516,384
Consumer discretionary: 4.62%
Automobiles: 2.89%
General Motors Co.	811,005	31,118,262
Household durables: 1.73%
D.R. Horton, Inc.	146,137	18,562,322
Consumer staples: 7.61%
Beverages: 2.20%
Keurig Dr Pepper, Inc.	697,053	23,706,773
Consumer staples distribution & retail : 2.99%
Walmart, Inc.	201,609	32,229,215
Personal care products: 2.42%
Unilever PLC ADR	484,073	26,009,242
Energy: 7.91%
Oil, gas & consumable fuels: 7.91%
ConocoPhillips	267,731	31,517,293
EOG Resources, Inc.	211,810	28,071,179
Exxon Mobil Corp.	238,298	25,555,078
		85,143,550
Financials: 18.55%
Banks: 6.44%
Bank of America Corp.	1,047,973	33,535,136
JPMorgan Chase & Co.	226,532	35,782,995
		69,318,131
Capital markets: 2.41%
Intercontinental Exchange, Inc.	225,646	25,904,161
Financial services: 5.36%
Berkshire Hathaway, Inc. Class B†	47,480	16,711,061
Fiserv, Inc.†	180,760	22,813,719
Visa, Inc. Class A	76,315	18,142,365
		57,667,145
Insurance: 4.34%
Allstate Corp.	201,755	22,733,753
American International Group, Inc.	397,442	23,957,804
		46,691,557
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 11

Portfolio of investments—July 31, 2023

	Shares	Value
Health care: 16.08%
Biotechnology: 1.36%
Vertex Pharmaceuticals, Inc.†	41,698	$14,691,873
Health care equipment & supplies: 4.50%
Abbott Laboratories	92,086	10,251,934
Globus Medical, Inc. Class A†	211,792	12,764,704
Medtronic PLC	289,016	25,364,044
		48,380,682
Health care providers & services: 6.28%
Cigna Group	112,460	33,186,946
Humana, Inc.	46,382	21,188,689
Laboratory Corp. of America Holdings	61,695	13,198,412
		67,574,047
Pharmaceuticals: 3.94%
Bristol-Myers Squibb Co.	241,110	14,994,631
Merck & Co., Inc.	257,287	27,439,659
		42,434,290
Industrials: 16.30%
Aerospace & defense: 3.36%
L3Harris Technologies, Inc.	81,481	15,439,834
RTX Corp.	235,632	20,719,122
		36,158,956
Commercial services & supplies: 2.27%
Waste Management, Inc.	149,184	24,434,847
Ground transportation: 1.74%
Canadian Pacific Kansas City Ltd.	227,385	18,711,512
Industrial conglomerates: 1.38%
Honeywell International, Inc.	76,267	14,805,713
Machinery: 1.80%
Caterpillar, Inc.	73,172	19,403,019
Trading companies & distributors: 5.75%
AerCap Holdings NV†	588,874	37,576,050
Ferguson PLC	150,384	24,305,062
		61,881,112
Information technology: 6.61%
IT services: 1.88%
Accenture PLC Class A	63,931	20,224,572
Semiconductors & semiconductor equipment: 1.39%
NXP Semiconductors NV	66,981	14,935,423
The accompanying notes are an integral part of these financial statements.
12 | Allspring Special Large Cap Value Fund

Portfolio of investments—July 31, 2023

	Shares	Value
Software: 3.34%
Cadence Design Systems, Inc.†	47,186	$11,041,996
Microsoft Corp.	74,164	24,913,171
		35,955,167
Materials: 5.49%
Chemicals: 2.27%
Sherwin-Williams Co.	88,438	24,453,107
Construction materials: 3.22%
Vulcan Materials Co.	156,978	34,613,649
Real estate: 5.30%
Office REITs : 1.10%
Boston Properties, Inc.	177,239	11,809,434
Real estate management & development: 2.87%
CBRE Group, Inc. Class A†	370,893	30,899,096
Specialized REITs : 1.33%
Public Storage	50,712	14,288,106
Utilities: 2.71%
Electric utilities: 2.71%
NextEra Energy, Inc.	397,273	29,120,111
Total common stocks (Cost $830,742,243)		1,044,121,839

		Yield
Short-term investments: 3.10%
Investment companies: 3.10%
Allspring Government Money Market Fund Select Class♠∞		5.19%	33,357,878	33,357,878
Total short-term investments (Cost $33,357,878)				33,357,878
Total investments in securities (Cost $864,100,121)	100.13%			1,077,479,717
Other assets and liabilities, net	(0.13)			(1,410,093)
Total net assets	100.00%			$1,076,069,624

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 13

Portfolio of investments—July 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$24,131,967	$370,108,420	$(360,882,509)	$0	$0	$33,357,878	33,357,878	$1,208,504
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	36,875	(36,875)	0	0	0	0	67 [1]
				$0	$0	$33,357,878		$1,208,571

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Special Large Cap Value Fund

Statement of assets and liabilities—July 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $830,742,243)	$1,044,121,839
Investments in affiliated securities, at value (cost $33,357,878)	33,357,878
Cash	27,961
Receivable for Fund shares sold	667,789
Receivable for dividends	633,052
Prepaid expenses and other assets	120,960
Total assets	1,078,929,479
Liabilities
Payable for investments purchased	1,156,211
Payable for Fund shares redeemed	871,683
Management fee payable	488,872
Shareholder servicing fees payable	147,380
Administration fees payable	128,691
Trustees’ fees and expenses payable	5,301
Distribution fees payable	834
Accrued expenses and other liabilities	60,883
Total liabilities	2,859,855
Total net assets	$1,076,069,624
Net assets consist of
Paid-in capital	$839,355,528
Total distributable earnings	236,714,096
Total net assets	$1,076,069,624
Computation of net asset value and offering price per share
Net assets–Class A	$254,988,465
Shares outstanding–Class A1	20,942,764
Net asset value per share–Class A	$12.18
Maximum offering price per share – Class A2	$12.92
Net assets–Class C	$1,340,643
Shares outstanding–Class C1	114,047
Net asset value per share–Class C	$11.76
Net assets–Class R6	$41,991,479
Shares outstanding–Class R6[1]	3,527,754
Net asset value per share–Class R6	$11.90
Net assets–Administrator Class	$455,987,266
Shares outstanding–Administrator Class[1]	34,833,466
Net asset value per share–Administrator Class	$13.09
Net assets–Institutional Class	$321,761,771
Shares outstanding–Institutional Class[1]	26,147,838
Net asset value per share–Institutional Class	$12.31
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 15

Statement of operations—year ended July 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $37,443)	$17,108,239
Income from affiliated securities	1,208,509
Interest	84
Total investment income	18,316,832
Expenses
Management fee	6,005,100
Administration fees
Class A	514,044
Class C	3,132
Class R	202 [1]
Class R6	12,251
Administrator Class	565,208
Institutional Class	192,828
Shareholder servicing fees
Class A	600,659
Class C	3,733
Class R	241 [1]
Administrator Class	1,078,699
Distribution fees
Class C	11,200
Class R	205 [1]
Custody and accounting fees	31,173
Professional fees	61,697
Registration fees	75,055
Shareholder report expenses	58,283
Trustees’ fees and expenses	27,663
Other fees and expenses	19,250
Total expenses	9,260,623
Less: Fee waivers and/or expense reimbursements
Fund-level	(620,306)
Class A	(18,870)
Class C	(18)
Class R6	(12,251)
Administrator Class	(482,485)
Institutional Class	(117,532)
Net expenses	8,009,161
Net investment income	10,307,671
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Special Large Cap Value Fund

Statement of operations—year ended July 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$17,581,356
Foreign currency and foreign currency translations	28
Net realized gains on investments	17,581,384
Net change in unrealized gains (losses) on investments	98,845,969
Net realized and unrealized gains (losses) on investments	116,427,353
Net increase in net assets resulting from operations	$126,735,024
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2023		Year ended July 31, 2022
Operations
Net investment income		$10,307,671		$5,610,182
Net realized gains on investments		17,581,384		76,574,770
Net change in unrealized gains (losses) on investments		98,845,969		(125,314,708)
Net increase (decrease) in net assets resulting from operations		126,735,024		(43,129,756)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(21,506,191)		(53,341,156)
Class C		(109,116)		(416,230)
Class R		(9,285)[1]		(18,487)
Class R6		(3,760,345)		(1,180,752)
Administrator Class		(36,706,544)		(87,453,886)
Institutional Class		(4,220,939)		(12,533,899)
Total distributions to shareholders		(66,312,420)		(154,944,410)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	311,686	3,560,860	324,090	4,276,971
Class C	24,270	264,005	36,301	482,008
Class R	645 [1]	7,461 [1]	948	12,262
Class R6	311,122	3,388,387	3,978,072	49,735,620
Administrator Class	109,729	1,344,715	171,967	2,395,405
Institutional Class	24,596,271	278,031,309	1,030,473	15,516,545
		286,596,737		72,418,811
Reinvestment of distributions
Class A	1,821,930	20,569,076	3,914,851	50,679,898
Class C	10,047	109,116	33,272	416,230
Class R	814 [1]	9,285 [1]	1,414	18,487
Class R6	340,628	3,760,345	92,916	1,180,752
Administrator Class	2,870,257	34,825,950	5,964,339	82,619,695
Institutional Class	366,284	4,179,246	904,435	11,838,887
		63,453,018		146,753,949
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Special Large Cap Value Fund

Statement of changes in net assets

	Year ended July 31, 2023		Year ended July 31, 2022
	Shares		Shares
Payment for shares redeemed
Class A	(2,567,327)	$(29,598,511)	(2,509,378)	$(32,782,415)
Class C	(90,844)	(1,023,853)	(60,475)	(791,051)
Class R	(10,306)[1]	(121,714)[1]	(1,052)	(16,024)
Class R6	(879,014)	(9,974,847)	(1,355,475)	(18,601,665)
Administrator Class	(3,143,649)	(38,738,087)	(2,691,847)	(37,718,367)
Institutional Class	(3,188,483)	(36,891,392)	(1,720,987)	(23,698,526)
		(116,348,404)		(113,608,048)
Net increase in net assets resulting from capital share transactions		233,701,351		105,564,712
Total increase (decrease) in net assets		294,123,955		(92,509,454)
Net assets
Beginning of period		781,945,669		874,455,123
End of period		$1,076,069,624		$781,945,669
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.66	$14.98	$11.35	$13.13	$13.05
Net investment income	0.12 [1]	0.06	0.11	0.14	0.10
Payment from affiliate	0.00	0.00	0.00 [2]	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.44	(0.59)	3.66	(0.58)	0.94
Total from investment operations	1.56	(0.53)	3.77	(0.44)	1.04
Distributions to shareholders from
Net investment income	(0.10)	(0.09)	(0.14)	(0.10)	(0.12)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)
Total distributions to shareholders	(1.04)	(2.79)	(0.14)	(1.34)	(0.96)
Net asset value, end of period	$12.18	$11.66	$14.98	$11.35	$13.13
Total return[3]	14.17%	(5.29)%	33.49%[4]	(4.25)%	9.03%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.18%	1.18%	1.18%
Net expenses	1.09%	1.09%	1.09%	1.10%	1.10%
Net investment income	1.02%	0.52%	0.77%	1.20%	0.81%
Supplemental data
Portfolio turnover rate	42%	40%	46%	34%	27%
Net assets, end of period (000s omitted)	$254,988	$249,213	$294,248	$245,977	$291,111

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Special Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.28	$14.59	$10.99	$12.75	$12.69
Net investment income (loss)	0.03 [1]	(0.03)[1]	0.01 [1]	0.05 [1]	0.00 [1,2]
Payment from affiliate	0.00	0.00	0.05	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.39	(0.58)	3.54	(0.57)	0.92
Total from investment operations	1.42	(0.61)	3.60	(0.52)	0.92
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)
Total distributions to shareholders	(0.94)	(2.70)	0.00	(1.24)	(0.86)
Net asset value, end of period	$11.76	$11.28	$14.59	$10.99	$12.75
Total return[3]	13.30%	(5.99)%	32.76%[4]	(4.99)%	8.16%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.92%	1.93%	1.94%	1.94%
Net expenses	1.86%	1.86%	1.86%	1.86%	1.86%
Net investment income (loss)	0.27%	(0.24)%	0.05%	0.44%	0.03%
Supplemental data
Portfolio turnover rate	42%	40%	46%	34%	27%
Net assets, end of period (000s omitted)	$1,341	$1,923	$2,356	$4,401	$7,370

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had a 0.50% impact on the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.42	$14.73	$11.16	$12.93	$12.92
Net investment income	0.16 [1]	0.18	0.16	0.19 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	1.41	(0.64)	3.60	(0.57)	1.00
Total from investment operations	1.57	(0.46)	3.76	(0.38)	1.16
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.19)	(0.15)	(0.31)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)
Total distributions to shareholders	(1.09)	(2.85)	(0.19)	(1.39)	(1.15)
Net asset value, end of period	$11.90	$11.42	$14.73	$11.16	$12.93
Total return	14.61%	(4.86)%	34.05%	(3.87)%	10.38%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.76%	0.76%	0.76%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.47%	0.97%	1.22%	1.67%	1.27%
Supplemental data
Portfolio turnover rate	42%	40%	46%	34%	27%
Net assets, end of period (000s omitted)	$41,991	$42,878	$15,313	$11,552	$4,231

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Special Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.47	$15.83	$11.99	$13.81	$13.68
Net investment income	0.15 [1]	0.09	0.13	0.17	0.12
Payment from affiliate	0.00	0.00	0.00 [2]	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.54	(0.63)	3.88	(0.62)	1.00
Total from investment operations	1.69	(0.54)	4.01	(0.45)	1.12
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.17)	(0.13)	(0.15)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)
Total distributions to shareholders	(1.07)	(2.82)	(0.17)	(1.37)	(0.99)
Net asset value, end of period	$13.09	$12.47	$15.83	$11.99	$13.81
Total return	14.32%	(5.07)%	33.75%[3]	(4.15)%	9.21%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.11%	1.11%	1.11%
Net expenses	0.92%	0.92%	0.92%	0.93%	0.95%
Net investment income	1.20%	0.70%	0.94%	1.37%	0.96%
Supplemental data
Portfolio turnover rate	42%	40%	46%	34%	27%
Net assets, end of period (000s omitted)	$455,987	$436,335	$499,628	$402,567	$464,041

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had a 0.03% impact on the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.77	$15.10	$11.44	$13.22	$13.14
Net investment income	0.15 [1]	0.12 [1]	0.16 [1]	0.19 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	1.48	(0.61)	3.70	(0.58)	0.94
Total from investment operations	1.63	(0.49)	3.86	(0.39)	1.09
Distributions to shareholders from
Net investment income	(0.15)	(0.14)	(0.20)	(0.15)	(0.17)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)
Total distributions to shareholders	(1.09)	(2.84)	(0.20)	(1.39)	(1.01)
Net asset value, end of period	$12.31	$11.77	$15.10	$11.44	$13.22
Total return	14.69%	(4.96)%	34.01%	(3.86)%	9.44%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.86%	0.86%	0.86%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.34%	0.92%	1.22%	1.59%	1.22%
Supplemental data
Portfolio turnover rate	42%	40%	46%	34%	27%
Net assets, end of period (000s omitted)	$321,762	$51,492	$62,796	$84,544	$106,869

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
24 | Allspring Special Large Cap Value Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Large Cap Value Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Allspring Special Large Cap Value Fund | 25

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2023, the aggregate cost of all investments for federal income tax purposes was $865,522,651 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$226,926,757
Gross unrealized losses	(14,969,691)
Net unrealized gains	$211,957,066
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$62,996,765	$0	$0	$62,996,765
Consumer discretionary	49,680,584	0	0	49,680,584
Consumer staples	81,945,230	0	0	81,945,230
Energy	85,143,550	0	0	85,143,550
Financials	199,580,994	0	0	199,580,994
Health care	173,080,892	0	0	173,080,892
Industrials	175,395,159	0	0	175,395,159
Information technology	71,115,162	0	0	71,115,162
Materials	59,066,756	0	0	59,066,756
Real estate	56,996,636	0	0	56,996,636
Utilities	29,120,111	0	0	29,120,111
Short-term investments
Investment companies	33,357,878	0	0	33,357,878
Total assets	$1,077,479,717	$0	$0	$1,077,479,717
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
26 | Allspring Special Large Cap Value Fund

Notes to financial statements
For the year ended July 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2023, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 (November 30, 2024 for Class A and C) to waive fees and/or reimburse
Allspring Special Large Cap Value Fund | 27

Notes to financial statements
expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.10%
Class C	1.85
Class R6	0.65
Administrator Class	0.95
Institutional Class	0.70
Prior to June 30, 2023, the Fund’s expenses were capped at 1.11% for Class A shares and 1.86% for Class C shares.
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2023, Allspring Funds Distributor received $2,609 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2023 were $523,742,735 and $354,199,047, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:
	Year ended July 31
	2023	2022
Ordinary income	$20,300,841	$17,276,792
Long-term capital gain	46,011,579	137,667,618
28 | Allspring Special Large Cap Value Fund

Notes to financial statements
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$6,706,815	$18,124,253	$211,957,066
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Special Large Cap Value Fund | 29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Large Cap Value Fund  (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 26, 2023
30 | Allspring Special Large Cap Value Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 77% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $46,011,579 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $16,384,906 of income dividends paid during the fiscal year ended July 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2023, $257,522 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended July 31, 2023, $12,288,909 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Special Large Cap Value Fund | 31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

32 | Allspring Special Large Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Special Large Cap Value Fund | 33

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34 | Allspring Special Large Cap Value Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Special Large Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Special Large Cap Value Fund | 35

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one- and five-year periods under review, lower than the average investment performance of the Universe for the three-year period under review, and in range of the average investment performance of the Universe for the ten-year period under view. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Russell 1000® Value Index, for all periods under review, except for the three- and ten-year periods, which were in range of the investment performance of its benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for the Institutional Class, equal to the median net operating expense ratios of the expense Groups for the Administrator Class and Class R6 and in range of the median net operating expense ratios of the expense Groups for Class A and Class R. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A and Class C shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for all share classes except the Institutional Class and Class R, which were in range of the sum of these average rates for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

36 | Allspring Special Large Cap Value Fund

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Special Large Cap Value Fund | 37

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38 | Allspring Special Large Cap Value Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-08072023-tgfe0zpx 09-23
AR4302 07-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended	Fiscal year ended
	July 31, 2023	July 31, 2022
Audit Fees	$309,500	$301,950
Audit-Related Fees	—	—
Tax Fees (1)	42,210	41,085
All Other Fees	—	—

	$351,710	$343,035

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1)The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

3

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for the series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

4

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	September 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	September 26, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	September 26, 2023